Exhibit No. 99

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                               [Banc of America Securities LOGO]


                                  WFHET 2004-2
                         Group 3 AIG Collateral Strats

FICO & Documentation
------------------------------------------------------------------------------------------------------------
                                                                                  Avg           Current
FICO Score                             Full         Stated      All Docs       Prin Bal           LTV
------------------------------------------------------------------------------------------------------------
N/A                                    0.20%        0.00%         0.20%        63,419.03         74.23
500                                    0.09%        0.00%         0.09%        97,495.42         70.16
501 - 550                             10.50%        0.06%        10.56%       123,862.60         74.90
551 - 600                             30.25%        0.25%        30.50%       148,550.21         79.57
601 - 650                             30.98%        0.55%        31.53%       166,568.08         81.10
651 - 700                             15.83%        0.38%        16.21%       183,322.48         78.19
701 - 750                              4.14%        0.18%         4.32%       268,442.60         68.31
751 - 800                              5.95%        0.10%         6.05%       269,648.77         60.40
801 - 850                              0.55%        0.00%         0.55%       377,677.08         55.63
------------------------------------------------------------------------------------------------------------
Total:                                98.48%        1.52%       100.00%       163,314.94         77.54
------------------------------------------------------------------------------------------------------------


LTV & FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                       FICO          FICO         FICO           FICO             FICO         FICO         FICO
CLTV                                   N/A         500-549       550-599        600-649         650-699       700-749     750-799
-----------------------------------------------------------------------------------------------------------------------------------
<= 49.99                              0.02%         0.40%         0.87%          0.81%           0.71%         0.43%       1.52%
50.00 - 59.99                         0.01%         0.64%         1.27%          0.84%           0.78%         0.68%       1.22%
60.00 - 69.99                         0.02%         1.73%         3.66%          3.09%           2.04%         1.07%       1.60%
70.00 - 79.99                         0.09%         4.53%         9.08%         10.49%           6.66%         1.67%       1.50%
80.00 - 89.99                         0.06%         3.09%        13.15%         12.86%           4.86%         0.32%       0.18%
90.00 - 99.99                         0.00%         0.00%         1.85%          3.80%           1.59%         0.14%       0.03%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                0.20%        10.40%        29.89%         31.88%          16.65%         4.31%       6.05%
-----------------------------------------------------------------------------------------------------------------------------------


LTV & FICO
------------------------------------------------------------------------------------------------------------
                                       FICO                        Avg
CLTV                                  ge 800       Total        Prin Bal          WAC           Margin
------------------------------------------------------------------------------------------------------------
<= 49.99                              0.23%         5.00%      166,366.78        5.785           5.031
50.00 - 59.99                         0.12%         5.57%      185,298.56        5.922           5.132
60.00 - 69.99                         0.22%        13.43%      175,029.04         6.29           5.036
70.00 - 79.99                         0.04%        34.06%      167,219.64        6.688           4.986
80.00 - 89.99                         0.00%        34.52%      156,528.49        7.312           5.561
90.00 - 99.99                         0.00%         7.41%      144,770.85        7.743           5.663
------------------------------------------------------------------------------------------------------------
Total:                                0.61%       100.00%      163,314.94        6.841           5.298
------------------------------------------------------------------------------------------------------------


Prin Balance & FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                       FICO          FICO         FICO           FICO             FICO         FICO         FICO
Prin Balance                           N/A         500-549       550-599        600-649         650-699       700-749     750-799
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                      0.06%         0.46%         0.65%          0.47%           0.18%         0.03%       0.01%
50,000.01 - 100,000.00                0.08%         2.02%         4.52%          3.71%           1.44%         0.11%       0.10%
100,000.01 - 150,000.00               0.03%         2.55%         6.00%          5.84%           2.59%         0.23%       0.45%
150,000.01 - 200,000.00               0.01%         2.19%         5.80%          5.65%           2.95%         0.34%       0.51%
200,000.01 - 250,000.00               0.02%         1.20%         4.00%          3.68%           2.21%         0.36%       0.75%
250,000.01 - 300,000.00               0.00%         0.86%         2.42%          3.26%           1.90%         0.31%       0.69%
300,000.01 - 350,000.00               0.00%         0.71%         2.23%          2.58%           1.61%         0.78%       0.95%
350,000.01 - 400,000.00               0.00%         0.27%         1.86%          2.54%           1.35%         0.92%       1.62%
400,000.01 - 450,000.00               0.00%         0.07%         0.69%          1.60%           0.71%         0.24%       0.29%
450,000.01 - 500,000.00               0.00%         0.03%         0.83%          0.99%           0.64%         0.43%       0.16%
500,000.01 - 550,000.00               0.00%         0.00%         0.56%          0.38%           0.32%         0.27%       0.06%
550,000.01 - 600,000.00               0.00%         0.00%         0.23%          0.25%           0.29%         0.13%       0.16%
600,000.01 - 650,000.00               0.00%         0.00%         0.07%          0.14%           0.14%         0.07%       0.03%
650,000.01 - 700,000.00               0.00%         0.00%         0.04%          0.30%           0.08%         0.00%       0.07%
700,000.01 - 750,000.00               0.00%         0.00%         0.00%          0.08%           0.00%         0.00%       0.16%
750,000.01 - 800,000.00               0.00%         0.04%         0.00%          0.30%           0.13%         0.09%       0.04%
800,000.01 - 850,000.00               0.00%         0.00%         0.00%          0.05%           0.05%         0.00%       0.00%
850,000.01 >=                         0.00%         0.00%         0.00%          0.05%           0.05%         0.00%       0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                0.20%        10.40%        29.89%         31.88%          16.65%         4.31%       6.05%
-----------------------------------------------------------------------------------------------------------------------------------


Prin Balance & FICO
------------------------------------------------------------------------------------------------------------
                                       FICO                      Current
Prin Balance                          ge 800       total           LTV            WAC           Margin
------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                      0.00%        1.86%          74.30          8.178           6.081
50,000.01 - 100,000.00                0.00%       11.97%          79.44          7.708           5.670
100,000.01 - 150,000.00               0.00%       17.70%          79.46          7.389           5.541
150,000.01 - 200,000.00               0.00%       17.45%          79.02          6.914           5.442
200,000.01 - 250,000.00               0.00%       12.23%          77.28          6.695           5.339
250,000.01 - 300,000.00               0.00%        9.45%          76.86          6.474           5.274
300,000.01 - 350,000.00               0.10%        8.94%          76.08          6.318           5.141
350,000.01 - 400,000.00               0.44%        9.01%          73.68          5.960           4.848
400,000.01 - 450,000.00               0.05%        3.65%          78.77          6.430           4.849
450,000.01 - 500,000.00               0.03%        3.10%          78.62          6.305           4.766
500,000.01 - 550,000.00               0.00%        1.59%          76.72          6.483           4.769
550,000.01 - 600,000.00               0.00%        1.06%          68.63          5.861           4.208
600,000.01 - 650,000.00               0.00%        0.45%          74.44          5.858           4.104
650,000.01 - 700,000.00               0.00%        0.49%          70.44          6.273           4.376
700,000.01 - 750,000.00               0.00%        0.24%          68.40          6.123           4.298
750,000.01 - 800,000.00               0.00%        0.61%          68.81          6.315           4.398
800,000.01 - 850,000.00               0.00%        0.09%          70.29          6.250           4.313
850,000.01 >=                         0.00%        0.11%          49.79          6.877           4.252
------------------------------------------------------------------------------------------------------------
Total:                                0.61%      100.00%          77.54          6.841           5.298
------------------------------------------------------------------------------------------------------------


Prepayment Penalty & FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                       FICO          FICO         FICO           FICO             FICO         FICO         FICO
Prepayment Penalty Term                N/A         500-549       550-599        600-649         650-699       700-749     750-799
-----------------------------------------------------------------------------------------------------------------------------------
0                                     0.04%         2.83%         7.42%          8.16%           3.86%         0.71%       0.74%
12                                    0.00%         0.08%         0.28%          0.37%           0.49%         0.32%       0.46%
24                                    0.15%         7.09%        18.14%         17.37%           7.14%         0.86%       0.25%
36                                    0.01%         0.40%         4.05%          5.98%           5.14%         2.43%       4.60%
60                                    0.00%         0.00%         0.00%          0.01%           0.01%         0.00%       0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                0.20%        10.40%        29.89%         31.88%          16.65%         4.31%       6.05%
-----------------------------------------------------------------------------------------------------------------------------------


Prepayment Penalty & FICO
-----------------------------------------------------------------------------------------------------------------------------
                                       FICO                      Current                          Avg
Prepayment Penalty Term               ge 800       total           LTV            WAC          Prin Bal          Margin
-----------------------------------------------------------------------------------------------------------------------------
0                                     0.02%        23.77%         77.92          7.200        170,781.87         5.604
12                                    0.04%         2.05%         64.72          5.819        205,748.60         5.960
24                                    0.00%        51.00%         81.37          7.092        155,857.12         5.204
36                                    0.55%        23.16%         69.84          6.006        170,657.09         4.945
60                                    0.00%         0.02%         88.85          7.580         81,797.34         4.875
-----------------------------------------------------------------------------------------------------------------------------
Total:                                0.61%       100.00%         77.54          6.841        163,314.94         5.298
-----------------------------------------------------------------------------------------------------------------------------


Mortg Rates & FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                       FICO          FICO         FICO           FICO             FICO         FICO         FICO
Mortg Rates                            N/A         500-549       550-599        600-649         650-699       700-749     750-799
-----------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                         0.00%         0.00%         0.00%          0.00%           0.02%         0.02%       0.00%
4.000 - 4.499                         0.00%         0.00%         0.00%          0.04%           0.06%         0.39%       0.30%
4.500 - 4.999                         0.00%         0.00%         0.23%          0.55%           1.91%         1.54%       2.93%
5.000 - 5.499                         0.00%         0.01%         0.61%          1.27%           1.82%         0.62%       1.42%
5.500 - 5.999                         0.00%         0.10%         3.44%          5.49%           4.32%         0.97%       1.04%
6.000 - 6.499                         0.00%         0.19%         2.89%          4.64%           2.52%         0.19%       0.16%
6.500 - 6.999                         0.00%         0.84%         7.50%          8.99%           3.84%         0.41%       0.11%
7.000 - 7.499                         0.00%         0.56%         3.29%          3.16%           0.97%         0.08%       0.07%
7.500 - 7.999                         0.00%         1.44%         5.69%          4.79%           0.74%         0.10%       0.03%
8.000 - 8.499                         0.02%         0.98%         1.99%          1.31%           0.21%         0.01%       0.00%
8.500 - 8.999                         0.06%         2.28%         2.71%          1.13%           0.19%         0.00%       0.00%
9.000 - 9.499                         0.01%         0.79%         0.59%          0.19%           0.02%         0.00%       0.00%
9.500 - 9.999                         0.04%         1.58%         0.63%          0.23%           0.02%         0.00%       0.00%
10.000 - 10.499                       0.02%         0.51%         0.14%          0.04%           0.00%         0.00%       0.00%
10.500 - 10.999                       0.04%         1.03%         0.18%          0.06%           0.00%         0.00%       0.00%
11.000 - 11.499                       0.00%         0.09%         0.01%          0.01%           0.00%         0.00%       0.00%
11.500 - 11.999                       0.00%         0.00%         0.00%          0.00%           0.00%         0.00%       0.00%
12.000 - 12.499                       0.00%         0.01%         0.00%          0.00%           0.00%         0.00%       0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                0.20%        10.40%        29.89%         31.88%          16.65%         4.31%       6.05%
-----------------------------------------------------------------------------------------------------------------------------------


Mortg Rates & FICO
-----------------------------------------------------------------------------------------------------------------------------
                                       FICO                      Current                          Avg
Mortg Rates                           ge 800       total           LTV            WAC          Prin Bal          Margin
-----------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                         0.00%        0.04%          63.87           3.950          350,799.10      3.125
4.000 - 4.499                         0.04%        0.84%          57.48           4.277          295,360.64      3.399
4.500 - 4.999                         0.28%        7.44%          60.70           4.744          275,583.08      3.823
5.000 - 5.499                         0.20%        5.96%          69.13           5.255          251,345.21      4.031
5.500 - 5.999                         0.08%       15.43%          74.38           5.776          215,706.01      4.280
6.000 - 6.499                         0.00%       10.58%          77.90           6.252          191,358.19      4.527
6.500 - 6.999                         0.00%       21.68%          79.76           6.751          167,588.75      4.927
7.000 - 7.499                         0.00%        8.13%          82.12           7.239          148,989.94      5.302
7.500 - 7.999                         0.00%       12.79%          83.84           7.729          137,837.93      5.695
8.000 - 8.499                         0.00%        4.52%          83.26           8.237          120,061.14      6.120
8.500 - 8.999                         0.00%        6.37%          82.19           8.738          113,331.67      6.583
9.000 - 9.499                         0.00%        1.60%          81.89           9.240           95,143.18      7.014
9.500 - 9.999                         0.00%        2.49%          79.47           9.694          117,320.73      7.460
10.000 - 10.499                       0.00%        0.70%          78.94          10.272          105,835.80      7.891
10.500 - 10.999                       0.00%        1.30%          80.17          10.691           86,316.64      8.048
11.000 - 11.499                       0.00%        0.11%          77.90          11.125           85,659.99      8.096
11.500 - 11.999                       0.00%        0.00%          84.95          11.950           28,883.19      8.375
12.000 - 12.499                       0.00%        0.01%          84.96          12.250           99,405.07      8.541
-----------------------------------------------------------------------------------------------------------------------------
Total:                                0.61%      100.00%          77.54           6.841          163,314.94      5.298
-----------------------------------------------------------------------------------------------------------------------------


Mortg Rates & LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                       LTV           LTV           LTV            LTV             LTV           LTV
Mortg Rates                           <= 50        50.01-60     60.01-70       70.01-80         80.01-90     90.01-100     total
-----------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                         0.00%         0.02%         0.00%          0.02%           0.00%         0.00%       0.04%
4.000 - 4.499                         0.21%         0.31%         0.21%          0.11%           0.00%         0.00%       0.84%
4.500 - 4.999                         1.66%         1.54%         2.30%          1.77%           0.17%         0.00%       7.44%
5.000 - 5.499                         0.52%         0.64%         1.67%          2.66%           0.45%         0.01%       5.96%
5.500 - 5.999                         0.82%         0.94%         2.62%          7.68%           3.18%         0.18%      15.43%
6.000 - 6.499                         0.40%         0.36%         1.14%          4.94%           3.46%         0.27%      10.58%
6.500 - 6.999                         0.64%         0.74%         2.30%          7.25%           9.54%         1.22%      21.68%
7.000 - 7.499                         0.20%         0.23%         0.73%          2.05%           3.96%         0.95%       8.13%
7.500 - 7.999                         0.19%         0.31%         0.95%          2.53%           6.68%         2.12%      12.79%
8.000 - 8.499                         0.12%         0.12%         0.36%          0.97%           1.97%         0.98%       4.52%
8.500 - 8.999                         0.14%         0.21%         0.60%          1.75%           2.46%         1.21%       6.37%
9.000 - 9.499                         0.02%         0.07%         0.14%          0.54%           0.53%         0.32%       1.61%
9.500 - 9.999                         0.05%         0.05%         0.28%          0.92%           1.05%         0.14%       2.49%
10.000 - 10.499                       0.00%         0.02%         0.05%          0.37%           0.26%         0.00%       0.70%
10.500 - 10.999                       0.02%         0.02%         0.07%          0.43%           0.76%         0.00%       1.30%
11.000 - 11.499                       0.00%         0.00%         0.01%          0.07%           0.03%         0.00%       0.11%
11.500 - 11.999                       0.00%         0.00%         0.00%          0.00%           0.00%         0.00%       0.00%
12.000 - 12.499                       0.00%         0.00%         0.00%          0.00%           0.01%         0.00%       0.01%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                5.00%         5.58%        13.43%         34.06%          34.52%         7.41%     100.01%
-----------------------------------------------------------------------------------------------------------------------------------


Mortg Rates & LTV
-------------------------------------------------------------------------------------------
                                      avg                         Avg
Mortg Rates                           FICO         WAC         Prin Bal         Margin
-------------------------------------------------------------------------------------------
3.500 - 3.999                         691          3.950         350,799.10     3.125
4.000 - 4.499                         738          4.277         295,360.64     3.399
4.500 - 4.999                         724          4.744         275,583.08     3.823
5.000 - 5.499                         686          5.255         251,345.21     4.031
5.500 - 5.999                         643          5.776         215,706.01     4.280
6.000 - 6.499                         626          6.252         191,358.19     4.527
6.500 - 6.999                         615          6.751         167,588.75     4.927
7.000 - 7.499                         605          7.239         148,989.94     5.302
7.500 - 7.999                         596          7.729         137,837.93     5.695
8.000 - 8.499                         584          8.237         120,061.14     6.120
8.500 - 8.999                         569          8.738         113,331.67     6.583
9.000 - 9.499                         558          9.240          95,143.18     7.014
9.500 - 9.999                         548          9.694         117,320.73     7.460
10.000 - 10.499                       539         10.272         105,835.80     7.891
10.500 - 10.999                       537         10.691          86,316.64     8.048
11.000 - 11.499                       537         11.125          85,659.99     8.096
11.500 - 11.999                       534         11.950          28,883.19     8.375
12.000 - 12.499                       535         12.250          99,405.07     8.541
-------------------------------------------------------------------------------------------
Total:                                622          6.841         163,314.94     5.298
-------------------------------------------------------------------------------------------

                                  WFHET 2004-2
                           Group 3 LTV vs FICO Strats


-----------------------------------------------------------------------------------------------------------------------------------
                  FICO > 700      FICO 650-700     FICO 600-650    FICO 550-600     FICO 500-550      FICO = 500        FICO N_A
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00      513,714.42     8,475,678.33    7,151,812.78       694,898.47                0                0               0
90.01 - 95.00     2,598,962.49    19,635,125.93   59,894,386.43    35,619,506.49                0                0               0
85.01 - 90.00     4,944,770.08    54,206,113.88  145,320,673.96   123,371,000.48     1,126,174.74                0               0
80.01 - 85.00     3,808,516.74    30,321,651.89   83,230,349.99   117,930,438.73    55,738,242.50                0    1,050,590.10
75.01 - 80.00    41,393,574.54    91,445,020.47  142,757,863.15   119,735,531.17    49,838,692.93       203,909.89    1,418,180.43
70.01 - 75.00    16,126,702.82    24,712,115.50   42,840,015.48    46,707,079.44    32,470,698.42       775,850.22      272,464.93
65.01 - 70.00    18,567,332.71    17,969,287.81   33,114,891.60    40,628,580.24    19,801,351.40       138,531.85      229,167.62
60.01 - 65.00    33,476,718.20    19,062,592.55   22,327,688.43    25,943,217.36    12,035,502.22       119,997.73       85,657.92
55.01 - 60.00    18,064,825.81     6,397,558.57    9,465,855.70    15,013,784.94     6,949,641.04       203,761.07      161,289.61
50.01 - 55.00    17,557,189.10     6,134,564.79    6,156,910.03     6,734,073.21     4,245,503.63       117,875.92               0
45.01 - 50.00    14,568,491.80     4,047,957.25    5,984,133.20     6,042,642.38     3,023,884.96                0      208,802.36
40.01 - 45.00     9,444,563.66     2,734,050.02    3,475,535.03     4,128,934.75     1,104,767.73                0               0
35.01 - 40.00     6,318,076.84     2,873,768.94    1,312,162.35     2,330,950.53     1,518,837.31                0       84,845.90
30.01 - 35.00     3,409,645.75     1,273,936.24    2,523,956.02     1,205,730.67       838,877.96                0       54,426.27
25.01 - 30.00     2,497,245.58       878,651.31      317,185.19     1,282,220.18       131,830.77                0       34,876.77
20.01 - 25.00     1,722,274.43       799,767.17      263,602.96       270,120.82       894,690.57                0               0
<= 20.00          1,055,365.68       148,257.58      194,442.57       214,448.41        38,807.73                0       14,582.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:          196,067,970.65   291,116,098.23  566,331,464.87   547,853,158.27   189,757,503.91     1,559,926.68    3,614,884.61
-----------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFHET 2004-2
Group 3 Loans



Selection Criteria:
Table of Contents


---------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                         W.A.       W.A.        W.A.
                         of          Aggregate        of Loans     W.A.     W.A.    Combined   Original   Remaining   W.A.
                      Mortgage       Principal      by Principal  Gross    Credit   Original   Term to     Term to    Loan
                       Loans          Balance         Balance     Coupon   Score      LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
5.001 - 10.000               2         $135,930.87     0.01%      7.13%      658     8.48%        360         358        2
10.001 - 15.000              7          397,785.05      0.02      7.144      595     13.04        322         318        4
15.001 - 20.000              4        1,132,188.75      0.06      5.094      774     17.93        356         352        4
20.001 - 25.000             23        3,950,455.95      0.22      5.753      679      22.5        345         342        3
25.001 - 30.000             42        5,142,009.80      0.29      5.941      685     27.79        314         311        3
30.001 - 35.000             57        9,306,572.91      0.52      5.947      667     32.94        316         313        3
35.001 - 40.000             86       14,438,641.87       0.8       5.82      680     37.44        319         316        3
40.001 - 45.000            129       20,887,851.19      1.16      5.623      676     42.84        324         321        3
45.001 - 50.000            185       33,875,911.95      1.89      5.805      677     47.69        338         335        3
50.001 - 55.000            216       40,946,116.68      2.28      5.801      674     52.92        321         318        3
55.001 - 60.000            313       56,256,716.74      3.13      6.026      648     57.93        334         330        3
60.001 - 65.000            574      113,051,374.41      6.29      5.984      651     63.28        340         336        3
65.001 - 70.000            812      130,449,143.23      7.26       6.54      621      68.6        344         340        3
70.001 - 75.000          1,034      163,904,926.81      9.12      6.841      610     73.84        346         343        3
75.001 - 80.000          2,621      446,792,772.58     24.87      6.632      623     79.42        344         341        3
80.001 - 85.000          1,918      292,079,789.95     16.26      7.387      593     84.42        348         345        3
85.001 - 90.000          2,047      328,968,733.14     18.31      7.238      616     89.65        348         345        3
90.001 - 95.000            837      117,747,981.34      6.56      7.766      623     94.81        359         356        3
95.001 - 100.000            92       16,836,104.00      0.94      7.585      651     99.06        359         357        2
---------------------------------------------------------------------------------------------------------------------------
Total:                  10,999   $1,796,301,007.22   100.00%      6.84%      622    77.78%        345         342        3
---------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFHET 2004-2
Group 3 Loans

Selection Criteria:
Table of Contents

1. MI Provider
2. FICO

1. MI Provider

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining       W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to       Loan
MI Provider           Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee      1,151    $176,905,809.29         9.85%       7.25%        617      89.39%          353          351          3
MGIC                    819     126,899,045.50         7.06       7.314         609      88.62           352          349          3
None                  6,119   1,043,880,828.80        58.11       6.446         632      69.93           341          338          3
PMI                     972     148,574,527.91         8.27       7.473         606      88.74           355          352          3
Republic              1,014     160,896,559.78         8.96       7.467         607      88.08           341          337          4
United Guaranty         924     139,144,235.94         7.75       7.452         605       88.4           350          347          3
------------------------------------------------------------------------------------------------------------------------------------
Total:               10,999  $1,796,301,007.22       100.00%       6.84%        622      77.78%          345          342          3
------------------------------------------------------------------------------------------------------------------------------------


2. FICO

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining       W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to       Loan
FICO                  Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
<= 499                   57      $3,614,884.61         0.20%       9.39%          0      74.39%          360          357          3
500 - 519               252      26,279,460.75         1.46       9.533         510      70.63           360          357          3
520 - 539               748      92,725,104.82         5.16       9.159         530      76.38           357          354          3
540 - 559               913     120,080,295.67         6.68       7.824         549       75.3           355          352          3
560 - 579             1,601     230,466,087.32        12.83       7.175         569       78.8           347          344          3
580 - 599             1,622     254,176,494.32        14.15       7.147         589      81.17           348          345          3
600 - 619             1,578     260,349,062.41        14.49       6.948         609      81.37           346          343          3
620 - 639             1,304     215,111,059.63        11.98       6.734         629      81.48           341          338          3
640 - 659             1,022     177,687,844.38         9.89       6.413         649      80.63           341          338          3
660 - 679               777     140,144,222.99          7.8       6.117         669      79.31           340          337          3
680 - 699               403      78,488,205.91         4.37       5.979         688      75.97           340          336          3
700 - 719               112      30,972,566.51         1.72       5.494         710      70.59           335          332          3
720 - 739                75      21,883,677.58         1.22       5.227         730      66.04           342          339          3
740 - 759               206      51,217,188.52         2.85        5.19         750       66.9           327          324          3
760 - 779               221      53,940,514.83            3       5.112         769      61.96           333          330          3
780 - 799                79      28,163,974.06         1.57       4.961         791      54.59           339          336          3
800 - 819                29      11,000,362.91         0.61       4.967         805      56.18           330          327          3
------------------------------------------------------------------------------------------------------------------------------------
Total:               10,999  $1,796,301,007.22       100.00%       6.84%        622      77.78%          345          342          3
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                  Group 2 Loans

Selection Criteria:
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Credit Grade
8. Property Type
9. Occupancy Status
10. Documentation
11. Loan Purpose
12. Product Type
13. Lien Position
14. MI Coverage
15. MI Coverage %
16. Prepayment Penalty Term
17. Geographic Distribution
18. Gross Margin
19. Initial Cap
20. Periodic Cap
21. Maximum Rate
22. Minimum Rate
23. Next Rate Adjustment Date

1.    Mortgage Coupons

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Mortgage Coupons      Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500             1        $151,311.20         0.01%       3.50%        691      80.00%          360          356        4
3.501 - 4.000             6       1,382,626.69         0.09       3.883         708      70.16           341          337        4
4.001 - 4.500            72      16,209,825.84         1.05       4.389         735      53.84           299          295        3
4.501 - 5.000           367      77,101,851.33         4.99       4.848         713      61.54           325          321        4
5.001 - 5.500           745     137,714,469.33         8.92       5.344         678      69.62           333          329        4
5.501 - 6.000         1,459     245,232,940.67        15.89        5.82         651      75.05           337          333        4
6.001 - 6.500         1,580     238,106,881.67        15.42       6.325         627      77.74           343          339        4
6.501 - 7.000         1,574     221,144,332.74        14.33        6.81         611       81.3           353          348        5
7.001 - 7.500         1,465     192,113,976.81        12.45       7.314         598      82.56           353          349        5
7.501 - 8.000         1,217     149,724,319.40          9.7       7.795         588       83.8           357          352        5
8.001 - 8.500           863      91,256,512.37         5.91       8.313         573      82.68           359          354        5
8.501 - 9.000           788      85,879,023.24         5.56       8.796         559      80.89           360          355        5
9.001 - 9.500           458      48,281,171.21         3.13        9.31         549      79.98           359          354        5
9.501 - 10.000          274      27,520,711.64         1.78       9.783         542      78.34           359          354        5
10.001 - 10.500          74       6,877,912.48         0.45      10.177         545      78.76           360          355        5
11.001 - 11.500          52       3,853,931.86         0.25      11.363         541      82.02           360          357        3
11.501 - 12.000          13       1,122,870.69         0.07      11.783         525      79.57           360          357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


2. Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                        Number                        Percent                               W.A.          W.A.         W.A.
                            of          Aggregate    of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                      Mortgage          Principal  by Principal     Gross      Credit   Original       Term to      Term to     Loan
Combined Original LTV    Loans            Balance     Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                 1         $28,931.22        0.00%       9.75%        503       5.18%          360          355        5
10.01 - 15.00               14       1,529,649.71         0.1       5.575         709      12.78           339          335        4
15.01 - 20.00               22       1,470,226.25         0.1       6.832         629      18.34           321          318        4
20.01 - 25.00               31       3,441,286.52        0.22       5.686         718      23.04           280          277        3
25.01 - 30.00               41       4,274,778.45        0.28        5.81         692      27.66           287          284        3
30.01 - 35.00               73       9,620,823.03        0.62       5.763         695      32.69           306          303        3
35.01 - 40.00              101      13,677,766.31        0.89       5.726         684      37.55           314          311        4
40.01 - 45.00              149      21,166,995.81        1.37        5.85         679      42.87           328          325        3
45.01 - 50.00              174      25,467,539.14        1.65       5.897         674      47.83           330          326        4
50.01 - 55.00              229      34,699,460.03        2.25       5.937         650      52.76           321          317        4
55.01 - 60.00              326      45,489,976.27        2.95       6.323         631      57.84           335          331        4
60.01 - 65.00              552      82,380,030.13        5.34       6.352         628      63.25           339          334        4
65.01 - 70.00              763     104,334,245.46        6.76       6.609         616      68.72           343          338        4
70.01 - 75.00            1,118     154,757,009.92       10.03       6.801         605      73.85           345          341        5
75.01 - 80.00            2,763     407,010,695.41       26.37       6.565         627      79.46           345          341        4
80.01 - 85.00            1,833     251,751,550.18       16.31        7.37         589      84.53           353          348        5
85.01 - 90.00            1,839     258,992,977.23       16.78       7.162         616      89.66           356          351        5
90.01 - 95.00              912     113,500,404.11        7.35       7.652         623      94.81           360          355        5
95.01 - 100.00              67      10,080,323.99        0.65       7.663         656      99.03           360          355        5
------------------------------------------------------------------------------------------------------------------------------------
Total:                  11,008  $1,543,674,669.17      100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


3. Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                          Number                         Percent                            W.A.          W.A.         W.A.
                              of          Aggregate     of Loans       W.A.       W.A.  Combined      Original    Remaining     W.A.
                         Mortgage         Principal  by Principal     Gross     Credit  Original       Term to      Term to     Loan
Principal Balance          Loans            Balance      Balance     Coupon      Score       LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00          878     $33,212,400.63         2.15%      7.91%       591     74.66%          350          345        5
50,000.01 - 75,000.00      1,425      90,543,492.29         5.87      7.625        600     78.12           351          346        5
75,000.01 - 100,000.00     1,628     142,688,634.41         9.24      7.385        603     78.73           349          345        5
100,000.01 - 125,000.00    1,487     167,050,447.77        10.82      7.247        606     79.53           351          346        5
125,000.01 - 150,000.00    1,272     174,781,321.39        11.32      7.152        608     78.25           349          345        5
150,000.01 - 175,000.00    1,130     183,116,006.40        11.86      6.741        615     78.52           348          343        5
175,000.01 - 200,000.00      923     172,948,820.28         11.2      6.644        621     76.74           344          340        4
200,000.01 - 225,000.00      643     136,508,364.15         8.84      6.618        624     77.86           345          341        4
225,000.01 - 250,000.00      528     125,537,012.91         8.13       6.49        637     77.23           346          342        4
250,000.01 - 275,000.00      397     104,288,357.95         6.76      6.341        641     77.55           344          340        4
275,000.01 - 300,000.00      331      95,257,026.53         6.17      6.212        643     75.53           344          340        4
300,000.01 - 325,000.00      264      82,355,094.97         5.34      6.274        639     77.18           339          335        4
325,000.01 - 350,000.00       82      27,140,414.02         1.76      6.084        656     75.75           329          325        4
350,000.01 - 375,000.00        5       1,812,438.78         0.12      6.613        631     82.85           360          356        4
375,000.01 - 400,000.00        4       1,574,643.47          0.1      5.589        661     73.89           314          311        4
400,000.01 - 425,000.00        4       1,660,952.12         0.11      6.931        624     87.42           360          355        5
425,000.01 - 450,000.00        4       1,782,615.80         0.12      7.064        660     73.07           360          355        5
450,000.01 - 475,000.00        2         919,445.19         0.06       6.06        652     78.07           360          356        4
475,000.01 - 500,000.00        1         497,180.11         0.03      7.125        560        80           360          355        5
------------------------------------------------------------------------------------------------------------------------------------
Total:                    11,008  $1,543,674,669.17       100.00%      6.84%       620     77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


4. Original Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
Original Term      Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
to Maturity           Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                  9        $706,430.13         0.05%       5.89%        749      53.47%          120          115        5
121 - 180               704     110,981,798.46         7.19       5.887         684      68.13           180          177        3
181 - 240                22       3,718,177.94         0.24       5.563         722      61.22           240          236        4
241 - 300                 3         759,071.37         0.05        5.45         730      73.62           300          296        4
301 - 360            10,270   1,427,509,191.27        92.47       6.918         614      78.59           360          355        5
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


5. Remaining Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
Remaining Term     Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
to Maturity           Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
111 - 115                 5        $390,506.39         0.03%       5.59%        719      47.39%          120          114        6
116 - 120                 4         315,923.74         0.02       6.263         787      60.98           120          117        3
166 - 170                 1         212,541.66         0.01       5.375         798      37.72           180          170       10
171 - 175               194      27,760,002.48          1.8        5.99         655      71.89           180          175        5
176 - 180               509      83,009,254.32         5.38       5.854         693      66.95           180          178        2
231 - 235                 7       1,168,969.32         0.08       5.773         692      63.05           240          234        6
236 - 240                15       2,549,208.62         0.17       5.467         736      60.38           240          237        3
291 - 295                 1         244,902.88         0.02        6.25         737         90           300          295        5
296 - 300                 2         514,168.49         0.03       5.069         726      65.81           300          296        4
341 - 345                 2         371,265.79         0.02        7.21         718         80           360          345       15
346 - 350                 2         311,832.75         0.02        6.78         714      85.65           360          350       10
351 - 355             5,787     783,224,652.02        50.74       7.043         602      79.67           360          355        5
356 - 360             4,479     643,601,440.71        41.69       6.766         629      77.27           360          357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


6. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Credit Score          Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                64     $12,867,745.62         0.83%       5.01%        807      53.63%          312          309        3
751 - 800               383      71,509,255.40         4.63       5.371         778      61.98           318          315        3
701 - 750               740     127,425,540.80         8.25       5.713         720      72.41           318          315        4
651 - 700             1,354     208,512,016.69        13.51       6.133         673       78.7           336          331        4
601 - 650             2,968     418,596,558.01        27.12       6.695         623      81.37           349          345        5
551 - 600             3,730     493,561,343.73        31.97       7.147         577       79.9           356          351        5
501 - 550             1,703     206,053,709.01        13.35       8.382         533      74.98           360          355        5
451 - 500                10         996,478.51         0.06       8.817         500      64.89           360          355        5
0                        56       4,152,021.40         0.27       8.867           0      72.19           360          355        5
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


7. Credit Grade

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Credit Grade          Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
Y1                      277     $29,478,516.03         1.91%       9.11%        510      68.22%          360          355        5
Y2                    1,252     152,823,856.76          9.9       8.794         545      75.34           360          355        5
Y3                    1,052     130,540,700.31         8.46       7.434         553      76.26           358          354        5
Y4                    2,172     283,995,482.78         18.4       6.941         585      79.24           355          350        5
Y5                    1,245     172,485,174.29        11.17       7.015         590       82.7           356          351        5
Y6                    1,224     166,363,318.95        10.78       6.812         611      82.01           349          345        5
Y7                    1,025     150,501,874.77         9.75       6.522         632      81.09           347          342        5
Y8                      754     114,725,982.97         7.43       6.295         653      81.27           342          338        4
Y9                    2,007     342,759,762.31         22.2        5.71         718      71.92           324          320        4
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


8. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                           Number                         Percent                            W.A.         W.A.         W.A.
                               of          Aggregate     of Loans       W.A.       W.A.  Combined     Original    Remaining     W.A.
                          Mortgage         Principal  by Principal     Gross     Credit  Original      Term to      Term to     Loan
Property Type               Loans            Balance      Balance     Coupon      Score       LTV     Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
Single Family              10,140  $1,407,075,155.96        91.15%      6.86%       619     78.01%         347          342        4
Condominium                   476      68,697,526.19         4.45       6.65        636     77.47          348          344        4
Two- to Four Family           336      60,704,429.85         3.93      6.696        623     74.32          349          344        5
Planned Unit Development       18       3,953,113.63         0.26      5.499        704      62.7          319          316        3
Manufactured Housing           38       3,244,443.54         0.21      7.083        589     71.31          355          349        6
------------------------------------------------------------------------------------------------------------------------------------
Total:                     11,008  $1,543,674,669.17       100.00%      6.84%       620     77.78%         347          342        4
------------------------------------------------------------------------------------------------------------------------------------


9. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Occupancy Status      Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
Primary Home         10,561  $1,497,502,885.93        97.01%       6.84%        619      78.08%          347          342        4
Investment              368      36,343,446.45         2.35       6.741         644      67.88           341          336        4
Second Home              79       9,828,336.79         0.64       6.606         641      69.43           337          333        4
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


10. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.          W.A.         W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                     Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Documentation           Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation*    10,747  $1,502,078,266.75        97.31%       6.84%        619      77.89%          346          342        4
Stated Income,
 Stated Asset             261      41,596,402.42         2.69       6.747         660      74.07           351          346        6
------------------------------------------------------------------------------------------------------------------------------------
Total:                 11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


11. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.          W.A.         W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                     Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Loan Purpose            Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance      6,485    $941,601,677.08        61.00%       6.81%        609      75.42%          345          341        4
Purchase                3,316     434,633,400.70        28.16       7.001         635      83.96           351          347        4
Rate/Term Refinance     1,207     167,439,591.39        10.85       6.581         642      75.05           341          337        4
------------------------------------------------------------------------------------------------------------------------------------
Total:                 11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


12. Product Type

------------------------------------------------------------------------------------------------------------------------------------
                            Number                         Percent                            W.A.         W.A.        W.A.
                                of          Aggregate     of Loans       W.A.       W.A.  Combined     Original   Remaining     W.A.
                           Mortgage         Principal  by Principal     Gross     Credit  Original      Term to     Term to     Loan
Product Type                 Loans            Balance      Balance     Coupon      Score       LTV     Maturity    Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)   8,799  $1,182,816,569.21        76.62%      7.11%       601     80.45%         360         355        5
Fixed Rate                   1,372     226,056,091.72        14.64       5.83        696     66.27          334         331        3
Fixed Rate (Balloon)           468      82,526,945.88         5.35      5.915        684     70.66          180         177        3
3/27 ARM (Six-Month LIBOR)     341      48,575,741.06         3.15      6.559        620     78.05          360         355        5
1 Year ARM (One-Year CMT)       28       3,699,321.30         0.24      7.935        596      83.4          360         355        5
------------------------------------------------------------------------------------------------------------------------------------
Total:                      11,008  $1,543,674,669.17       100.00%      6.84%       620     77.78%         347         342        4
------------------------------------------------------------------------------------------------------------------------------------


13. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Lien Position         Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
1                    11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


14. MI Coverage

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.          W.A.         W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                     Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
MI Coverage             Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee          454     $63,292,773.40         4.10%       7.09%        625      89.39%          350          346        4
MGIC                      648      88,409,966.82         5.73       7.191         617      88.95           356          351        5
Not Insured             6,370     911,583,991.74        59.05       6.489         628       70.2           341          336        4
Premium Priced (PP)        10       1,445,618.03         0.09       7.527         621      94.67           360          355        5
PMI                       637      86,936,611.85         5.63       7.397         608      89.09           356          351        4
Republic                2,208     299,355,611.39        19.39       7.373         602      88.58           357          353        5
United Guaranty           681      92,650,095.94            6        7.53         602      88.08           351          346        4
------------------------------------------------------------------------------------------------------------------------------------
Total:                 11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


15. MI Coverage %

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
MI Coverage %         Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
0                     6,380    $913,029,609.77        59.15%       6.49%        628      70.24%          341          336        4
6                     1,825     250,608,599.78        16.23       7.383         589      84.57           353          348        5
12                    1,839     258,795,881.73        16.76       7.162         616      89.68           356          351        5
16                      907     112,755,971.30          7.3       7.661         623      94.86           360          355        5
30                        1         170,393.16         0.01       7.875         646      90.48           360          355        5
35                       56       8,314,213.43         0.54       7.639         663      99.89           360          355        5
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


16. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
Prepayment         Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Penalty Term          Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
0                     2,243    $323,205,049.00        20.94%       7.03%        618      77.24%          347          342        4
12                      135      26,962,875.08         1.75        5.54         700       63.4           332          328        4
24                    7,104     942,769,957.24        61.07       7.059         601      80.82           360          355        5
36                    1,526     250,736,787.85        16.24       5.915         683      68.61           299          296        3
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


17. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.          W.A.         W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
Geographic           Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Distribution            Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
California              1,390    $287,225,944.01        18.61%       6.09%        647      70.57%          338          334        4
New Jersey                465      82,118,622.50         5.32       6.912         605      73.41           349          345        4
Illinois                  613      79,266,487.17         5.13       7.259         607      81.76           353          349        5
Florida                   537      73,013,880.32         4.73       6.996         610      79.52           348          344        5
Maryland                  438      72,783,934.25         4.71       6.784         613      78.56           349          345        4
New York                  375      69,611,549.22         4.51       6.476         631      70.99           345          340        4
Minnesota                 433      65,902,155.23         4.27        6.81         618      76.69           341          337        4
Virginia                  374      56,625,152.71         3.67       6.861         616       79.1           340          335        4
Texas                     491      49,034,548.75         3.18       7.518         612      80.67           345          341        4
Colorado                  274      46,302,014.19            3       6.517         630      80.69           339          335        5
Missouri                  443      45,155,951.68         2.93       7.251         611      82.06           352          347        4
Pennsylvania              379      43,594,328.87         2.82       6.889         617      79.64           346          341        4
Arizona                   306      41,057,630.21         2.66       7.039         617      80.63           351          346        4
Georgia                   285      38,958,356.16         2.52         7.2         608      83.07           358          353        5
Ohio                      363      38,144,167.28         2.47       7.097         619      82.83           334          330        4
Washington                236      37,757,412.51         2.45       6.599         627      79.98           347          343        5
Michigan                  293      33,058,531.45         2.14       7.146         600      80.51           354          349        5
Wisconsin                 263      29,244,260.76         1.89       7.288         612      82.07           344          340        4
North Carolina            227      26,379,559.98         1.71       7.241         609      82.21           358          353        5
Massachusetts             138      25,875,318.59         1.68       6.606         621      71.79           356          352        4
Nevada                    144      23,935,363.23         1.55       7.025         605      79.94           356          352        5
Iowa                      237      20,228,345.92         1.31       7.541         614      84.57           354          349        4
Tennessee                 163      17,184,906.57         1.11       7.319         603      82.87           353          349        5
Indiana                   197      17,070,440.83         1.11       7.589         602      83.28           354          349        5
Louisiana                 146      14,931,836.47         0.97       7.461         595      84.43           355          351        5
South Carolina            126      14,306,645.23         0.93       6.889         608      83.02           350          345        4
Alaska                     92      14,121,925.41         0.91       6.652         613      81.69           360          355        5
Oregon                     88      13,837,103.46          0.9       6.739         636      80.86           327          322        4
Kansas                    135      12,598,356.14         0.82       7.498         604      84.78           358          353        5
District of Columbia       72      11,599,707.00         0.75       6.874         597       71.4           352          348        4
Connecticut                73      11,442,119.79         0.74       6.815         617      73.76           351          347        4
Mississippi               107      10,540,221.36         0.68       7.441         610      84.33           345          341        5
Nebraska                   99       9,904,104.31         0.64       7.542         617         82           352          348        4
Utah                       75       9,664,350.88         0.63       6.994         631      80.55           349          344        5
Arkansas                  104       9,517,020.54         0.62       7.653         593      84.06           354          350        5
Oklahoma                  110       9,379,698.01         0.61       7.371         610      81.48           358          353        5
Alabama                    83       7,774,875.51          0.5       7.576         593      83.87           356          351        5
New Mexico                 72       7,583,467.44         0.49       7.643         605      77.25           360          355        5
West Virginia              80       7,214,913.91         0.47       7.658         597      83.57           358          353        5
Delaware                   45       6,639,394.26         0.43        7.06         616         81           353          349        5
Kentucky                   63       6,601,744.17         0.43       7.007         625      81.67           356          352        5
Idaho                      69       6,508,352.51         0.42       7.164         620      81.66           341          336        5
New Hampshire              37       5,925,293.42         0.38       7.051         598         80           360          356        4
Wyoming                    56       5,815,009.59         0.38       6.881         634      82.37           336          332        4
Rhode Island               33       5,761,667.20         0.37       6.671         596      77.35           360          356        4
Montana                    50       5,603,748.86         0.36       7.122         619      79.07           354          350        4
Hawaii                     23       5,541,936.44         0.36       6.198         634      77.92           355          351        4
South Dakota               43       4,315,542.43         0.28       7.139         613      80.35           331          327        4
North Dakota               33       3,042,013.60          0.2       7.535         610      84.09           355          351        4
Maine                      21       2,683,295.02         0.17       6.754         605      79.88           360          355        5
Vermont                     9       1,291,463.82         0.08       7.488         577      76.24           360          355        5
------------------------------------------------------------------------------------------------------------------------------------
Total:                 11,008  $1,543,674,669.17       100.00%       6.84%        620      77.78%          347          342        4
------------------------------------------------------------------------------------------------------------------------------------


18. Gross Margin

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Gross Margin          Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000            12      $2,248,416.86         0.18%       4.74%        714      71.49%          360          356        4
3.001 - 3.500           346      51,665,145.98         4.18       5.502         687       74.6           360          356        4
3.501 - 4.000           880     131,631,516.24        10.66       5.828         642      73.86           360          355        5
4.001 - 4.500         1,283     188,879,691.71        15.29       6.195         628      77.21           360          355        5
4.501 - 5.000         1,468     205,030,324.73         16.6       6.637         612       81.3           360          355        5
5.001 - 5.500         1,338     183,084,933.84        14.82        7.08         597      83.92           360          355        5
5.501 - 6.000         1,282     164,736,443.76        13.34        7.59         588      87.44           360          355        5
6.001 - 6.500           926     112,825,592.53         9.13       7.913         573      85.41           360          355        5
6.501 - 7.000           567      66,097,278.95         5.35       8.234         554      74.24           360          355        5
7.001 - 7.500           471      55,441,892.73         4.49       8.846         536       73.1           360          355        5
7.501 - 8.000           346      42,618,739.89         3.45       9.121         536      78.57           360          355        5
8.001 - 8.500           216      27,042,751.32         2.19       9.554         542      82.88           360          355        5
8.501 - 9.000            30       3,526,531.26         0.29       9.971         537       83.5           360          355        5
9.001 - 9.500             1         161,089.58         0.01         9.5         644         85           360          356        4
9.501 - 10.000            1          41,909.09            0       9.625         532         85           360          352        8
10.001 - 10.500           1          59,373.10            0       10.25         524         85           360          355        5
------------------------------------------------------------------------------------------------------------------------------------
Total:                9,168  $1,235,091,631.57       100.00%       7.09%        601      80.37%          360          355        5
------------------------------------------------------------------------------------------------------------------------------------


19. Initial Cap

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Initial Cap           Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
2                        28      $3,699,321.30         0.30%       7.94%        596      83.40%          360          355        5
3                     9,140   1,231,392,310.27         99.7       7.083         601      80.36           360          355        5
------------------------------------------------------------------------------------------------------------------------------------
Total:                9,168  $1,235,091,631.57       100.00%       7.09%        601      80.37%          360          355        5
------------------------------------------------------------------------------------------------------------------------------------


20. Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Periodic Cap          Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
1                     9,140  $1,231,392,310.27        99.70%       7.08%        601      80.36%          360          355        5
2                        28       3,699,321.30          0.3       7.935         596       83.4           360          355        5
------------------------------------------------------------------------------------------------------------------------------------
Total:                9,168  $1,235,091,631.57       100.00%       7.09%        601      80.37%          360          355        5
------------------------------------------------------------------------------------------------------------------------------------


21. Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Maximum Rate          Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500             1        $151,311.20         0.01%       3.50%        691      80.00%          360          356        4
9.501 - 10.000            5       1,235,231.75          0.1       3.875         702      71.64           360          356        4
10.001 - 10.500          33       6,450,693.44         0.52       4.386         676      68.34           360          356        4
10.501 - 11.000         151      29,193,533.92         2.36       4.863         647      73.14           360          356        4
11.001 - 11.500         415      73,639,370.10         5.96       5.356         638      74.72           360          355        5
11.501 - 12.000         992     164,782,011.95        13.34       5.819         631      77.02           360          355        5
12.001 - 12.500       1,213     182,700,396.34        14.79       6.329         620      79.14           360          355        5
12.501 - 13.000       1,441     202,070,200.71        16.36       6.809         608      81.85           360          355        5
13.001 - 13.500       1,276     170,481,330.86         13.8       7.314         595      83.21           360          355        5
13.501 - 14.000       1,166     143,813,601.95        11.64       7.796         587      84.08           360          355        5
14.001 - 14.500         848      89,413,340.95         7.24       8.314         572      82.67           360          355        5
14.501 - 15.000         775      84,670,214.72         6.86       8.796         559      80.83           360          355        5
15.001 - 15.500         447      47,736,706.88         3.87       9.308         549      80.03           360          355        5
15.501 - 16.000         266      26,898,971.77         2.18       9.786         542       78.6           360          355        5
16.001 - 16.500          74       6,877,912.48         0.56      10.177         545      78.76           360          355        5
17.001 - 17.500          52       3,853,931.86         0.31      11.363         541      82.02           360          357        3
17.501 - 18.000          13       1,122,870.69         0.09      11.783         525      79.57           360          357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                9,168  $1,235,091,631.57       100.00%       7.09%        601      80.37%          360          355        5
------------------------------------------------------------------------------------------------------------------------------------


22. Minimum Rate

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
                   Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Minimum Rate          Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500             1        $151,311.20         0.01%       3.50%        691      80.00%          360          356        4
3.501 - 4.000             5       1,235,231.75          0.1       3.875         702      71.64           360          356        4
4.001 - 4.500            33       6,450,693.44         0.52       4.386         676      68.34           360          356        4
4.501 - 5.000           151      29,193,533.92         2.36       4.863         647      73.14           360          356        4
5.001 - 5.500           415      73,639,370.10         5.96       5.356         638      74.72           360          355        5
5.501 - 6.000           992     164,782,011.95        13.34       5.819         631      77.02           360          355        5
6.001 - 6.500         1,213     182,700,396.34        14.79       6.329         620      79.14           360          355        5
6.501 - 7.000         1,441     202,070,200.71        16.36       6.809         608      81.85           360          355        5
7.001 - 7.500         1,276     170,481,330.86         13.8       7.314         595      83.21           360          355        5
7.501 - 8.000         1,166     143,813,601.95        11.64       7.796         587      84.08           360          355        5
8.001 - 8.500           848      89,413,340.95         7.24       8.314         572      82.67           360          355        5
8.501 - 9.000           775      84,670,214.72         6.86       8.796         559      80.83           360          355        5
9.001 - 9.500           447      47,736,706.88         3.87       9.308         549      80.03           360          355        5
9.501 - 10.000          266      26,898,971.77         2.18       9.786         542       78.6           360          355        5
10.001 - 10.500          74       6,877,912.48         0.56      10.177         545      78.76           360          355        5
11.001 - 11.500          52       3,853,931.86         0.31      11.363         541      82.02           360          357        3
11.501 - 12.000          13       1,122,870.69         0.09      11.783         525      79.57           360          357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                9,168  $1,235,091,631.57       100.00%       7.09%        601      80.37%          360          355        5
------------------------------------------------------------------------------------------------------------------------------------


23. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                     Number                         Percent                               W.A.          W.A.         W.A.
                         of          Aggregate     of Loans        W.A.        W.A.   Combined      Original    Remaining     W.A.
Next Rate          Mortgage          Principal  by Principal      Gross      Credit   Original       Term to      Term to     Loan
Adjustment Date       Loans            Balance      Balance      Coupon       Score        LTV      Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
3/1/2005                 10      $1,492,954.31         0.12%       8.24%        584      84.74%          360          354        6
4/1/2005                 11       1,284,063.77          0.1       7.808         595      82.08           360          355        5
5/1/2005                  4         560,864.22         0.05       7.578         630      86.79           360          353        7
6/1/2005                  2         258,896.64         0.02       7.355         706      80.27           360          346       14
7/1/2005                  3         473,808.15         0.04        7.48         633      77.79           360          358        2
11/1/2005                 1         194,334.52         0.02        6.95         738         80           360          350       10
12/1/2005                 1         215,790.65         0.02         6.5         778         80           360          351        9
1/1/2006                 92      12,214,952.49         0.99       7.529         623      79.84           360          352        8
2/1/2006                 50       7,325,213.13         0.59       7.397         601      81.45           360          353        7
3/1/2006              2,142     281,848,812.84        22.82       7.162         600      80.15           360          354        6
3/18/2006                 1          90,425.46         0.01        6.25         633         85           360          355        5
4/1/2006              2,992     401,953,072.89        32.54         7.1         595      80.61           360          355        5
5/1/2006              2,522     339,491,919.25        27.49       7.055         599      80.81           360          356        4
6/1/2006                685      96,216,298.36         7.79       7.012         612      79.38           360          357        3
7/1/2006                289      40,185,392.40         3.25       7.214         638      80.73           360          358        2
8/1/2006                 22       2,709,091.43         0.22       7.272         635      78.12           360          359        1
12/1/2006                 1         118,101.34         0.01           7         757        100           360          351        9
1/1/2007                  7       1,057,962.87         0.09       7.024         626      80.92           360          352        8
2/1/2007                  1         150,494.64         0.01        9.75         514      56.55           360          353        7
3/1/2007                 86      11,848,654.69         0.96       6.611         620      77.91           360          354        6
4/1/2007                110      16,472,184.79         1.33       6.446         613      77.67           360          355        5
4/15/2007                 1         163,875.56         0.01        4.35         732      76.74           360          356        4
5/1/2007                 92      12,714,142.03         1.03       6.668         609       79.5           360          356        4
6/1/2007                 26       3,226,419.32         0.26       6.391         641      76.97           360          357        3
7/1/2007                 15       2,388,887.83         0.19       6.568         667      75.34           360          358        2
8/1/2007                  2         435,017.99         0.04       5.905         696      72.41           360          359        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                9,168  $1,235,091,631.57       100.00%       7.09%        601      80.37%          360          355        5
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an
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accepting this material, the recipient agrees that it will not distribute or
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likelihood that any of such assumptions will coincide with actual market
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this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

          WFHET 2004-2
           Group 2 ARM



Selection Criteria: ;
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Credit Grade
8. Property Type
9. Occupancy Status
10. Documentation
11. Loan Purpose
12. Product Type
13. Lien Position
14. MI Coverage
15. MI Coverage %
16. Prepayment Penalty Term
17. Geographic Distribution
18. Gross Margin
19. Initial Cap
20. Periodic Cap
21. Maximum Rate
22. Minimum Rate
23. Next Rate Adjustment Date



1. Mortgage Coupons

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Mortgage Coupons              Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                      1         $151,311.20         0.01%     3.50%     691     80.00%        360         356      4
3.501 - 4.000                      5        1,235,231.75          0.1     3.875      702     71.64         360         356      4
4.001 - 4.500                     33        6,450,693.44         0.52     4.386      676     68.34         360         356      4
4.501 - 5.000                    151       29,193,533.92         2.36     4.863      647     73.14         360         356      4
5.001 - 5.500                    415       73,639,370.10         5.96     5.356      638     74.72         360         355      5
5.501 - 6.000                    992      164,782,011.95        13.34     5.819      631     77.02         360         355      5
6.001 - 6.500                  1,213      182,700,396.34        14.79     6.329      620     79.14         360         355      5
6.501 - 7.000                  1,441      202,070,200.71        16.36     6.809      608     81.85         360         355      5
7.001 - 7.500                  1,276      170,481,330.86         13.8     7.314      595     83.21         360         355      5
7.501 - 8.000                  1,166      143,813,601.95        11.64     7.796      587     84.08         360         355      5
8.001 - 8.500                    848       89,413,340.95         7.24     8.314      572     82.67         360         355      5
8.501 - 9.000                    775       84,670,214.72         6.86     8.796      559     80.83         360         355      5
9.001 - 9.500                    447       47,736,706.88         3.87     9.308      549     80.03         360         355      5
9.501 - 10.000                   266       26,898,971.77         2.18     9.786      542      78.6         360         355      5
10.001 - 10.500                   74        6,877,912.48         0.56    10.177      545     78.76         360         355      5
11.001 - 11.500                   52        3,853,931.86         0.31    11.363      541     82.02         360         357      3
11.501 - 12.000                   13        1,122,870.69         0.09    11.783      525     79.57         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



2. Combined Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Combined Original LTV         Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                       1          $28,931.22         0.00%     9.75%     503      5.18%        360         355      5
10.01 - 15.00                      6          319,757.97         0.03     6.455      573     13.09         360         355      5
15.01 - 20.00                     16        1,007,580.75         0.08     7.474      573     18.96         360         356      4
20.01 - 25.00                     12          837,141.29         0.07      7.87      588     22.67         360         356      4
25.01 - 30.00                     20        1,298,152.59         0.11     7.321      584     27.23         360         355      5
30.01 - 35.00                     38        2,945,509.69         0.24     7.087      579     32.88         360         355      5
35.01 - 40.00                     46        4,524,575.45         0.37     6.375      595     37.63         360         356      4
40.01 - 45.00                     76        8,042,255.50         0.65     6.836      585     42.96         360         355      5
45.01 - 50.00                     91       10,528,972.12         0.85     6.886      585     48.04         360         355      5
50.01 - 55.00                    132       16,870,897.78         1.37     6.451      588     52.78         360         355      5
55.01 - 60.00                    218       27,234,746.90         2.21     6.835      583     57.82         360         355      5
60.01 - 65.00                    368       50,294,407.63         4.07     6.868      584     63.28         360         355      5
65.01 - 70.00                    570       72,654,540.72         5.88     6.936      587      68.8         360         355      5
70.01 - 75.00                    900      119,796,677.84          9.7     7.028      586     73.94         360         355      5
75.01 - 80.00                  2,304      328,543,051.46         26.6     6.692      613     79.52         360         355      5
80.01 - 85.00                  1,673      226,146,372.39        18.31     7.464      583     84.54         360         355      5
85.01 - 90.00                  1,725      241,563,558.17        19.56     7.197      612     89.68         360         355      5
90.01 - 95.00                    905      112,374,178.11          9.1     7.655      623     94.81         360         355      5
95.01 - 100.00                    67       10,080,323.99         0.82     7.663      656     99.03         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



3. Principal Balance

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Principal Balance             Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00              793      $29,942,341.09         2.42%     8.01%     584     75.95%        360         355      5
50,000.01 - 75,000.00          1,263       80,264,876.73          6.5     7.748      592     79.49         360         355      5
75,000.01 - 100,000.00         1,420      124,396,743.46        10.07     7.527      595     80.07         360         355      5
100,000.01 - 125,000.00        1,307      146,834,955.90        11.89      7.36      598      80.7         360         355      5
125,000.01 - 150,000.00        1,086      148,891,928.67        12.06     7.345      595     80.21         360         355      5
150,000.01 - 175,000.00          942      152,645,291.61        12.36     6.898      603     80.69         360         355      5
175,000.01 - 200,000.00          711      133,066,235.60        10.77      6.89      599     79.73         360         355      5
200,000.01 - 225,000.00          490      103,980,199.22         8.42     6.863      603     81.03         360         355      5
225,000.01 - 250,000.00          386       91,732,814.68         7.43     6.788      612     80.83         360         355      5
250,000.01 - 275,000.00          278       72,924,635.50          5.9     6.663      611     81.14         360         355      5
275,000.01 - 300,000.00          235       67,664,286.11         5.48     6.525      613     80.47         360         355      5
300,000.01 - 325,000.00          190       59,217,390.61         4.79      6.57      612     81.11         360         355      5
325,000.01 - 350,000.00           51       16,913,930.18         1.37     6.622      614     81.88         360         355      5
350,000.01 - 375,000.00            4        1,440,306.60         0.12     6.868      611     83.58         360         356      4
375,000.01 - 400,000.00            2          776,902.16         0.06     5.616      629     84.07         360         355      5
400,000.01 - 425,000.00            4        1,660,952.12         0.13     6.931      624     87.42         360         355      5
425,000.01 - 450,000.00            4        1,782,615.80         0.14     7.064      660     73.07         360         355      5
450,000.01 - 475,000.00            1          458,045.42         0.04     6.875      596        80         360         355      5
475,000.01 - 500,000.00            1          497,180.11         0.04     7.125      560        80         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



4. Original Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Original Term to Maturity     Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                      9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



5. Remaining Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Remaining Term to Maturity    Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
341 - 345                          2         $371,265.79         0.03%     7.21%     718     80.00%        360         345     15
346 - 350                          1          194,334.52         0.02      6.95      738        80         360         350     10
351 - 355                      5,503      736,034,296.26        59.59     7.115      598     80.33         360         355      5
356 - 360                      3,662      498,491,735.00        40.36     7.043      606     80.42         360         356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



6. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Credit Score                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
801 - 850                          5         $586,250.61         0.05%     6.10%     810     73.33%        360         357      3
751 - 800                         81       13,500,487.89         1.09     5.847      770     77.72         360         356      4
701 - 750                        325       48,717,863.78         3.94      6.13      719     81.11         360         356      4
651 - 700                        930      138,494,705.42        11.21     6.204      671     82.18         360         355      5
601 - 650                      2,577      362,574,007.13        29.36     6.735      623     82.67         360         355      5
551 - 600                      3,495      461,268,986.65        37.35     7.171      577      80.5         360         355      5
501 - 550                      1,690      204,859,387.27        16.59      8.38      533     75.04         360         355      5
451 - 500                         10          996,478.51         0.08     8.817      500     64.89         360         355      5
0                                 55        4,093,464.31         0.33     8.856        0     72.11         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



7. Credit Grade

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Credit Grade                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Y1                               277      $29,478,516.03         2.39%     9.11%     510     68.22%        360         355      5
Y2                             1,240      151,876,783.90         12.3     8.792      545     75.41         360         355      5
Y3                             1,037      128,745,121.95        10.42     7.431      553     76.39         360         355      5
Y4                             1,997      260,916,950.84        21.13     6.954      585     79.82         360         355      5
Y5                             1,160      160,559,268.27           13     7.033      590     83.57         360         355      5
Y6                             1,082      146,029,674.19        11.82     6.837      610     83.23         360         355      5
Y7                               856      125,823,697.32        10.19      6.56      631     83.06         360         355      5
Y8                               588       87,930,765.91         7.12     6.346      651     84.29         360         355      5
Y9                               931      143,730,853.16        11.64     6.024      699     81.41         360         356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



8. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Property Type                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  8,445   $1,124,412,548.40        91.04%     7.11%     600     80.62%        360         355      5
Condominium                      409       58,333,071.99         4.72      6.82      622     79.33         360         355      5
Two- to Four Family              276       48,922,671.88         3.96     6.876      608     76.46         360         355      5
Manufactured Housing              35        3,026,812.54         0.25      7.11      586     70.71         360         354      6
Planned Unit Development           3          396,526.76         0.03     8.527      525     74.16         360         356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



9. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Occupancy Status              Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary Home                   8,810   $1,199,344,931.45        97.11%     7.09%     601     80.69%        360         355      5
Investment                       294       28,325,764.44         2.29     6.886      630     68.99         360         355      5
Second Home                       64        7,420,935.68          0.6     6.876      610     71.08         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



10. Documentation

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Documentation                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation*            8,926   $1,197,139,320.14        96.93%     7.10%     600     80.56%        360         355      5
Stated Income, Stated Asset      242       37,952,311.43         3.07     6.784      659     74.32         360         354      6
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.




11. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Loan Purpose                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance             5,255     $738,516,483.63        59.79%     7.05%     589     77.58%        360         355      5
Purchase                       3,019      383,121,660.35        31.02     7.147      624     85.21         360         355      5
Rate/Term Refinance              894      113,453,487.59         9.19     7.086      604     82.15         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



12. Product Type

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Product Type                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)     8,799   $1,182,816,569.21        95.77%     7.11%     601     80.45%        360         355      5
3/27 ARM (Six-Month LIBOR)       341       48,575,741.06         3.93     6.559      620     78.05         360         355      5
1 Year ARM (One-Year CMT)         28        3,699,321.30          0.3     7.935      596      83.4         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



13. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Lien Position                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
1                              9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



14. MI Coverage

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
MI Coverage                   Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee                 389      $53,129,329.05         4.30%     7.17%     615     89.85%        360         356      4
MGIC                             618       84,363,142.91         6.83     7.234      615     89.06         360         355      5
Not Insured                    4,809      646,832,009.51        52.37     6.801      600     72.63         360         355      5
Premium Priced (PP)               10        1,445,618.03         0.12     7.527      621     94.67         360         355      5
PMI                              589       79,356,708.26         6.43     7.467      603     89.38         360         355      5
Republic                       2,138      288,177,935.05        23.33     7.406      600     88.66         360         355      5
United Guaranty                  615       81,786,888.76         6.62     7.629      595     88.23         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



15. MI Coverage %

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
MI Coverage %                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
0                              4,819     $648,277,627.54        52.49%     6.80%     600     72.68%        360         355      5
6                              1,666      225,184,595.12        18.23     7.477      582     84.58         360         355      5
12                             1,726      241,515,057.02        19.55     7.197      612      89.7         360         355      5
16                               900      111,629,745.30         9.04     7.664      623     94.86         360         355      5
30                                 1          170,393.16         0.01     7.875      646     90.48         360         355      5
35                                56        8,314,213.43         0.67     7.639      663     99.89         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



16. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Prepayment Penalty Term       Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
0                              1,819     $258,370,782.79        20.92%     7.25%     602     78.94%        360         355      5
12                                10        1,835,710.80         0.15     6.123      614     79.79         360         356      4
24                             7,077      938,122,949.79        75.96     7.064      601     80.85         360         355      5
36                               262       36,762,188.19         2.98     6.524      619     77.99         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



17. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Geographic Distribution       Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
California                       916     $184,613,900.49        14.95%     6.45%     613     76.55%        360         355      5
Illinois                         569       71,862,178.68         5.82     7.399      598     82.49         360         355      5
New Jersey                       359       62,592,051.50         5.07     7.152      584     74.85         360         355      5
Florida                          449       60,912,322.60         4.93     7.141      598     80.97         360         355      5
Maryland                         368       60,637,062.91         4.91     6.925      598     79.86         360         355      5
Minnesota                        352       52,132,542.05         4.22     7.025      598     78.09         360         355      5
Virginia                         305       45,331,323.74         3.67     7.091      599     81.32         360         355      5
New York                         247       44,116,730.96         3.57     7.003      592     76.21         360         355      5
Missouri                         402       39,795,707.32         3.22     7.421      601     83.64         360         355      5
Texas                            409       38,682,261.34         3.13     7.852      592     81.46         360         355      5
Colorado                         225       38,043,009.39         3.08     6.613      617     82.08         360         355      5
Georgia                          267       36,029,583.03         2.92     7.281      600     83.72         360         355      5
Arizona                          271       35,617,285.61         2.88     7.169      605     81.89         360         355      5
Pennsylvania                     314       34,453,593.89         2.79     7.156      596     82.32         360         355      5
Washington                       210       32,861,008.96         2.66     6.698      617     80.87         360         355      5
Michigan                         276       30,438,724.97         2.46     7.252      594     81.01         360         355      5
Ohio                             275       27,707,818.82         2.24     7.458      594      84.5         360         355      5
North Carolina                   213       25,007,546.90         2.02     7.301      605     82.71         360         355      5
Wisconsin                        215       23,439,803.33          1.9     7.467      597     83.53         360         355      5
Nevada                           131       21,481,819.40         1.74     7.066      602     80.14         360         355      5
Massachusetts                    111       20,676,504.99         1.67     6.834      598     74.18         360         355      5
Iowa                             215       18,279,071.65         1.48     7.641      609     85.84         360         356      4
Tennessee                        144       15,368,374.80         1.24     7.414      595      83.5         360         355      5
Indiana                          172       14,920,482.41         1.21     7.758      593     84.14         360         355      5
Alaska                            92       14,121,925.41         1.14     6.652      613     81.69         360         355      5
Louisiana                        128       13,008,400.52         1.05     7.564      590     85.53         360         355      5
South Carolina                   108       12,290,868.73            1     6.933      601     84.13         360         355      5
Kansas                           131       12,289,786.08            1     7.528      602     84.98         360         355      5
Oregon                            69       10,419,636.79         0.84     6.836      616     80.92         360         355      5
District of Columbia              61       10,008,729.57         0.81     6.993      587     72.88         360         355      5
Nebraska                          90        9,199,068.10         0.74     7.568      617     82.81         360         355      5
Mississippi                       91        9,113,224.05         0.74     7.631      599      85.9         360         355      5
Connecticut                       61        8,868,147.97         0.72     7.255      581     77.59         360         355      5
Arkansas                          97        8,838,356.92         0.72     7.719      587     84.17         360         355      5
Utah                              69        8,756,565.80         0.71     7.098      625     82.29         360         355      5
Oklahoma                         101        8,594,157.27          0.7     7.461      603     82.09         360         355      5
New Mexico                        72        7,583,467.44         0.61     7.643      605     77.25         360         355      5
Alabama                           76        7,090,556.93         0.57      7.64      584     84.23         360         355      5
West Virginia                     76        6,924,144.09         0.56     7.725      593      83.9         360         355      5
Delaware                          40        5,986,421.36         0.48      7.16      607     82.85         360         355      5
Idaho                             61        5,748,589.78         0.47     7.222      618     83.07         360         355      5
Kentucky                          56        5,741,825.65         0.46      7.16      614        83         360         355      5
New Hampshire                     35        5,637,791.67         0.46     7.106      597     80.58         360         356      4
Rhode Island                      30        5,174,803.89         0.42     6.741      593     77.55         360         356      4
Montana                           45        5,025,517.27         0.41     7.232      611     79.93         360         355      5
Wyoming                           48        4,788,190.74         0.39     6.805      631      83.2         360         355      5
Hawaii                            20        4,735,207.61         0.38     6.334      622     80.17         360         356      4
South Dakota                      36        3,483,663.90         0.28     7.162      609     82.16         360         355      5
North Dakota                      31        2,887,883.30         0.23     7.543      607     84.75         360         356      4
Maine                             20        2,482,527.17          0.2     6.827      597     79.06         360         355      5
Vermont                            9        1,291,463.82          0.1     7.488      577     76.24         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



18. Gross Margin

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Gross Margin                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                     12       $2,248,416.86         0.18%     4.74%     714     71.49%        360         356      4
3.001 - 3.500                    346       51,665,145.98         4.18     5.502      687      74.6         360         356      4
3.501 - 4.000                    880      131,631,516.24        10.66     5.828      642     73.86         360         355      5
4.001 - 4.500                  1,283      188,879,691.71        15.29     6.195      628     77.21         360         355      5
4.501 - 5.000                  1,468      205,030,324.73         16.6     6.637      612      81.3         360         355      5
5.001 - 5.500                  1,338      183,084,933.84        14.82      7.08      597     83.92         360         355      5
5.501 - 6.000                  1,282      164,736,443.76        13.34      7.59      588     87.44         360         355      5
6.001 - 6.500                    926      112,825,592.53         9.13     7.913      573     85.41         360         355      5
6.501 - 7.000                    567       66,097,278.95         5.35     8.234      554     74.24         360         355      5
7.001 - 7.500                    471       55,441,892.73         4.49     8.846      536      73.1         360         355      5
7.501 - 8.000                    346       42,618,739.89         3.45     9.121      536     78.57         360         355      5
8.001 - 8.500                    216       27,042,751.32         2.19     9.554      542     82.88         360         355      5
8.501 - 9.000                     30        3,526,531.26         0.29     9.971      537      83.5         360         355      5
9.001 - 9.500                      1          161,089.58         0.01       9.5      644        85         360         356      4
9.501 - 10.000                     1           41,909.09            0     9.625      532        85         360         352      8
10.001 - 10.500                    1           59,373.10            0     10.25      524        85         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



19. Initial Cap

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Initial Cap                   Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
2                                 28       $3,699,321.30         0.30%     7.94%     596     83.40%        360         355      5
3                              9,140    1,231,392,310.27         99.7     7.083      601     80.36         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



20. Periodic Cap

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Periodic Cap                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
1                              9,140   $1,231,392,310.27        99.70%     7.08%     601     80.36%        360         355      5
2                                 28        3,699,321.30          0.3     7.935      596      83.4         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



21. Maximum Rate

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Maximum Rate                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                      1         $151,311.20         0.01%     3.50%     691     80.00%        360         356      4
9.501 - 10.000                     5        1,235,231.75          0.1     3.875      702     71.64         360         356      4
10.001 - 10.500                   33        6,450,693.44         0.52     4.386      676     68.34         360         356      4
10.501 - 11.000                  151       29,193,533.92         2.36     4.863      647     73.14         360         356      4
11.001 - 11.500                  415       73,639,370.10         5.96     5.356      638     74.72         360         355      5
11.501 - 12.000                  992      164,782,011.95        13.34     5.819      631     77.02         360         355      5
12.001 - 12.500                1,213      182,700,396.34        14.79     6.329      620     79.14         360         355      5
12.501 - 13.000                1,441      202,070,200.71        16.36     6.809      608     81.85         360         355      5
13.001 - 13.500                1,276      170,481,330.86         13.8     7.314      595     83.21         360         355      5
13.501 - 14.000                1,166      143,813,601.95        11.64     7.796      587     84.08         360         355      5
14.001 - 14.500                  848       89,413,340.95         7.24     8.314      572     82.67         360         355      5
14.501 - 15.000                  775       84,670,214.72         6.86     8.796      559     80.83         360         355      5
15.001 - 15.500                  447       47,736,706.88         3.87     9.308      549     80.03         360         355      5
15.501 - 16.000                  266       26,898,971.77         2.18     9.786      542      78.6         360         355      5
16.001 - 16.500                   74        6,877,912.48         0.56    10.177      545     78.76         360         355      5
17.001 - 17.500                   52        3,853,931.86         0.31    11.363      541     82.02         360         357      3
17.501 - 18.000                   13        1,122,870.69         0.09    11.783      525     79.57         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



22. Minimum Rate

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Minimum Rate                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                      1         $151,311.20         0.01%     3.50%     691     80.00%        360         356      4
3.501 - 4.000                      5        1,235,231.75          0.1     3.875      702     71.64         360         356      4
4.001 - 4.500                     33        6,450,693.44         0.52     4.386      676     68.34         360         356      4
4.501 - 5.000                    151       29,193,533.92         2.36     4.863      647     73.14         360         356      4
5.001 - 5.500                    415       73,639,370.10         5.96     5.356      638     74.72         360         355      5
5.501 - 6.000                    992      164,782,011.95        13.34     5.819      631     77.02         360         355      5
6.001 - 6.500                  1,213      182,700,396.34        14.79     6.329      620     79.14         360         355      5
6.501 - 7.000                  1,441      202,070,200.71        16.36     6.809      608     81.85         360         355      5
7.001 - 7.500                  1,276      170,481,330.86         13.8     7.314      595     83.21         360         355      5
7.501 - 8.000                  1,166      143,813,601.95        11.64     7.796      587     84.08         360         355      5
8.001 - 8.500                    848       89,413,340.95         7.24     8.314      572     82.67         360         355      5
8.501 - 9.000                    775       84,670,214.72         6.86     8.796      559     80.83         360         355      5
9.001 - 9.500                    447       47,736,706.88         3.87     9.308      549     80.03         360         355      5
9.501 - 10.000                   266       26,898,971.77         2.18     9.786      542      78.6         360         355      5
10.001 - 10.500                   74        6,877,912.48         0.56    10.177      545     78.76         360         355      5
11.001 - 11.500                   52        3,853,931.86         0.31    11.363      541     82.02         360         357      3
11.501 - 12.000                   13        1,122,870.69         0.09    11.783      525     79.57         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



23. Next Rate Adjustment Date

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Next Rate Adjustment Date     Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
3/1/2005                          10       $1,492,954.31         0.12%     8.24%     584     84.74%        360         354      6
4/1/2005                          11        1,284,063.77          0.1     7.808      595     82.08         360         355      5
5/1/2005                           4          560,864.22         0.05     7.578      630     86.79         360         353      7
6/1/2005                           2          258,896.64         0.02     7.355      706     80.27         360         346     14
7/1/2005                           3          473,808.15         0.04      7.48      633     77.79         360         358      2
11/1/2005                          1          194,334.52         0.02      6.95      738        80         360         350     10
12/1/2005                          1          215,790.65         0.02       6.5      778        80         360         351      9
1/1/2006                          92       12,214,952.49         0.99     7.529      623     79.84         360         352      8
2/1/2006                          50        7,325,213.13         0.59     7.397      601     81.45         360         353      7
3/1/2006                       2,142      281,848,812.84        22.82     7.162      600     80.15         360         354      6
3/18/2006                          1           90,425.46         0.01      6.25      633        85         360         355      5
4/1/2006                       2,992      401,953,072.89        32.54       7.1      595     80.61         360         355      5
5/1/2006                       2,522      339,491,919.25        27.49     7.055      599     80.81         360         356      4
6/1/2006                         685       96,216,298.36         7.79     7.012      612     79.38         360         357      3
7/1/2006                         289       40,185,392.40         3.25     7.214      638     80.73         360         358      2
8/1/2006                          22        2,709,091.43         0.22     7.272      635     78.12         360         359      1
12/1/2006                          1          118,101.34         0.01         7      757       100         360         351      9
1/1/2007                           7        1,057,962.87         0.09     7.024      626     80.92         360         352      8
2/1/2007                           1          150,494.64         0.01      9.75      514     56.55         360         353      7
3/1/2007                          86       11,848,654.69         0.96     6.611      620     77.91         360         354      6
4/1/2007                         110       16,472,184.79         1.33     6.446      613     77.67         360         355      5
4/15/2007                          1          163,875.56         0.01      4.35      732     76.74         360         356      4
5/1/2007                          92       12,714,142.03         1.03     6.668      609      79.5         360         356      4
6/1/2007                          26        3,226,419.32         0.26     6.391      641     76.97         360         357      3
7/1/2007                          15        2,388,887.83         0.19     6.568      667     75.34         360         358      2
8/1/2007                           2          435,017.99         0.04     5.905      696     72.41         360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the
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the issuer in connection with the proposed transaction.

                                  WFHET 2004-2

                                   Group 3 arm

Selection Criteria: ;
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Credit Grade
8. Property Type
9. Occupancy Status
10. Documentation
11. Loan Purpose
12. Product Type
13. Lien Position
14. MI Coverage
15. MI Coverage %
16. Prepayment Penalty Term
17. Geographic Distribution
18. Gross Margin
19. Initial Cap
20. Periodic Cap
21. Maximum Rate
22. Minimum Rate
23. Next Rate Adjustment Date

1. Mortgage Coupons

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Mortgage Coupons        Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000               1        $353,643.48         0.03%       3.95%        677      75.00%        360        355          5
4.001 - 4.500              18       4,324,357.30         0.34       4.341         681      73.51         360        357          3
4.501 - 5.000             114      27,451,360.61         2.16       4.858         650      73.94         360        357          3
5.001 - 5.500             319      72,721,102.14         5.73       5.353         636      74.39         360        357          3
5.501 - 6.000             716     157,852,105.65        12.43       5.841         627      77.85         360        357          3
6.001 - 6.500             971     195,238,221.84        15.37       6.317         622      79.65         360        357          3
6.501 - 7.000           1,237     225,480,594.22        17.75       6.814         607      81.78         360        357          3
7.001 - 7.500             996     158,923,997.01        12.51       7.317         602      83.43         360        357          3
7.501 - 8.000           1,016     149,327,228.91        11.76       7.798         592      85.13         360        357          3
8.001 - 8.500             692      88,767,712.89         6.99       8.308         583       84.2         360        357          3
8.501 - 9.000             684      80,924,578.90         6.37       8.807         565      82.46         360        357          3
9.001 - 9.500             373      39,801,101.76         3.13       9.334         556      80.96         360        357          3
9.501 - 10.000            275      30,932,059.18         2.44       9.783         544      80.08         360        357          3
10.001 - 10.500           191      19,614,872.75         1.54      10.357         539      79.95         360        357          3
10.501 - 11.000           196      16,252,787.91         1.28      10.775         536      79.73         360        356          4
11.001 - 11.500            23       1,970,179.84         0.16      11.125         537      78.03         360        355          5
11.501 - 12.000             1          28,883.19            0       11.95         534         85         360        358          2
12.001 - 12.500             2         198,810.13         0.02       12.25         535         85         360        358          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


2. Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Combined Original LTV   Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                2        $135,930.87         0.01%       7.13%        658       8.48%        360        358          2
10.01 - 15.00               1          49,756.51            0       7.125         572      13.51         360        354          6
20.01 - 25.00               6       1,383,362.91         0.11       6.613         604      23.18         360        356          4
25.01 - 30.00              14       1,162,497.47         0.09       7.502         581      27.73         360        357          3
30.01 - 35.00              23       3,783,554.07          0.3       7.051         594      32.99         360        357          3
35.01 - 40.00              28       3,973,746.91         0.31       7.044         599      37.43         360        358          2
40.01 - 45.00              39       5,275,358.75         0.42       6.601         592      42.72         360        357          3
45.01 - 50.00              76      11,826,142.54         0.93       6.774         593       47.9         360        357          3
50.01 - 55.00              87      12,105,645.65         0.95       7.037         578      52.82         360        357          3
55.01 - 60.00             151      23,597,297.61         1.86       6.862         581      57.86         360        357          3
60.01 - 65.00             263      45,053,172.58         3.55       6.778         588      63.31         360        357          3
65.01 - 70.00             502      79,458,690.84         6.26       6.893         588      68.65         360        357          3
70.01 - 75.00             695     113,147,965.99         8.91       7.148         589      74.01         360        357          3
75.01 - 80.00           1,852     323,262,288.02        25.45       6.759         611      79.47         360        357          3
80.01 - 85.00           1,548     240,807,778.17        18.96       7.497         587      84.46         360        357          3
85.01 - 90.00           1,647     274,905,767.02        21.64       7.253         612      89.68         360        357          3
90.01 - 95.00             800     113,451,305.28         8.93       7.756         622      94.81         360        357          3
95.01 - 100.00             91      16,783,336.52         1.32       7.584         651      99.06         360        358          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


3. Principal Balance


------------------------------------------------------------------------------------------------------------------------------------
                          Number                         Percent                               W.A.        W.A.       W.A.
                              of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining      W.A.
                         Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to      Loan
Principal Balance          Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity       Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00          584     $22,196,973.13         1.75%       8.48%        577      77.59%        360        357         3
50,000.01 - 75,000.00        975      61,792,015.96         4.86       8.108         587      81.17         360        357         3
75,000.01 - 100,000.00     1,096      96,026,858.62         7.56       7.771         592      81.58         360        357         3
100,000.01 - 125,000.00    1,010     113,777,802.52         8.96       7.719         591      81.89         360        357         3
125,000.01 - 150,000.00      885     121,591,096.61         9.57       7.518         598      81.86         360        357         3
150,000.01 - 175,000.00      722     116,630,139.72         9.18       7.208         596         81         360        357         3
175,000.01 - 200,000.00      586     109,827,158.13         8.65        7.09         598      82.04         360        357         3
200,000.01 - 225,000.00      353      74,856,781.35         5.89       7.069         597      80.61         360        357         3
225,000.01 - 250,000.00      289      68,745,701.11         5.41       6.991         599      80.99         360        357         3
250,000.01 - 275,000.00      212      55,610,960.27         4.38       6.889         604       80.5         360        357         3
275,000.01 - 300,000.00      184      52,921,335.48         4.17       6.931         601      81.09         360        357         3
300,000.01 - 325,000.00      126      39,543,850.47         3.11        6.78         609      81.76         360        357         3
325,000.01 - 350,000.00      193      65,614,227.44         5.17       6.799         610      80.67         360        356         4
350,000.01 - 375,000.00      148      53,621,705.26         4.22       6.577         622      82.82         360        356         4
375,000.01 - 400,000.00      131      51,039,931.39         4.02       6.436         614      80.66         360        356         4
400,000.01 - 425,000.00       49      20,238,793.25         1.59        6.45         625      81.77         360        356         4
425,000.01 - 450,000.00       79      34,431,115.29         2.71       6.739         624      82.74         360        356         4
450,000.01 - 475,000.00       40      18,512,758.08         1.46        6.72         633      83.86         360        357         3
475,000.01 - 500,000.00       53      25,956,725.34         2.04       6.404         619      81.16         360        357         3
500,000.01 - 525,000.00       24      12,372,796.99         0.97         6.8         623      82.07         360        356         4
525,000.01 - 550,000.00       20      10,813,733.83         0.85       6.704         623      78.02         360        357         3
550,000.01 - 575,000.00       11       6,190,550.08         0.49       6.297         636      68.78         360        356         4
575,000.01 - 600,000.00       13       7,700,799.92         0.61       5.933         624      73.39         360        356         4
600,000.01 - 625,000.00        4       2,460,885.35         0.19       5.339         646       74.4         360        356         4
625,000.01 - 650,000.00        8       5,098,249.09          0.4       6.119         659      77.44         360        357         3
650,000.01 - 675,000.00        4       2,658,063.69         0.21       6.302         616      70.75         360        356         4
675,000.01 - 700,000.00        7       4,815,474.88         0.38       6.558         636      77.24         360        357         3
700,000.01 - 725,000.00        2       1,440,382.17         0.11       6.474         698       77.5         360        357         3
725,000.01 - 750,000.00        1         748,964.31         0.06       7.875         601       62.5         360        358         2
750,000.01 - 775,000.00        5       3,829,601.88          0.3       6.736         604      73.03         360        357         3
775,000.01 - 800,000.00        7       5,569,555.62         0.44        6.35         644       66.1         360        357         3
800,000.01 - 825,000.00        2       1,634,158.12         0.13        6.25         653      70.65         360        358         2
925,000.01 - 950,000.00        1         938,336.72         0.07       6.625         685      35.63         360        358         2
950,000.01 - 975,000.00        1         956,115.64         0.08       7.125         616         64         360        355         5
------------------------------------------------------------------------------------------------------------------------------------
Total:                     7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357         3
------------------------------------------------------------------------------------------------------------------------------------


4. Original Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
Original Term         Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
to Maturity             Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
301 - 360               7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


5. Remaining Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
Remaining Term        Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
to Maturity             Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
346 - 350                   6        $984,717.70         0.08%       7.40%        610      74.08%        360        349         11
351 - 355                 542     130,550,309.80        10.28       7.033         613      80.15         360        354          6
356 - 360               7,277   1,138,628,570.21        89.64        7.17         602      81.13         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


6. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Credit Score            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
751 - 800                  35      $7,497,862.64         0.59%       6.12%        764      79.79%        360        357          3
701 - 750                  71      19,521,081.72         1.54       5.804         719      80.98         360        357          3
651 - 700                 892     172,991,884.51        13.62       6.247         669      82.07         360        357          3
601 - 650               2,443     435,208,364.02        34.26       6.821         623      82.96         360        357          3
551 - 600               2,892     450,205,790.64        35.44       7.245         578      81.12         360        357          3
501 - 550               1,420     179,628,617.97        14.14       8.745         533       75.4         360        357          3
451 - 500                  16       1,559,926.68         0.12       9.569         500      70.28         360        357          3
0                          56       3,550,069.53         0.28       9.398           0      74.83         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


7. Credit Grade

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Credit Grade            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Y1                        250     $25,987,914.06         2.05%       9.57%        510      70.50%        360        357          3
Y2                      1,108     138,153,575.75        10.88       9.194         547      76.26         360        357          3
Y3                        766     105,848,605.78         8.33       7.626         553      75.22         360        357          3
Y4                      1,636     249,043,137.67        19.61       7.049         584      80.53         360        357          3
Y5                      1,008     172,009,545.10        13.54       7.074         590       83.4         360        357          3
Y6                      1,038     187,295,408.16        14.75       6.852         611      83.07         360        357          3
Y7                        810     149,695,702.51        11.79       6.692         632      83.67         360        357          3
Y8                        572     108,861,881.89         8.57         6.4         649      83.65         360        357          3
Y9                        637     133,267,826.79        10.49       6.071         686      82.51         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


8. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                               W.A.        W.A.       W.A.
                             of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                        Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Property Type             Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Single Family             7,330  $1,183,307,566.78        93.16%       7.16%        602      81.25%        360        357          3
Condominium                 287      49,169,927.23         3.87       7.081         614      80.47         360        357          3
Two- to Four Family         189      34,715,032.53         2.73       7.159         600      74.34         360        357          3
Planned Unit Development     12       2,538,378.22          0.2       7.181         589      82.15         360        357          3
Manufactured Housing          7         432,692.95         0.03       7.976         570      67.82         360        354          6
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


9. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Occupancy Status        Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Primary Home            7,547  $1,237,030,204.27        97.39%       7.16%        602      81.27%        360        357          3
Investment                219      24,139,685.54          1.9       7.156         620      71.03         360        357          3
Second Home                59       8,993,707.90         0.71        6.84         626       75.2         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


10. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Documentation           Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation*     7,751  $1,252,416,250.87        98.60%       7.16%        602      81.13%        360        357          3
Stated Income,
 Stated Asset              74      17,747,346.84          1.4       6.828         641      73.66         360        354          6
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


11. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Loan Purpose            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance      4,313    $727,359,472.89        57.27%       7.10%        593      78.08%        360        357          3
Purchase                2,831     441,856,492.06        34.79       7.242         618      85.63         360        357          3
Rate/Term Refinance       681     100,947,632.76         7.95       7.177         605      82.16         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


12. Product Type

------------------------------------------------------------------------------------------------------------------------------------
                             Number                         Percent                           W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans        W.A.      W.A.  Combined  Original Remaining       W.A.
                            Mortgage         Principal  by Principal      Gross    Credit  Original  Term to    Term to       Loan
Product Type                  Loans            Balance      Balance      Coupon     Score      LTV   Maturity  Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)    7,446  $1,204,794,091.17        94.85%       7.17%      602    81.09%      360        357          3
3/27 ARM (Six-Month LIBOR)      303      48,493,453.61         3.82       6.686       619     79.3       360        357          3
1 Year ARM (One-Year CMT)        76      16,876,052.93         1.33       7.395       613    81.85       360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                        7,825  $1,270,163,597.71       100.00%       7.16%      603    81.03%      360        357          3
------------------------------------------------------------------------------------------------------------------------------------


13. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Lien Position           Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
1                       7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


14. MI Coverage

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
MI Coverage             Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee        1,003    $157,334,803.10        12.39%       7.28%        614      89.66%        360        357          3
MGIC                      713     111,651,807.91         8.79       7.343         606      88.76         360        357          3
Not Insured             3,746     625,723,036.13        49.26        6.86         600      72.92         360        357          3
Premium Priced (PP)         5       1,223,371.45          0.1       7.644         636      87.43         360        358          2
PMI                       850     132,563,178.22        10.44       7.523         602      88.93         360        357          3
Republic                  727     123,735,633.97         9.74       7.548         602      88.35         360        356          4
United Guaranty           781     117,931,766.93         9.28       7.553         600      88.59         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


15. MI Coverage %

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
MI Coverage %           Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
0                       3,751    $626,946,407.58        49.36%       6.86%        600      72.95%        360        357          3
6                       1,550     240,761,675.91        18.96       7.503         587       84.5         360        357          3
12                      1,643     273,843,424.52        21.56       7.252         612      89.72         360        357          3
16                        810     115,088,122.65         9.06       7.761         623      94.87         360        357          3
35                         71      13,523,967.05         1.06        7.51         658      99.97         360        358          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


16. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
Prepayment            Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Penalty Term            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
0                       1,734    $320,416,096.01        25.23%       7.39%        604      79.57%        360        357          3
12                         10       1,984,902.82         0.16       7.027         580      72.58         360        357          3
24                      5,830     908,814,355.05        71.55       7.096         602      81.62         360        357          3
36                        250      38,832,494.01         3.06       6.632         619      79.57         360        357          3
60                          1         115,749.82         0.01        7.69         661        100         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


17. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
Geographic            Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Distribution            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
California                721    $208,691,640.90        16.43%       6.38%        618      77.26%        360        357          3
Maryland                  395      83,977,893.05         6.61       7.184         599       82.2         360        357          3
New Jersey                343      74,750,740.31         5.89       7.241         591      77.13         360        357          3
Illinois                  505      72,658,303.58         5.72       7.459         605      82.16         360        357          3
Minnesota                 361      59,994,751.78         4.72       7.155         598      80.97         360        357          3
Florida                   366      58,075,562.97         4.57       7.242         601      82.46         360        357          3
Virginia                  273      50,412,367.35         3.97        7.07         598      81.61         360        357          3
Texas                     363      39,432,455.43          3.1       7.647         600      80.76         360        357          3
Missouri                  355      39,241,794.39         3.09       7.652         595      83.41         360        357          3
New York                  166      39,139,082.76         3.08       7.012         597      76.17         360        357          3
Arizona                   216      34,867,945.80         2.75       7.064         607      84.29         360        357          3
Nevada                    156      32,631,416.77         2.57        6.96         603      79.61         360        357          3
Georgia                   207      32,115,036.91         2.53       7.436         594      84.43         360        357          3
Colorado                  153      30,638,191.87         2.41       6.701         612      81.81         360        357          3
Pennsylvania              231      30,229,852.47         2.38       7.409         591      82.15         360        357          3
Massachusetts             110      27,960,300.26          2.2       6.909         597      76.73         360        357          3
Michigan                  214      26,569,559.88         2.09       7.579         596      83.44         360        357          3
Washington                145      26,352,309.28         2.07       6.728         621      83.86         360        357          3
Ohio                      242      25,959,068.73         2.04       7.422         596      83.68         360        357          3
Wisconsin                 216      24,872,021.17         1.96       7.656         603      83.16         360        357          3
Iowa                      208      19,502,531.60         1.54       7.983         602      86.35         360        357          3
North Carolina            141      17,529,980.88         1.38       7.641         599      83.71         360        357          3
Indiana                   172      15,045,280.43         1.18       8.046         588       82.8         360        357          3
Tennessee                 132      14,852,491.62         1.17       7.474         604      84.84         360        357          3
Kansas                    132      14,536,452.67         1.14       7.434         606       84.9         360        357          3
South Carolina            101      13,859,626.24         1.09        7.48         597      84.06         360        357          3
Louisiana                 115      13,797,761.16         1.09       7.725         587      83.42         360        358          2
Mississippi               115      10,896,891.20         0.86       8.028         583      84.77         360        357          3
District of Columbia       49      10,664,923.68         0.84       6.577         605      73.81         360        357          3
Oregon                     57      10,365,198.23         0.82       6.801         612      80.91         360        357          3
Connecticut                43       9,441,505.01         0.74       7.119         602      80.28         360        357          3
Utah                       49       8,762,052.85         0.69       7.147         614      83.38         360        357          3
Nebraska                   87       8,715,006.61         0.69       7.896         611      82.66         360        357          3
New Mexico                 58       8,430,587.12         0.66       7.975         604      82.42         360        357          3
Oklahoma                   92       8,393,794.51         0.66       7.698         594      84.57         360        357          3
Arkansas                   70       6,825,669.88         0.54       7.543         603      86.69         360        357          3
Alaska                     38       6,000,532.07         0.47       7.052         599      80.95         360        358          2
Alabama                    61       5,972,938.07         0.47        7.79         589      84.92         360        357          3
Idaho                      60       5,766,384.84         0.45       7.638         601      82.85         360        357          3
West Virginia              51       5,691,503.14         0.45       7.957         583      84.87         360        357          3
Delaware                   30       5,657,980.57         0.45       7.338         595      82.06         360        357          3
Kentucky                   38       5,217,725.73         0.41       7.109         602       83.5         360        358          2
Rhode Island               21       3,935,630.77         0.31       6.789         592       75.3         360        357          3
Montana                    33       3,842,239.39          0.3       6.837         610      80.32         360        357          3
Wyoming                    32       3,825,203.41          0.3       7.208         626      87.64         360        357          3
South Dakota               31       3,693,748.32         0.29       7.567         604      86.64         360        357          3
New Hampshire              17       3,144,611.86         0.25       6.963         608       82.2         360        357          3
Maine                      16       2,258,326.51         0.18       7.737         580       80.3         360        357          3
North Dakota               21       1,814,036.84         0.14       8.422         613      87.73         360        357          3
Hawaii                      8       1,801,273.51         0.14       7.067         604      70.61         360        356          4
Vermont                     9       1,351,413.33         0.11       6.578         602      76.97         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


18. Gross Margin

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Gross Margin            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500               1        $135,591.03         0.01%       5.99%        579      80.00%        360        357          3
1.501 - 2.000               1         325,065.26         0.03       6.125         632      87.32         360        358          2
2.001 - 2.500               1         233,755.68         0.02        5.75         565      83.57         360        359          1
2.501 - 3.000               9       2,737,999.10         0.22       4.874         692      72.94         360        356          4
3.001 - 3.500             242      45,039,296.79         3.55       5.538         671      74.02         360        357          3
3.501 - 4.000             699     133,334,071.24         10.5       5.899         643      74.75         360        357          3
4.001 - 4.500           1,018     207,115,769.27        16.31       6.254         623      77.18         360        357          3
4.501 - 5.000           1,181     211,991,828.09        16.69       6.658         613      81.92         360        357          3
5.001 - 5.500           1,282     213,908,676.99        16.84       7.133         601      84.71         360        357          3
5.501 - 6.000           1,043     158,034,449.88        12.44       7.638         594      87.44         360        357          3
6.001 - 6.500             852     112,083,302.12         8.82       8.038         577      86.98         360        357          3
6.501 - 7.000             402      54,167,813.23         4.26       8.362         559      76.16         360        357          3
7.001 - 7.500             413      51,472,071.37         4.05       9.002         543      73.76         360        357          3
7.501 - 8.000             410      46,822,741.99         3.69       9.636         538      79.22         360        357          3
8.001 - 8.500             218      25,794,381.04         2.03       9.932         537      82.08         360        357          3
8.501 - 9.000              39       4,963,585.87         0.39      10.241         543      82.68         360        356          4
9.001 - 9.500               8       1,281,577.02          0.1      10.119         532      80.34         360        358          2
9.501 - 10.000              4         307,427.47         0.02      10.746         525       79.1         360        357          3
10.001 - 10.500             2         414,194.27         0.03      10.354         591      83.79         360        355          5
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


19. Initial Cap

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Initial Cap             Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
2                          76     $16,876,052.93         1.33%       7.40%        613      81.85%        360        357          3
3                       7,749   1,253,287,544.78        98.67       7.153         603      81.02         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


20. Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Periodic Cap            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
1                       7,749  $1,253,287,544.78        98.67%       7.15%        603      81.02%        360        357          3
2                          76      16,876,052.93         1.33       7.395         613      81.85         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


21. Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Maximum Rate            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000              1        $353,643.48         0.03%       3.95%        677      75.00%        360        355          5
10.001 - 10.500            18       4,324,357.30         0.34       4.341         681      73.51         360        357          3
10.501 - 11.000           114      27,451,360.61         2.16       4.858         650      73.94         360        357          3
11.001 - 11.500           319      72,721,102.14         5.73       5.353         636      74.39         360        357          3
11.501 - 12.000           716     157,852,105.65        12.43       5.841         627      77.85         360        357          3
12.001 - 12.500           971     195,238,221.84        15.37       6.317         622      79.65         360        357          3
12.501 - 13.000         1,235     225,090,600.34        17.72       6.814         607      81.78         360        357          3
13.001 - 13.500           996     158,923,997.01        12.51       7.317         602      83.43         360        357          3
13.501 - 14.000         1,018     149,717,222.79        11.79       7.795         592      85.13         360        357          3
14.001 - 14.500           692      88,767,712.89         6.99       8.308         583       84.2         360        357          3
14.501 - 15.000           684      80,924,578.90         6.37       8.807         565      82.46         360        357          3
15.001 - 15.500           373      39,801,101.76         3.13       9.334         556      80.96         360        357          3
15.501 - 16.000           275      30,932,059.18         2.44       9.783         544      80.08         360        357          3
16.001 - 16.500           191      19,614,872.75         1.54      10.357         539      79.95         360        357          3
16.501 - 17.000           196      16,252,787.91         1.28      10.775         536      79.73         360        356          4
17.001 - 17.500            23       1,970,179.84         0.16      11.125         537      78.03         360        355          5
17.501 - 18.000             1          28,883.19            0       11.95         534         85         360        358          2
18.001 - 18.500             2         198,810.13         0.02       12.25         535         85         360        358          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


22. Minimum Rate

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Minimum Rate            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000               1        $353,643.48         0.03%       3.95%        677      75.00%        360        355          5
4.001 - 4.500              18       4,324,357.30         0.34       4.341         681      73.51         360        357          3
4.501 - 5.000             114      27,451,360.61         2.16       4.858         650      73.94         360        357          3
5.001 - 5.500             319      72,721,102.14         5.73       5.353         636      74.39         360        357          3
5.501 - 6.000             716     157,852,105.65        12.43       5.841         627      77.85         360        357          3
6.001 - 6.500             971     195,238,221.84        15.37       6.317         622      79.65         360        357          3
6.501 - 7.000           1,237     225,480,594.22        17.75       6.814         607      81.78         360        357          3
7.001 - 7.500             996     158,923,997.01        12.51       7.317         602      83.43         360        357          3
7.501 - 8.000           1,016     149,327,228.91        11.76       7.798         592      85.13         360        357          3
8.001 - 8.500             692      88,767,712.89         6.99       8.308         583       84.2         360        357          3
8.501 - 9.000             684      80,924,578.90         6.37       8.807         565      82.46         360        357          3
9.001 - 9.500             373      39,801,101.76         3.13       9.334         556      80.96         360        357          3
9.501 - 10.000            275      30,932,059.18         2.44       9.783         544      80.08         360        357          3
10.001 - 10.500           191      19,614,872.75         1.54      10.357         539      79.95         360        357          3
10.501 - 11.000           196      16,252,787.91         1.28      10.775         536      79.73         360        356          4
11.001 - 11.500            23       1,970,179.84         0.16      11.125         537      78.03         360        355          5
11.501 - 12.000             1          28,883.19            0       11.95         534         85         360        358          2
12.001 - 12.500             2         198,810.13         0.02       12.25         535         85         360        358          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


23. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
Next Rate             Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Adjustment Date         Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
3/1/2005                    2        $733,717.95         0.06%       6.27%        590      80.32%        360        354          6
4/1/2005                   11       2,259,701.11         0.18       8.041         635      84.63         360        355          5
5/1/2005                   21       4,968,617.52         0.39       7.056         596      81.35         360        356          4
6/1/2005                   17       2,721,628.52         0.21       7.922         587      84.21         360        357          3
7/1/2005                   20       5,027,632.03          0.4       7.356         630      79.69         360        358          2
8/1/2005                    5       1,164,755.80         0.09       7.241         650      83.35         360        359          1
9/1/2005                    2         201,918.87         0.02       8.016         566      76.48         360        348         12
10/1/2005                   2         326,941.10         0.03       7.096         645      69.24         360        349         11
11/1/2005                   2         455,857.73         0.04       7.341         605      76.49         360        350         10
12/1/2005                   8       1,233,540.13          0.1       8.177         594      79.43         360        351          9
1/1/2006                   58       7,627,395.61          0.6       8.039         595      81.06         360        352          8
2/1/2006                    8       1,187,437.18         0.09        6.81         632      71.42         360        353          7
3/1/2006                  187      46,378,688.64         3.65       7.141         612      80.48         360        354          6
4/1/2006                  237      66,565,594.83         5.24       6.788         614      80.16         360        355          5
5/1/2006                  739     143,790,074.61        11.32       7.036         604      80.53         360        356          4
6/1/2006                2,452     377,664,365.81        29.73       7.075         600      81.64         360        357          3
7/1/2006                3,313     498,154,155.08        39.22       7.286         600      80.98         360        358          2
8/1/2006                  438      61,208,121.58         4.82       7.466         604      81.64         360        359          1
12/1/2006                   1         150,312.98         0.01        5.95         640         80         360        351          9
1/1/2007                   12       1,753,178.36         0.14        7.26         618      73.35         360        352          8
2/1/2007                    1         375,172.71         0.03        5.25         687         85         360        353          7
3/1/2007                   12       1,345,657.56         0.11       8.216         580      71.26         360        354          6
4/1/2007                    5         939,912.74         0.07       6.556         608      79.76         360        355          5
5/1/2007                   21       4,190,429.79         0.33       6.239         642      80.87         360        356          4
6/1/2007                  105      16,433,505.97         1.29       6.565         620       80.4         360        357          3
7/1/2007                  131      20,812,736.01         1.64       6.683         619      79.07         360        358          2
8/1/2007                   15       2,492,547.49          0.2       7.345         587      78.72         360        359          1
------------------------------------------------------------------------------------------------------------------------------------
Total:                  7,825  $1,270,163,597.71       100.00%       7.16%        603      81.03%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based
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the issuer in connection with the proposed transaction.

                                  WFHET 2004-2

                            Group 3 Loans without MI

Selection Criteria: ;
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Credit Grade
8. Property Type
9. Occupancy Status
10. Documentation
11. Loan Purpose
12. Product Type
13. Lien Position
14. MI Coverage
15. MI Coverage %
16. Prepayment Penalty Term
17. Geographic Distribution
18. Gross Margin
19. Initial Cap
20. Periodic Cap
21. Maximum Rate
22. Minimum Rate
23. Next Rate Adjustment Date

1. Mortgage Coupons

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Mortgage Coupons        Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000               3        $874,457.71         0.08%       3.96%        691      59.28%        324        320          4
4.001 - 4.500             187      54,692,562.35         5.24        4.44         749      55.16         314        310          3
4.501 - 5.000             350      94,727,292.13         9.07       4.855         713      63.37         337        334          3
5.001 - 5.500             542     134,363,220.96        12.87       5.333         684       68.4         347        344          3
5.501 - 6.000             867     179,898,252.00        17.23       5.823         639      71.69         338        335          3
6.001 - 6.500             914     160,016,218.01        15.33       6.314         620      72.89         341        338          3
6.501 - 7.000           1,030     158,706,033.77         15.2       6.795         609      71.93         337        333          3
7.001 - 7.500             566      73,639,242.23         7.05       7.303         591      71.45         347        343          3
7.501 - 8.000             444      55,459,543.28         5.31       7.787         580       71.8         342        339          3
8.001 - 8.500             323      35,383,257.90         3.39       8.304         563      70.73         349        346          3
8.501 - 9.000             352      40,214,008.84         3.85        8.81         546       71.8         351        348          3
9.001 - 9.500             187      20,866,614.43            2        9.34         542       72.6         357        354          3
9.501 - 10.000            134      15,944,890.78         1.53       9.777         537      74.29         360        357          3
10.001 - 10.500            97       9,628,020.88         0.92      10.332         533      74.77         360        357          3
10.501 - 11.000           104       7,951,592.17         0.76      10.744         525      74.34         360        356          4
11.001 - 11.500            19       1,515,621.36         0.15      11.125         523      75.94         360        356          4
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


2. Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Combined Original LTV   Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                2        $135,930.87         0.01%       7.13%        658       8.48%        360        358          2
10.01 - 15.00               7         397,785.05         0.04       7.144         595      13.04         322        318          4
15.01 - 20.00               4       1,132,188.75         0.11       5.094         774      17.93         356        352          4
20.01 - 25.00              23       3,950,455.95         0.38       5.753         679       22.5         345        342          3
25.01 - 30.00              42       5,142,009.80         0.49       5.941         685      27.79         314        311          3
30.01 - 35.00              57       9,306,572.91         0.89       5.947         667      32.94         316        313          3
35.01 - 40.00              86      14,438,641.87         1.38        5.82         680      37.44         319        316          3
40.01 - 45.00             129      20,887,851.19            2       5.623         676      42.84         324        321          3
45.01 - 50.00             185      33,875,911.95         3.25       5.805         677      47.69         338        335          3
50.01 - 55.00             216      40,946,116.68         3.92       5.801         674      52.92         321        318          3
55.01 - 60.00             313      56,256,716.74         5.39       6.026         648      57.93         334        330          3
60.01 - 65.00             574     113,051,374.41        10.83       5.984         651      63.28         340        336          3
65.01 - 70.00             812     130,449,143.23         12.5        6.54         621       68.6         344        340          3
70.01 - 75.00           1,034     163,904,926.81         15.7       6.841         610      73.84         346        343          3
75.01 - 80.00           2,621     446,792,772.58         42.8       6.632         623      79.42         344        341          3
80.01 - 85.00              10       2,685,046.40         0.26       6.787         648      80.62         345        343          3
85.01 - 90.00               1         109,567.49         0.01       8.125         587      85.06         360        355          5
90.01 - 95.00               2         248,858.54         0.02       6.906         647      94.06         360        358          2
95.01 - 100.00              1         168,957.58         0.02         8.5         604        100         360        359          1
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


3. Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                               W.A.        W.A.       W.A.
                             of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                        Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Principal Balance         Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00         580     $21,544,897.11         2.06%       8.04%        585      66.51%        319        316          3
50,000.01 - 75,000.00       703      44,407,885.79         4.25       7.623         592      70.96         335        332          3
75,000.01 - 100,000.00      765      67,474,930.42         6.46       7.244         598      71.22         336        333          3
100,000.01 - 125,000.00     680      76,533,322.16         7.33       7.133         603      71.28         337        334          3
125,000.01 - 150,000.00     627      86,481,426.26         8.28       6.896         612      71.18         336        333          3
150,000.01 - 175,000.00     525      85,194,591.92         8.16       6.638         611      70.32         339        336          3
175,000.01 - 200,000.00     430      80,858,799.13         7.75       6.534         614      71.67         337        334          3
200,000.01 - 225,000.00     311      66,193,997.98         6.34       6.383         626       69.5         336        333          3
225,000.01 - 250,000.00     265      63,259,291.66         6.06       6.383         624      70.15         335        332          3
250,000.01 - 275,000.00     182      47,689,473.26         4.57       6.114         636       68.7         343        340          3
275,000.01 - 300,000.00     191      54,932,415.71         5.26       6.052         636      70.34         334        330          3
300,000.01 - 325,000.00     134      42,052,945.12         4.03       5.929         652      70.55         340        337          3
325,000.01 - 350,000.00     177      60,149,899.78         5.76       5.968         659      68.79         346        343          3
350,000.01 - 375,000.00     113      40,943,420.59         3.92       5.786         674      70.08         350        347          4
375,000.01 - 400,000.00     172      67,392,835.72         6.46       5.383         698      63.98         345        342          3
400,000.01 - 425,000.00      29      11,964,970.66         1.15       5.809         651      67.14         354        350          3
425,000.01 - 450,000.00      54      23,598,682.35         2.26         6.1         660      72.04         357        353          3
450,000.01 - 475,000.00      23      10,645,075.78         1.02       6.127         654      74.29         360        357          3
475,000.01 - 500,000.00      45      22,065,796.84         2.11       5.698         663      70.95         352        349          3
500,000.01 - 525,000.00      16       8,227,765.55         0.79       6.281         637      71.98         360        356          4
525,000.01 - 550,000.00      18       9,774,719.62         0.94       6.054         663      69.97         360        357          3
550,000.01 - 575,000.00      14       7,871,231.27         0.75         6.1         661      69.59         360        357          3
575,000.01 - 600,000.00      17      10,089,943.96         0.97       5.638         669      66.48         349        346          3
600,000.01 - 625,000.00       5       3,065,980.40         0.29       5.423         670      70.14         360        356          4
625,000.01 - 650,000.00       7       4,450,897.89         0.43       6.118         654      76.59         360        357          3
650,000.01 - 675,000.00       5       3,315,015.56         0.32       6.094         650         60         360        356          4
675,000.01 - 700,000.00       7       4,794,096.29         0.46       6.346         661      76.48         360        356          4
700,000.01 - 725,000.00       3       2,153,699.72         0.21       6.027         717      73.36         360        358          2
725,000.01 - 750,000.00       3       2,229,662.65         0.21       6.215         722      64.08         360        356          4
750,000.01 - 775,000.00       5       3,829,601.88         0.37       6.736         604      73.03         360        357          3
775,000.01 - 800,000.00       9       7,164,945.29         0.69       6.091         669      66.88         360        357          3
800,000.01 - 825,000.00       2       1,634,158.12         0.16        6.25         653      70.65         360        358          2
925,000.01 - 950,000.00       1         938,336.72         0.09       6.625         685      35.63         360        358          2
950,000.01 - 975,000.00       1         956,115.64         0.09       7.125         616         64         360        355          5
------------------------------------------------------------------------------------------------------------------------------------
Total:                    6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


4. Original Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
Original Term         Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
to Maturity             Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
<= 60                       1         $32,704.15         0.00%       6.99%        721      70.00%         60         54          6
61 - 120                   10         982,052.82         0.09       6.059         688      51.23         120        115          5
121 - 180                 773     107,589,010.33        10.31        6.01         656      66.73         180        176          4
181 - 240                  19       2,780,486.19         0.27       6.021         620      62.35         240        236          4
241 - 300                   2         216,898.04         0.02       5.677         661      60.62         300        296          4
301 - 360               5,314     932,279,677.27        89.31       6.498         629      70.34         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


5. Remaining Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
Remaining Term        Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
to Maturity             Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
51 - 55                     1         $32,704.15         0.00%       6.99%        721      70.00%         60         54          6
111 - 115                   7         620,031.04         0.06       6.504         639       55.2         120        115          5
116 - 120                   3         362,021.78         0.03       5.296         772      44.44         120        116          4
161 - 165                   1          58,730.22         0.01        7.02         591         80         180        163         17
171 - 175                 192      21,777,344.44         2.09       6.638         629      69.39         180        174          6
176 - 180                 580      85,752,935.67         8.21        5.85         663      66.05         180        177          3
231 - 235                   6         754,759.25         0.07       5.808         641      55.52         240        235          5
236 - 240                  13       2,025,726.94         0.19       6.101         612      64.89         240        237          3
296 - 300                   2         216,898.04         0.02       5.677         661      60.62         300        296          4
346 - 350                   6         984,717.70         0.09       7.398         610      74.08         360        349         11
351 - 355                 661     123,615,781.56        11.84        6.71         622      71.45         360        354          6
356 - 360               4,647     807,679,178.01        77.37       6.465         630      70.17         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


6. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Credit Score            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                  26      $9,819,604.16         0.94%       4.93%        806      55.86%        326        323          3
751 - 800                 381     104,839,756.31        10.04       5.044         772      59.68         333        330          3
701 - 750                 248      69,917,113.27          6.7       5.178         728       66.2         332        329          3
651 - 700                 956     179,196,282.22        17.17       5.816         672      71.31         337        333          3
601 - 650               1,616     272,179,479.96        26.07       6.378         624      72.66         339        336          3
551 - 600               1,767     270,911,285.02        25.95       6.783         577      71.22         344        341          3
501 - 550               1,069     132,893,086.67        12.73       8.547         532      70.91         355        352          3
451 - 500                  16       1,559,926.68         0.15       9.569         500      70.28         360        357          3
0                          40       2,564,294.51         0.25       9.048           0      70.28         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


7. Credit Grade

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Credit Grade            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Y1                        250     $25,987,914.06         2.49%       9.57%        510      70.50%        360        357          3
Y2                        759      95,799,547.21         9.18       8.863         548      71.45         356        353          3
Y3                        575      77,727,708.27         7.45       7.429         554      69.98         354        351          3
Y4                      1,087     163,617,171.33        15.67       6.562         586      70.64         340        337          3
Y5                        527      89,284,539.72         8.55       6.453         590      71.63         343        339          3
Y6                        598     105,646,269.23        10.12       6.347         612      72.34         340        337          3
Y7                        583      97,685,253.70         9.36       6.245         633      73.71         336        333          3
Y8                        461      84,759,356.49         8.12       6.017         651      73.27         340        337          3
Y9                      1,279     303,373,068.79        29.06       5.319         725       65.5         333        330          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


8. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                               W.A.        W.A.       W.A.
                             of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                        Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Property Type             Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Single Family             5,561    $940,656,252.71        90.11%       6.45%        631      70.04%        341        338          3
Condominium                 264      46,375,084.97         4.44        6.32         640      71.83         337        334          3
Two- to Four Family         247      45,701,040.08         4.38       6.735         617      66.63         340        337          3
Planned Unit Development     33      10,239,202.59         0.98       5.508         717      65.83         342        339          3
Manufactured Housing         14         909,248.45         0.09       7.739         591      70.72         275        269          6
------------------------------------------------------------------------------------------------------------------------------------
Total:                    6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


9. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Occupancy Status        Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Primary Home            5,674    $995,471,096.19        95.36%       6.42%        632      69.93%        341        338          3
Investment                380      37,961,953.93         3.64       7.111         632      69.75         336        333          3
Second Home                65      10,447,778.68            1       6.641         632      70.47         342        338          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


10. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Documentation           Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation*     5,982  $1,017,801,570.63        97.50%       6.44%        631      69.91%        341        338          3
Stated Income,
 Stated Asset             137      26,079,258.17          2.5       6.802         645      70.77         331        325          6
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


11. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Loan Purpose            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance      4,120    $691,480,971.03        66.24%       6.54%        620      68.66%        340        337          3
Purchase                1,354     231,890,479.16        22.21       6.427         644      76.75         348        345          3
Rate/Term Refinance       645     120,509,378.61        11.54       5.927         674      64.06         334        331          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


12. Product Type

------------------------------------------------------------------------------------------------------------------------------------
                           Number                        Percent                               W.A.       W.A.       W.A.
                               of         Aggregate     of Loans        W.A.        W.A.   Combined   Original  Remaining       W.A.
                          Mortgage        Principal  by Principal      Gross      Credit   Original    Term to    Term to       Loan
Product Type                Loans           Balance      Balance      Coupon       Score        LTV   Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)  3,541   $590,006,823.16        56.52%       6.88%        599      72.93%       360        357          3
Fixed Rate                  1,915    340,431,340.07        32.61       5.788         684      64.62        342        338          3
Fixed Rate (Balloon)          453     76,503,081.15         7.33       5.971         658      68.82        180        176          4
3/27 ARM (Six-Month LIBOR)    174     28,181,137.44          2.7        6.42         619      72.62        360        357          3
1 Year ARM (One-Year CMT)      36      8,758,446.98         0.84       7.053         622       75.3        360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                      6,119  $1,043,880,828.80      100.00%       6.45%        632      69.93%       341        338          3
------------------------------------------------------------------------------------------------------------------------------------


13. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Lien Position           Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
1                       6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


14. MI Coverage

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
MI Coverage             Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
Not Insured             6,114  $1,042,657,457.35        99.88%       6.45%        632      69.91%        341        338          3
Premium Priced (PP)         5       1,223,371.45         0.12       7.644         636      87.43         360        358          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


15. MI Coverage %

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
MI Coverage %           Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
0                       6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


16. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
Prepayment            Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Penalty Term            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
0                       1,524    $256,636,773.99        24.58%       6.96%        615      71.27%        343        340          3
12                        154      33,190,675.22         3.18       5.655         686      62.58         339        336          4
24                      2,673     430,129,723.48         41.2       6.745         600      73.26         359        357          3
36                      1,766     323,855,476.68        31.02       5.723         682       65.2         315        311          3
60                          2          68,179.43         0.01       8.928         678      69.29         309        304          5
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


17. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
Geographic            Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Distribution            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
California              1,162    $322,977,052.74        30.94%       5.62%        675      64.98%        339        336          3
New Jersey                364      72,656,070.04         6.96       6.862         606      69.07         342        339          3
Maryland                  286      57,328,288.63         5.49       6.794         606      72.31         338        335          3
New York                  246      52,419,169.55         5.02       6.341         628      65.23         342        339          4
Florida                   272      40,481,164.30         3.88       6.893         602      73.54         347        344          3
Illinois                  268      40,331,709.15         3.86       6.885         610      73.52         345        342          3
Minnesota                 260      40,100,915.83         3.84       6.761         612      73.37         343        340          3
Texas                     366      37,075,155.52         3.55       7.377         613      74.04         334        331          3
Virginia                  209      34,158,021.74         3.27       6.584         616      70.74         345        342          3
Colorado                  124      24,017,322.56          2.3       6.142         641      74.52         331        327          3
Pennsylvania              182      23,827,230.93         2.28       6.625         611      71.72         345        342          3
Nevada                    119      23,309,781.68         2.23       6.809         604      73.34         346        344          3
Massachusetts              93      21,789,507.03         2.09       6.685         607         68         360        357          3
Arizona                   132      19,684,457.82         1.89       6.588         627       73.2         335        332          3
Missouri                  185      19,195,974.39         1.84       7.152         612       72.7         346        342          3
Ohio                      168      17,471,909.36         1.67        6.54         617       75.9         327        324          3
Wisconsin                 146      16,262,480.86         1.56       7.173         615         75         333        330          3
Washington                 97      15,692,609.89          1.5       6.305         634      75.41         330        327          3
Georgia                   101      13,752,807.07         1.32       7.354         597      75.23         349        346          3
Michigan                  128      12,846,918.11         1.23       7.259         607      72.53         347        344          3
North Carolina             84      10,196,942.93         0.98       7.049         611       74.3         353        350          3
District of Columbia       44       8,719,792.16         0.84       6.518         610      68.04         353        350          3
Tennessee                  66       7,490,442.44         0.72       6.911         619      74.96         351        348          3
Indiana                   100       7,317,010.94          0.7       7.565         593      72.43         348        344          3
Louisiana                  78       7,260,408.65          0.7       7.328         593      73.85         341        337          3
South Carolina             60       7,192,919.31         0.69       7.266         598      73.62         341        338          3
Connecticut                31       6,959,690.85         0.67       6.335         624       70.1         349        346          3
Oregon                     40       6,940,156.72         0.66       6.303         636      73.26         322        319          3
Iowa                       78       6,888,123.74         0.66       7.282         612      75.83         344        341          3
Kansas                     58       5,855,472.81         0.56       6.765         603      75.27         356        353          3
Nebraska                   60       5,586,356.91         0.54       7.182         616      76.04         332        329          3
Oklahoma                   61       5,416,570.25         0.52       7.034         609      75.54         347        344          3
Utah                       36       5,199,107.38          0.5        6.82         625      73.38         315        312          3
Idaho                      45       4,017,744.10         0.38        7.27         623      77.35         332        328          3
Mississippi                49       3,887,035.31         0.37       7.715         574      73.67         344        341          3
New Mexico                 31       3,780,582.35         0.36       7.395         616      70.98         350        347          3
Delaware                   21       3,470,968.98         0.33        6.96         599      76.48         348        345          3
Rhode Island               20       3,299,827.71         0.32        6.85         586      67.42         353        350          3
Alaska                     22       3,245,202.04         0.31        7.07         586      69.72         352        349          3
Alabama                    36       2,951,913.27         0.28       7.614         593      70.97         326        323          3
Montana                    23       2,739,372.62         0.26       6.332         621       75.2         340        337          3
West Virginia              28       2,653,953.40         0.25        7.56         584      75.03         338        335          3
Hawaii                     12       2,644,138.03         0.25       6.586         619      69.95         345        341          4
Kentucky                   17       2,632,006.98         0.25       6.485         603       71.8         349        346          3
Arkansas                   35       2,603,044.19         0.25       7.266         595         77         358        355          3
Wyoming                    23       2,508,102.49         0.24       6.569         653      78.51         299        296          3
New Hampshire              16       2,444,161.62         0.23       6.616         611       70.9         360        357          3
Maine                      14       1,749,378.17         0.17       7.203         572      70.54         332        329          4
South Dakota               11       1,448,253.37         0.14       6.998         617      77.09         338        335          3
Vermont                     6         944,038.73         0.09       6.175         613      69.91         360        357          3
North Dakota                6         459,563.15         0.04       7.678         610      77.47         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,119  $1,043,880,828.80       100.00%       6.45%        632      69.93%        341        338          3
------------------------------------------------------------------------------------------------------------------------------------


18. Gross Margin

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Gross Margin            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500               1        $135,591.03         0.02%       5.99%        579      80.00%        360        357          3
2.501 - 3.000               9       2,737,999.10         0.44       4.874         692      72.94         360        356          4
3.001 - 3.500             240      44,778,020.39         7.14       5.536         671      73.93         360        357          3
3.501 - 4.000             634     119,619,248.32        19.08       5.896         641      73.59         360        357          3
4.001 - 4.500             718     146,876,460.37        23.43       6.248         613      73.22         360        357          3
4.501 - 5.000             520      96,121,814.97        15.33       6.573         598      73.95         360        357          3
5.001 - 5.500             308      49,229,814.23         7.85       7.009         576      70.23         360        357          3
5.501 - 6.000             253      35,619,616.61         5.68        7.37         561      72.39         360        357          3
6.001 - 6.500             119      15,073,785.84          2.4       7.921         558      71.62         360        357          3
6.501 - 7.000             270      33,574,393.34         5.36       8.444         549      68.57         360        357          3
7.001 - 7.500             389      48,799,740.61         7.78       9.021         541      73.02         360        357          3
7.501 - 8.000             219      26,040,192.90         4.15       9.622         533      74.67         360        357          3
8.001 - 8.500              53       6,348,976.06         1.01      10.108         526      74.09         360        357          3
8.501 - 9.000              10       1,126,539.44         0.18       9.933         528      75.95         360        355          5
9.001 - 9.500               5         672,609.85         0.11       9.811         533      76.13         360        358          2
9.501 - 10.000              3         191,604.52         0.03      10.744         520      76.83         360        358          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,751    $626,946,407.58       100.00%       6.86%        600      72.95%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


19. Initial Cap

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Initial Cap             Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
2                          36      $8,758,446.98         1.40%       7.05%        622      75.30%        360        357          3
3                       3,715     618,187,960.60         98.6       6.859         600      72.91         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,751    $626,946,407.58       100.00%       6.86%        600      72.95%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


20. Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining        W.A.
                     Mortgage          Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Periodic Cap            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
1                       3,715    $618,187,960.60        98.60%       6.86%        600      72.91%        360        357          3
2                          36       8,758,446.98          1.4       7.053         622       75.3         360        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,751    $626,946,407.58       100.00%       6.86%        600      72.95%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


21. Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Maximum Rate            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000              1        $353,643.48         0.06%       3.95%        677      75.00%        360        355          5
10.001 - 10.500            18       4,324,357.30         0.69       4.341         681      73.51         360        357          3
10.501 - 11.000           103      24,786,085.01         3.95       4.866         649      72.75         360        357          3
11.001 - 11.500           276      62,348,291.68         9.94       5.354         634      72.42         360        357          3
11.501 - 12.000           509     109,506,643.78        17.47       5.834         624      73.79         360        357          3
12.001 - 12.500           586     114,142,537.63        18.21       6.302         617      73.75         360        357          3
12.501 - 13.000           565      97,649,359.21        15.58       6.798         601      72.89         360        357          3
13.001 - 13.500           381      55,447,201.09         8.84       7.309         587      71.61         360        357          3
13.501 - 14.000           275      39,265,775.34         6.26       7.785         574      71.46         360        357          3
14.001 - 14.500           232      28,947,587.47         4.62       8.313         560      71.29         360        357          3
14.501 - 15.000           285      35,599,116.40         5.68       8.812         543      72.58         360        357          3
15.001 - 15.500           167      19,584,371.91         3.12       9.345         541      72.73         360        357          3
15.501 - 16.000           133      15,896,202.87         2.54       9.776         537      74.27         360        357          3
16.001 - 16.500            97       9,628,020.88         1.54      10.332         533      74.77         360        357          3
16.501 - 17.000           104       7,951,592.17         1.27      10.744         525      74.34         360        356          4
17.001 - 17.500            19       1,515,621.36         0.24      11.125         523      75.94         360        356          4
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,751    $626,946,407.58       100.00%       6.86%        600      72.95%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


22. Minimum Rate

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
                      Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Minimum Rate            Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000               1        $353,643.48         0.06%       3.95%        677      75.00%        360        355          5
4.001 - 4.500              18       4,324,357.30         0.69       4.341         681      73.51         360        357          3
4.501 - 5.000             103      24,786,085.01         3.95       4.866         649      72.75         360        357          3
5.001 - 5.500             276      62,348,291.68         9.94       5.354         634      72.42         360        357          3
5.501 - 6.000             509     109,506,643.78        17.47       5.834         624      73.79         360        357          3
6.001 - 6.500             586     114,142,537.63        18.21       6.302         617      73.75         360        357          3
6.501 - 7.000             566      97,872,799.71        15.61       6.799         601      72.91         360        357          3
7.001 - 7.500             381      55,447,201.09         8.84       7.309         587      71.61         360        357          3
7.501 - 8.000             274      39,042,334.84         6.23        7.79         574      71.41         360        357          3
8.001 - 8.500             232      28,947,587.47         4.62       8.313         560      71.29         360        357          3
8.501 - 9.000             285      35,599,116.40         5.68       8.812         543      72.58         360        357          3
9.001 - 9.500             167      19,584,371.91         3.12       9.345         541      72.73         360        357          3
9.501 - 10.000            133      15,896,202.87         2.54       9.776         537      74.27         360        357          3
10.001 - 10.500            97       9,628,020.88         1.54      10.332         533      74.77         360        357          3
10.501 - 11.000           104       7,951,592.17         1.27      10.744         525      74.34         360        356          4
11.001 - 11.500            19       1,515,621.36         0.24      11.125         523      75.94         360        356          4
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,751    $626,946,407.58       100.00%       6.86%        600      72.95%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


23. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                       Number                         Percent                               W.A.        W.A.       W.A.
                           of          Aggregate     of Loans        W.A.        W.A.   Combined    Original  Remaining       W.A.
Next Rate             Mortgage         Principal  by Principal      Gross      Credit   Original     Term to    Term to       Loan
Adjustment Date         Loans            Balance      Balance      Coupon       Score        LTV    Maturity   Maturity        Age
------------------------------------------------------------------------------------------------------------------------------------
3/1/2005                    1        $385,422.44         0.06%       5.50%        597      77.60%        360        354          6
4/1/2005                    4         955,236.33         0.15       8.535         658      77.11         360        355          5
5/1/2005                   13       3,539,488.77         0.56       6.853         604      78.17         360        356          4
6/1/2005                    5         662,921.58         0.11       6.582         627       73.9         360        357          3
7/1/2005                   10       2,724,596.29         0.43       7.033         630       71.9         360        358          2
8/1/2005                    3         490,781.57         0.08       7.576         650      69.99         360        359          1
9/1/2005                    2         201,918.87         0.03       8.016         566      76.48         360        348         12
10/1/2005                   2         326,941.10         0.05       7.096         645      69.24         360        349         11
11/1/2005                   2         455,857.73         0.07       7.341         605      76.49         360        350         10
12/1/2005                   5         848,601.89         0.14       8.157         582      74.87         360        351          9
1/1/2006                   30       4,020,928.43         0.64       7.898         578      72.42         360        352          8
2/1/2006                    5         715,497.59         0.11       6.726         639      62.58         360        353          7
3/1/2006                  101      23,971,065.61         3.82       6.888         612      72.71         360        354          6
4/1/2006                  135      37,722,963.68         6.02       6.495         613      73.42         360        355          5
5/1/2006                  343      71,998,647.30        11.48       6.791         601       72.4         360        356          4
6/1/2006                1,102     176,173,897.79         28.1       6.773         598      73.49         360        357          3
7/1/2006                1,608     245,107,073.52         39.1       6.979         595      72.71         360        358          2
8/1/2006                  206      28,463,429.65         4.54       7.227         599      72.38         360        359          1
12/1/2006                   1         150,312.98         0.02        5.95         640         80         360        351          9
1/1/2007                    7       1,186,565.68         0.19       7.269         627       67.5         360        352          8
3/1/2007                    8         929,442.42         0.15       8.608         563      63.74         360        354          6
4/1/2007                    2         512,195.36         0.08       5.664         589      74.61         360        355          5
5/1/2007                   13       2,494,385.20          0.4       6.134         648      75.97         360        356          4
6/1/2007                   60       9,364,180.62         1.49       6.512         612      73.97         360        357          3
7/1/2007                   74      11,878,248.62         1.89       6.164         625      71.64         360        358          2
8/1/2007                    9       1,665,806.56         0.27       6.606         599      74.26         360        359          1
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,751    $626,946,407.58       100.00%       6.86%        600      72.95%        360        357          3
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the
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the issuer in connection with the proposed transaction.

          WFHET 2004-2
      Group 3 Loans with MI



Selection Criteria: ;
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Credit Grade
8. Property Type
9. Occupancy Status
10. Documentation
11. Loan Purpose
12. Product Type
13. Lien Position
14. MI Coverage
15. MI Coverage %
16. Prepayment Penalty Term
17. Geographic Distribution
18. Gross Margin
19. Initial Cap
20. Periodic Cap
21. Maximum Rate
22. Minimum Rate
23. Next Rate Adjustment Date



1. Mortgage Coupons

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Mortgage Coupons              Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                     13       $3,100,712.96         0.41%     4.81%     669     84.93%        360         357      3
5.001 - 5.500                     52       12,300,579.26         1.63     5.355      649     86.01         359         355      3
5.501 - 6.000                    256       57,574,398.59         7.65     5.853      640     86.94         349         345      3
6.001 - 6.500                    482       97,369,742.63        12.94     6.342      633     87.72         349         346      3
6.501 - 7.000                    908      164,092,640.80        21.81     6.824      616     88.18         344         341      3
7.001 - 7.500                    740      119,270,340.52        15.85     7.321      611     89.49         349         346      3
7.501 - 8.000                    879      125,513,899.81        16.68     7.802      600     89.75         352         349      3
8.001 - 8.500                    548       68,250,159.76         9.07     8.308      595     90.31         352         350      3
8.501 - 9.000                    448       49,488,538.34         6.58     8.802      582     90.15         356         354      3
9.001 - 9.500                    219       21,453,010.03         2.85     9.317      570     88.95         358         355      3
9.501 - 10.000                   142       15,035,856.31            2     9.789      552     86.23         360         358      2
10.001 - 10.500                   94        9,986,851.87         1.33     10.38      546     84.95         360         357      3
10.501 - 11.000                   92        8,301,195.74          1.1    10.805      547      84.9         360         356      4
11.001 - 11.500                    4          454,558.48         0.06    11.125      581        85         360         354      6
11.501 - 12.000                    1           28,883.19            0     11.95      534        85         360         358      2
12.001 - 12.500                    2          198,810.13         0.03     12.25      535        85         360         358      2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



2. Combined Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Combined Original LTV         Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                  1,908     $289,394,743.55        38.46%     7.39%     593     84.46%        348         345      3
85.01 - 90.00                  2,046      328,859,165.65        43.71     7.237      616     89.65         348         345      3
90.01 - 95.00                    835      117,499,122.80        15.62     7.767      623     94.81         359         356      3
95.01 - 100.00                    91       16,667,146.42         2.22     7.576      652     99.05         359         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



3. Principal Balance

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Principal Balance             Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00              306      $11,876,408.52         1.58%     8.43%     595     89.32%        348         345      3
50,000.01 - 75,000.00            643       40,718,618.61         5.41     8.215      597     88.86         346         343      3
75,000.01 - 100,000.00           716       62,502,890.15         8.31     7.941      600     88.99         349         346      3
100,000.01 - 125,000.00          668       75,192,797.54         9.99     7.854      601     88.45         347         344      3
125,000.01 - 150,000.00          580       79,674,519.03        10.59     7.732      605     88.69         350         347      3
150,000.01 - 175,000.00          477       76,916,888.48        10.22     7.335      609     88.56         346         343      3
175,000.01 - 200,000.00          377       70,483,628.85         9.37     7.224      607     88.54         349         346      3
200,000.01 - 225,000.00          226       47,869,431.72         6.36     7.245      609     88.48         346         343      3
225,000.01 - 250,000.00          178       42,302,677.78         5.62     7.029      613     88.63         349         346      3
250,000.01 - 275,000.00          137       36,024,089.63         4.79     7.047      613     88.46         345         343      3
275,000.01 - 300,000.00          108       31,086,427.02         4.13     7.109      611     88.65         350         347      3
300,000.01 - 325,000.00           83       25,946,615.18         3.45     6.979      613     88.17         349         346      3
325,000.01 - 350,000.00           96       32,508,928.15         4.32     6.942      616     88.31         356         352      4
350,000.01 - 375,000.00           80       28,961,842.05         3.85     6.775      625     89.72         360         356      4
375,000.01 - 400,000.00           63       24,472,686.10         3.25     6.872      611     89.26         360         356      4
400,000.01 - 425,000.00           27       11,145,926.96         1.48     6.847      627     90.21         360         356      4
425,000.01 - 450,000.00           43       18,769,925.84         2.49     6.995      623     88.82         360         356      4
450,000.01 - 475,000.00           22       10,183,554.08         1.35     7.057      638     90.41         360         357      3
475,000.01 - 500,000.00           26       12,745,462.44         1.69     6.903      616     87.24         360         356      4
500,000.01 - 525,000.00           12        6,208,574.01         0.83     6.984      634     87.95         360         357      3
525,000.01 - 550,000.00            8        4,314,254.57         0.57     7.118      616     86.41         360         356      4
575,000.01 - 600,000.00            2        1,167,919.12         0.16     6.181      649        85         360         356      4
625,000.01 - 650,000.00            1          647,351.20         0.09     6.125      697     83.33         360         356      4
675,000.01 - 700,000.00            1          698,761.39         0.09     6.625      605     84.85         360         358      2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



4. Original Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Original Term to Maturity     Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                           1          $83,533.60         0.01%     6.88%     620     83.27%        120         114      6
121 - 180                        308       41,060,613.75         5.46     7.048      624     87.12         180         176      4
181 - 240                          3          429,292.14         0.06     7.026      672     86.49         240         234      6
241 - 300                          2          476,745.39         0.06     7.286      608     83.81         300         295      5
301 - 360                      4,566      710,369,993.54        94.41     7.407      608     88.76         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



5. Remaining Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Remaining Term to Maturity    Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
111 - 115                          1          $83,533.60         0.01%     6.88%     620     83.27%        120         114      6
171 - 175                        117       15,156,426.15         2.01      7.21      619      87.2         180         174      6
176 - 180                        191       25,904,187.60         3.44     6.954      627     87.08         180         177      3
231 - 235                          3          429,292.14         0.06     7.026      672     86.49         240         234      6
291 - 295                          1          327,840.21         0.04     7.875      576      82.5         300         294      6
296 - 300                          1          148,905.18         0.02      5.99      680     86.71         300         296      4
351 - 355                        405       79,403,861.17        10.55     7.355      617     88.62         360         354      6
356 - 360                      4,161      630,966,132.37        83.86     7.414      607     88.78         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



6. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Credit Score                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
751 - 800                         22       $3,828,700.01         0.51%     6.28%     766     88.38%        354         350      3
701 - 750                         41        7,662,796.90         1.02     6.607      725     90.38         345         342      3
651 - 700                        632      111,919,816.01        14.87     6.608      669     89.93         346         342      3
601 - 650                      1,784      294,151,984.91        39.09     7.152      623      89.4         348         345      3
551 - 600                      1,921      276,941,873.25        36.81     7.634      579     88.17         352         350      3
501 - 550                        463       56,864,417.24         7.56      9.07      536     84.69         359         356      3
0                                 17        1,050,590.10         0.14    10.219        0     84.42         360         358      2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



7. Credit Grade

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Credit Grade                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Y2                               404      $46,989,397.23         6.25%     9.80%     543     84.72%        360         357      3
Y3                               308       38,791,833.17         5.16     8.052      551     84.61         357         354      3
Y4                             1,112      156,672,733.97        20.82     7.513      583     87.25         351         348      3
Y5                               771      118,416,022.96        15.74     7.541      590     89.83         353         350      3
Y6                               783      127,845,046.07        16.99     7.249      610     89.51         349         346      3
Y7                               615      105,321,750.82           14     7.062      631     89.65         346         343      3
Y8                               431       74,133,378.03         9.85     6.758      649     90.03         342         339      3
Y9                               456       84,250,016.17         11.2     6.461      683     90.05         348         345      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



8. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Property Type                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  4,657     $714,608,994.99        94.97%     7.39%     609     88.67%        350         347      3
Condominium                      135       21,718,833.68         2.89      7.62      611     88.92         352         349      3
Two- to Four Family               80       14,770,328.04         1.96     7.145      631     88.21         341         338      3
Planned Unit Development           5        1,030,225.02         0.14     7.319      582     88.28         360         356      4
Manufactured Housing               3          291,796.69         0.04      6.56      652        85         269         263      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



9. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Occupancy Status              Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary Home                   4,862     $749,442,487.85        99.60%     7.39%     609     88.69%        350         347      3
Second Home                       14        2,399,092.52         0.32     7.077      651     84.79         360         357      3
Investment                         4          578,598.05         0.08     6.854      677     83.63         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



10. Documentation

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Documentation                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation*            4,877     $751,226,899.32        99.84%     7.39%     609     88.68%        350         347      3
Stated Income, Stated Asset        3        1,193,279.10         0.16     7.428      650     84.65         360         354      6
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.




11. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Loan Purpose                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance             2,465     $404,284,195.32        53.73%     7.20%     606     87.02%        346         343      3
Purchase                       1,877      274,487,024.35        36.48     7.692      612     91.14         357         354      3
Rate/Term Refinance              538       73,648,958.75         9.79     7.289      614     88.48         345         342      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



12. Product Type

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Product Type                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)     3,905     $614,787,268.01        81.71%     7.45%     605     88.92%        360         357      3
Fixed Rate                       572       74,419,002.35         9.89     7.099      633     87.34         343         340      4
Fixed Rate (Balloon)             234       34,783,985.94         4.62     6.989      626     87.17         180         176      4
3/27 ARM (Six-Month LIBOR)       129       20,312,316.17          2.7     7.056      619     88.56         360         357      3
1 Year ARM (One-Year CMT)         40        8,117,605.95         1.08     7.765      604     88.92         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



13. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Lien Position                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
1                              4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



14. MI Coverage

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
MI Coverage                   Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee               1,151     $176,905,809.29        23.51%     7.25%     617     89.39%        353         351      3
MGIC                             819      126,899,045.50        16.87     7.314      609     88.62         352         349      3
PMI                              972      148,574,527.91        19.75     7.473      606     88.74         355         352      3
Republic                       1,014      160,896,559.78        21.38     7.467      607     88.08         341         337      4
United Guaranty                  924      139,144,235.94        18.49     7.452      605      88.4         350         347      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



15. MI Coverage %

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
MI Coverage %                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
6                              1,919     $291,790,314.56        38.78%     7.39%     593     84.46%        348         345      3
12                             2,043      327,711,274.30        43.55     7.238      616     89.69         348         345      3
16                               846      119,341,855.03        15.86      7.77      623     94.87         359         356      3
35                                72       13,576,734.53          1.8     7.512      658     99.97         359         357      2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



16. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Prepayment Penalty Term       Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
0                                976     $170,317,904.44        22.64%     7.56%     612     88.55%        350         347      3
12                                25        3,638,325.06         0.48      7.32      620     87.56         348         344      4
24                             3,205      485,998,419.83        64.59       7.4      604     88.94         360         357      3
36                               672       92,206,519.17        12.25     7.001      629     87.51         299         295      4
60                                 2          259,009.92         0.03     7.225      641     94.47         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



17. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Geographic Distribution       Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
California                       330      $90,793,371.99        12.07%     6.71%     622     87.66%        349         346      3
Maryland                         241       50,466,375.50         6.71     7.275      611     88.72         355         352      3
Illinois                         310       42,577,323.34         5.66      7.81      608     89.06         356         353      3
Florida                          234       36,171,300.99         4.81     7.351      613      89.3         347         344      3
Minnesota                        202       35,626,363.28         4.73     7.239      606     87.56         343         340      3
New Jersey                       158       35,375,853.75          4.7     7.265      608     87.86         354         351      3
Virginia                         174       32,616,469.50         4.33     7.196      608     88.29         352         349      3
Missouri                         242       27,299,118.04         3.63     7.689      600     88.83         355         352      3
Arizona                          146       24,567,365.21         3.27     7.242      610     88.71         351         348      3
Georgia                          151       23,503,718.60         3.12      7.37      606     88.81         358         355      3
Pennsylvania                     174       21,756,690.35         2.89     7.599      600     88.41         351         349      3
Texas                            177       19,144,966.46         2.54     7.667      611     90.67         350         347      3
Ohio                             178       18,750,687.71         2.49     7.855      593      88.3         340         337      3
Michigan                         131       18,731,177.69         2.49     7.501      603      88.9         355         352      3
New York                          91       18,525,017.43         2.46     7.117      618     88.71         353         350      3
Colorado                          92       18,474,391.61         2.46     7.097      615     88.67         333         330      3
Washington                        86       17,221,205.82         2.29     6.914      619     88.63         350         347      3
Nevada                            81       16,860,947.24         2.24      7.05      613     87.43         352         349      3
Wisconsin                        147       16,170,132.90         2.15     7.852      606     89.31         344         341      3
Iowa                             158       14,881,281.25         1.98      8.18      598     90.02         354         352      3
North Carolina                    99       11,913,398.78         1.58     7.911      601     89.31         359         356      3
Massachusetts                     44       11,716,159.14         1.56     6.923      610     88.72         360         357      3
Tennessee                        112       11,640,526.74         1.55     7.695      607     89.95         349         346      3
Louisiana                         92       11,597,079.21         1.54     7.584      603     88.23         339         336      3
Indiana                          115       11,060,377.13         1.47     7.997      604     88.78         348         345      3
South Carolina                    78       10,356,536.71         1.38     7.613      600     89.59         353         350      3
Mississippi                      102        9,852,110.97         1.31     8.025      595     89.22         349         346      3
Kansas                            82        9,325,728.78         1.24     7.825      608     90.45         352         349      3
Oregon                            45        7,589,611.55         1.01     7.271      605     88.13         316         313      4
Utah                              34        6,106,458.46         0.81     7.405      617     89.59         343         340      3
Oklahoma                          60        5,660,839.32         0.75     7.949      600     89.44         351         348      3
Alabama                           55        5,497,148.77         0.73     7.754      595     88.99         352         349      3
New Mexico                        38        5,314,984.50         0.71     8.288      601     89.28         356         353      3
Nebraska                          51        5,208,420.11         0.69     8.512      605     88.86         345         342      3
Arkansas                          51        5,122,504.08         0.68     7.685      612     90.93         357         355      3
Connecticut                       24        4,588,231.90         0.61     7.594      611     89.82         360         357      3
West Virginia                     39        4,171,614.28         0.55      8.09      589     89.03         360         357      3
Alaska                            22        3,749,251.98          0.5     7.024      615     90.02         360         357      3
Kentucky                          31        3,648,969.62         0.48     7.557      601     89.63         356         353      3
Idaho                             33        3,580,217.64         0.48     7.641      598     87.49         336         334      3
District of Columbia              16        3,446,254.62         0.46     6.646      596     86.79         354         351      3
Delaware                          18        3,355,365.74         0.45     7.587      601     88.12         342         339      3
Wyoming                           25        3,352,492.09         0.45     7.468      619     90.96         341         338      3
Montana                           24        2,810,917.86         0.37     7.488      609      87.9         305         302      3
South Dakota                      30        2,723,938.82         0.36     7.899      602     90.17         352         350      2
New Hampshire                     10        2,013,873.88         0.27     7.273      622     89.54         340         338      3
Rhode Island                       9        2,008,031.12         0.27     6.475      637     87.46         360         358      2
Hawaii                             8        1,872,776.20         0.25     7.031      636     86.02         334         330      4
Maine                              9        1,539,938.93          0.2     7.589      623     87.57         351         349      3
North Dakota                      17        1,528,806.58          0.2     8.428      615     89.73         349         346      3
Vermont                            4          553,854.25         0.07     7.245      583     89.25         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,880     $752,420,178.42       100.00%     7.39%     609     88.67%        350         347      3
-----------------------------------------------------------------------------------------------------------------------------------



18. Gross Margin

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Gross Margin                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                      1         $325,065.26         0.05%     6.13%     632     87.32%        360         358      2
2.001 - 2.500                      1          233,755.68         0.04      5.75      565     83.57         360         359      1
3.001 - 3.500                      2          261,276.40         0.04     5.895      638     89.86         360         357      3
3.501 - 4.000                     65       13,714,822.92         2.13     5.924      665     84.91         360         357      3
4.001 - 4.500                    300       60,239,308.90         9.37     6.269      646     86.82         360         357      3
4.501 - 5.000                    661      115,870,013.12        18.01     6.729      626     88.53         360         357      3
5.001 - 5.500                    974      164,678,862.76         25.6      7.17      609     89.04         360         357      3
5.501 - 6.000                    790      122,414,833.27        19.03     7.717      603     91.82         360         357      3
6.001 - 6.500                    733       97,009,516.28        15.08     8.057      579     89.36         360         357      3
6.501 - 7.000                    132       20,593,419.89          3.2     8.228      574     88.55         360         357      3
7.001 - 7.500                     24        2,672,330.76         0.42     8.652      564     87.28         360         356      4
7.501 - 8.000                    191       20,782,549.09         3.23     9.653      544     84.93         360         357      3
8.001 - 8.500                    165       19,445,404.98         3.02     9.874      541     84.68         360         357      3
8.501 - 9.000                     29        3,837,046.43          0.6    10.332      548     84.66         360         357      3
9.001 - 9.500                      3          608,967.17         0.09    10.459      530        85         360         358      2
9.501 - 10.000                     1          115,822.95         0.02     10.75      533     82.86         360         356      4
10.001 - 10.500                    2          414,194.27         0.06    10.354      591     83.79         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,074     $643,217,190.13       100.00%     7.44%     605     88.90%        360         357      3
-----------------------------------------------------------------------------------------------------------------------------------



19. Initial Cap

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Initial Cap                   Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
2                                 40       $8,117,605.95         1.26%     7.77%     604     88.92%        360         357      3
3                              4,034      635,099,584.18        98.74     7.438      605      88.9         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,074     $643,217,190.13       100.00%     7.44%     605     88.90%        360         357      3
-----------------------------------------------------------------------------------------------------------------------------------



20. Periodic Cap

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Periodic Cap                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
1                              4,034     $635,099,584.18        98.74%     7.44%     605     88.90%        360         357      3
2                                 40        8,117,605.95         1.26     7.765      604     88.92         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,074     $643,217,190.13       100.00%     7.44%     605     88.90%        360         357      3
-----------------------------------------------------------------------------------------------------------------------------------



21. Maximum Rate

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Maximum Rate                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                   11       $2,665,275.60         0.41%     4.78%     659     85.08%        360         357      3
11.001 - 11.500                   43       10,372,810.46         1.61     5.344      644     86.22         360         356      4
11.501 - 12.000                  207       48,345,461.87         7.52     5.858      633     87.04         360         357      3
12.001 - 12.500                  385       81,095,684.21        12.61     6.339      629     87.95         360         357      3
12.501 - 13.000                  670      127,441,241.13        19.81     6.827      611     88.59         360         357      3
13.001 - 13.500                  615      103,476,795.92        16.09     7.321      610     89.77         360         357      3
13.501 - 14.000                  743      110,451,447.45        17.17     7.799      598     89.99         360         357      3
14.001 - 14.500                  460       59,820,125.42          9.3     8.305      594     90.45         360         357      3
14.501 - 15.000                  399       45,325,462.50         7.05     8.803      582     90.23         360         358      2
15.001 - 15.500                  206       20,216,729.85         3.14     9.324      570     88.94         360         358      2
15.501 - 16.000                  142       15,035,856.31         2.34     9.789      552     86.23         360         358      2
16.001 - 16.500                   94        9,986,851.87         1.55     10.38      546     84.95         360         357      3
16.501 - 17.000                   92        8,301,195.74         1.29    10.805      547      84.9         360         356      4
17.001 - 17.500                    4          454,558.48         0.07    11.125      581        85         360         354      6
17.501 - 18.000                    1           28,883.19            0     11.95      534        85         360         358      2
18.001 - 18.500                    2          198,810.13         0.03     12.25      535        85         360         358      2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,074     $643,217,190.13       100.00%     7.44%     605     88.90%        360         357      3
-----------------------------------------------------------------------------------------------------------------------------------



22. Minimum Rate

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Minimum Rate                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                     11       $2,665,275.60         0.41%     4.78%     659     85.08%        360         357      3
5.001 - 5.500                     43       10,372,810.46         1.61     5.344      644     86.22         360         356      4
5.501 - 6.000                    207       48,345,461.87         7.52     5.858      633     87.04         360         357      3
6.001 - 6.500                    385       81,095,684.21        12.61     6.339      629     87.95         360         357      3
6.501 - 7.000                    671      127,607,794.51        19.84     6.826      611     88.58         360         357      3
7.001 - 7.500                    615      103,476,795.92        16.09     7.321      610     89.77         360         357      3
7.501 - 8.000                    742      110,284,894.07        17.15     7.801      598     89.99         360         357      3
8.001 - 8.500                    460       59,820,125.42          9.3     8.305      594     90.45         360         357      3
8.501 - 9.000                    399       45,325,462.50         7.05     8.803      582     90.23         360         358      2
9.001 - 9.500                    206       20,216,729.85         3.14     9.324      570     88.94         360         358      2
9.501 - 10.000                   142       15,035,856.31         2.34     9.789      552     86.23         360         358      2
10.001 - 10.500                   94        9,986,851.87         1.55     10.38      546     84.95         360         357      3
10.501 - 11.000                   92        8,301,195.74         1.29    10.805      547      84.9         360         356      4
11.001 - 11.500                    4          454,558.48         0.07    11.125      581        85         360         354      6
11.501 - 12.000                    1           28,883.19            0     11.95      534        85         360         358      2
12.001 - 12.500                    2          198,810.13         0.03     12.25      535        85         360         358      2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,074     $643,217,190.13       100.00%     7.44%     605     88.90%        360         357      3
-----------------------------------------------------------------------------------------------------------------------------------



23. Next Rate Adjustment Date

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Next Rate Adjustment Date     Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
3/1/2005                           1         $348,295.51         0.05%     7.13%     583     83.33%        360         354      6
4/1/2005                           7        1,304,464.78          0.2     7.679      618     90.13         360         355      5
5/1/2005                           8        1,429,128.75         0.22     7.559      576     89.23         360         356      4
6/1/2005                          12        2,058,706.94         0.32     8.353      574     87.53         360         357      3
7/1/2005                          10        2,303,035.74         0.36     7.737      629      88.9         360         358      2
8/1/2005                           2          673,974.23          0.1     6.997      650     93.08         360         359      1
12/1/2005                          3          384,938.24         0.06     8.223      620     89.47         360         351      9
1/1/2006                          28        3,606,467.18         0.56     8.197      614      90.7         360         352      8
2/1/2006                           3          471,939.59         0.07     6.938      621     84.82         360         353      7
3/1/2006                          86       22,407,623.03         3.48     7.411      612     88.79         360         354      6
4/1/2006                         102       28,842,631.15         4.48     7.172      616     88.96         360         355      5
5/1/2006                         396       71,791,427.31        11.16     7.282      607     88.68         360         356      4
6/1/2006                       1,350      201,490,468.02        31.33     7.338      602     88.77         360         357      3
7/1/2006                       1,705      253,047,081.56        39.34     7.584      604     88.98         360         358      2
8/1/2006                         232       32,744,691.93         5.09     7.673      607     89.69         360         359      1
1/1/2007                           5          566,612.68         0.09     7.242      601      85.6         360         352      8
2/1/2007                           1          375,172.71         0.06      5.25      687        85         360         353      7
3/1/2007                           4          416,215.14         0.06     7.339      618     88.06         360         354      6
4/1/2007                           3          427,717.38         0.07     7.624      630     85.92         360         355      5
5/1/2007                           8        1,696,044.59         0.26     6.394      632     88.09         360         356      4
6/1/2007                          45        7,069,325.35          1.1     6.637      630     88.91         360         357      3
7/1/2007                          57        8,934,487.39         1.39     7.373      610     88.94         360         358      2
8/1/2007                           6          826,740.93         0.13     8.835      562     87.72         360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,074     $643,217,190.13       100.00%     7.44%     605     88.90%        360         357      3
-----------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or
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material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market
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Information contained in this material is current as of the date appearing on
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this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

          WFHET 2004-2
           Group 2 FRM



Selection Criteria: ;
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Credit Grade
8. Property Type
9. Occupancy Status
10. Documentation
11. Loan Purpose
12. Product Type
13. Lien Position
14. MI Coverage
15. MI Coverage %
16. Prepayment Penalty Term
17. Geographic Distribution
18. Gross Margin
19. Initial Cap
20. Periodic Cap
21. Maximum Rate
22. Minimum Rate
23. Next Rate Adjustment Date



1. Mortgage Coupons

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Mortgage Coupons              Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                      1         $147,394.94         0.05%     3.95%     759     57.69%        180         174      6
4.001 - 4.500                     39        9,759,132.40         3.16      4.39      774     44.26         258         256      3
4.501 - 5.000                    216       47,908,317.41        15.53     4.839      752     54.47         304         301      3
5.001 - 5.500                    330       64,075,099.23        20.76      5.33      725     63.77         302         299      3
5.501 - 6.000                    467       80,450,928.72        26.07     5.824      693     71.01         290         287      3
6.001 - 6.500                    367       55,406,485.33        17.96     6.312      651     73.13         288         285      4
6.501 - 7.000                    133       19,074,132.03         6.18     6.813      635     75.49         278         276      2
7.001 - 7.500                    189       21,632,645.95         7.01     7.317      621     77.43         300         296      3
7.501 - 8.000                     51        5,910,717.45         1.92     7.771      616     77.09         278         276      2
8.001 - 8.500                     15        1,843,171.42          0.6     8.287      611     83.32         286         284      2
8.501 - 9.000                     13        1,208,808.52         0.39     8.763      590     85.22         330         329      2
9.001 - 9.500                     11          544,464.33         0.18     9.465      572     75.62         266         263      4
9.501 - 10.000                     8          621,739.87          0.2     9.644      550     67.07         305         300      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



2. Combined Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Combined Original LTV         Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                      8       $1,209,891.74         0.39%     5.34%     745     12.70%        333         330      3
15.01 - 20.00                      6          462,645.50         0.15     5.433      744     16.99         238         235      3
20.01 - 25.00                     19        2,604,145.23         0.84     4.984      758     23.15         254         251      3
25.01 - 30.00                     21        2,976,625.86         0.96     5.151      739     27.86         255         252      3
30.01 - 35.00                     35        6,675,313.34         2.16     5.179      746     32.61         282         279      3
35.01 - 40.00                     55        9,153,190.86         2.97     5.406      728     37.52         292         289      3
40.01 - 45.00                     73       13,124,740.31         4.25     5.246      736     42.81         309         306      3
45.01 - 50.00                     83       14,938,567.02         4.84       5.2      736     47.68         309         305      3
50.01 - 55.00                     97       17,828,562.25         5.78     5.452      708     52.74         285         282      3
55.01 - 60.00                    108       18,255,229.37         5.92     5.561      703     57.87         297         294      3
60.01 - 65.00                    184       32,085,622.50         10.4     5.542      697     63.19         305         302      3
65.01 - 70.00                    193       31,679,704.74        10.27     5.859      683     68.54         303         300      3
70.01 - 75.00                    218       34,960,332.08        11.33     6.027      672     73.54         295         292      4
75.01 - 80.00                    459       78,467,643.95        25.43     6.033      686     79.23         283         280      3
80.01 - 85.00                    160       25,605,177.79          8.3     6.542      650     84.44         287         284      3
85.01 - 90.00                    114       17,429,419.06         5.65     6.674      674     89.35         294         291      3
90.01 - 95.00                      7        1,126,226.00         0.36     7.328      674     94.85         329         325      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



3. Principal Balance

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Principal Balance             Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00               85       $3,270,059.54         1.06%     6.94%     653     62.80%        258         254      3
50,000.01 - 75,000.00            162       10,278,615.56         3.33      6.67      660     67.42         279         276      3
75,000.01 - 100,000.00           208       18,291,890.95         5.93     6.415      663     69.67         276         273      3
100,000.01 - 125,000.00          180       20,215,491.87         6.55     6.429      664        71         282         278      3
125,000.01 - 150,000.00          186       25,889,392.72         8.39     6.047      681        67         289         285      3
150,000.01 - 175,000.00          188       30,470,714.79         9.87     5.955      676     67.66         286         283      3
175,000.01 - 200,000.00          212       39,882,584.68        12.92     5.824      694     66.78         292         289      3
200,000.01 - 225,000.00          153       32,528,164.93        10.54     5.837      691     67.71         299         296      3
225,000.01 - 250,000.00          142       33,804,198.23        10.95     5.681      707     67.49         308         305      3
250,000.01 - 275,000.00          119       31,363,722.45        10.16     5.595      709      69.2         306         303      3
275,000.01 - 300,000.00           96       27,592,740.42         8.94     5.444      715     63.43         306         303      3
300,000.01 - 325,000.00           74       23,137,704.36          7.5     5.515      709      67.1         286         283      3
325,000.01 - 350,000.00           31       10,226,483.84         3.31     5.195      727      65.6         279         276      3
350,000.01 - 375,000.00            1          372,132.18         0.12     5.625      708        80         360         353      7
375,000.01 - 400,000.00            2          797,741.31         0.26     5.563      691     63.97         270         267      2
450,000.01 - 475,000.00            1          461,399.77         0.15      5.25      708     76.15         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



4. Original Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Original Term to Maturity     Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                           9         $706,430.13         0.23%     5.89%     749     53.47%        120         115      5
121 - 180                        704      110,981,798.46        35.96     5.887      684     68.13         180         177      3
181 - 240                         22        3,718,177.94          1.2     5.563      722     61.22         240         236      4
241 - 300                          3          759,071.37         0.25      5.45      730     73.62         300         296      4
301 - 360                      1,102      192,417,559.70        62.36     5.841      697     67.19         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



5. Remaining Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Remaining Term to Maturity    Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
111 - 115                          5         $390,506.39         0.13%     5.59%     719     47.39%        120         114      6
116 - 120                          4          315,923.74          0.1     6.263      787     60.98         120         117      3
166 - 170                          1          212,541.66         0.07     5.375      798     37.72         180         170     10
171 - 175                        194       27,760,002.48            9      5.99      655     71.89         180         175      5
176 - 180                        509       83,009,254.32         26.9     5.854      693     66.95         180         178      2
231 - 235                          7        1,168,969.32         0.38     5.773      692     63.05         240         234      6
236 - 240                         15        2,549,208.62         0.83     5.467      736     60.38         240         237      3
291 - 295                          1          244,902.88         0.08      6.25      737        90         300         295      5
296 - 300                          2          514,168.49         0.17     5.069      726     65.81         300         296      4
346 - 350                          1          117,498.23         0.04       6.5      675        95         360         349     11
351 - 355                        284       47,190,355.76        15.29     5.919      664     69.41         360         355      5
356 - 360                        817      145,109,705.71        47.02     5.815      707     66.45         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



6. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Credit Score                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
801 - 850                         59      $12,281,495.01         3.98%     4.96%     806     52.69%        310         307      3
751 - 800                        302       58,008,767.51         18.8      5.26      779     58.31         309         306      3
701 - 750                        415       78,707,677.02        25.51     5.455      720     67.02         293         289      3
651 - 700                        424       70,017,311.27        22.69     5.994      676     71.82         287         284      3
601 - 650                        391       56,022,550.88        18.15     6.437      626     72.98         281         278      4
551 - 600                        235       32,292,357.08        10.46     6.799      580     71.43         293         290      3
501 - 550                         13        1,194,321.74         0.39     8.664      538     65.48         289         285      3
0                                  1           58,557.09         0.02     9.625        0     78.27         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



7. Credit Grade

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Credit Grade                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Y2                                12         $947,072.86         0.31%     9.12%     544     65.32%        298         293      5
Y3                                15        1,795,578.36         0.58     7.644      556     67.35         248         245      3
Y4                               175       23,078,531.94         7.48      6.79      590      72.7         296         292      3
Y5                                85       11,925,906.02         3.86     6.769      590     70.99         301         297      3
Y6                               142       20,333,644.76         6.59     6.626      611     73.19         272         268      4
Y7                               169       24,678,177.45            8     6.326      635     71.07         280         277      3
Y8                               166       26,795,217.06         8.68     6.128      659     71.33         284         281      4
Y9                             1,076      199,028,909.15         64.5     5.484      732     65.07         298         295      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



8. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Property Type                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  1,695     $282,662,607.56        91.60%     5.86%     691     67.61%        293         290      3
Two- to Four Family               60       11,781,757.97         3.82     5.947      685     65.44         302         298      4
Condominium                       67       10,364,454.20         3.36     5.695      717     66.98         283         280      3
Planned Unit Development          15        3,556,586.87         1.15     5.161      724     61.42         315         312      3
Manufactured Housing               3          217,631.00         0.07     6.712      623      79.7         280         275      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



9. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Occupancy Status              Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary Home                   1,751     $298,157,954.48        96.62%     5.84%     692     67.56%        294         291      3
Investment                        74        8,017,682.01          2.6     6.231      693     63.95         273         269      3
Second Home                       15        2,407,401.11         0.78     5.773      739     64.33         266         263      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



10. Documentation

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Documentation                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation*            1,821     $304,938,946.61        98.82%     5.85%     693     67.39%        293         290      3
Stated Income, Stated Asset       19        3,644,090.99         1.18     6.367      676     71.53         262         257      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.




11. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Loan Purpose                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance             1,230     $203,085,193.45        65.81%     5.93%     678     67.56%        292         289      3
Rate/Term Refinance              313       53,986,103.80        17.49     5.519      720     60.13         302         298      3
Purchase                         297       51,511,740.35        16.69     5.917      719     74.64         288         285      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



12. Product Type

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Product Type                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                     1,372     $226,056,091.72        73.26%     5.83%     696     66.27%        334         331      3
Fixed Rate (Balloon)             468       82,526,945.88        26.74     5.915      684     70.66         180         177      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



13. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Lien Position                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
1                              1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



14. MI Coverage

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
MI Coverage                   Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee                  65      $10,163,444.35         3.29%     6.67%     672     86.94%        298         296      2
MGIC                              30        4,046,823.91         1.31     6.311      664     86.68         275         271      4
Not Insured                    1,561      264,751,982.23         85.8     5.726      698     64.26         293         290      3
PMI                               48        7,579,903.59         2.46     6.664      654     86.07         310         307      3
Republic                          70       11,177,676.34         3.62     6.502      655     86.63         290         286      4
United Guaranty                   66       10,863,207.18         3.52     6.781      656     86.96         279         277      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



15. MI Coverage %

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
MI Coverage %                 Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
0                              1,561     $264,751,982.23        85.80%     5.73%     698     64.26%        293         290      3
6                                159       25,424,004.66         8.24     6.548      650      84.5         287         284      3
12                               113       17,280,824.71          5.6     6.681      674     89.39         295         292      3
16                                 7        1,126,226.00         0.36     7.328      674     94.85         329         325      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



16. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Prepayment Penalty Term       Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
0                                424      $64,834,266.21        21.01%     6.11%     682     70.46%        294         291      3
12                               125       25,127,164.28         8.14     5.497      706      62.2         330         326      4
24                                27        4,647,007.45         1.51      6.13      686     74.29         284         280      3
36                             1,264      213,974,599.66        69.34      5.81      694     66.99         289         286      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



17. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Geographic Distribution       Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
California                       474     $102,612,043.52        33.25%     5.43%     709     59.79%        298         295      3
New York                         128       25,494,818.26         8.26     5.565      700     61.95         318         314      4
New Jersey                       106       19,526,571.00         6.33      6.14      670      68.8         314         310      3
Minnesota                         81       13,769,613.18         4.46     5.994      691     71.39         268         265      3
Maryland                          70       12,146,871.34         3.94     6.082      689     72.07         296         293      3
Florida                           88       12,101,557.72         3.92     6.267      666     72.24         288         285      3
Virginia                          69       11,293,828.97         3.66     5.936      683     70.16         257         254      3
Ohio                              88       10,436,348.46         3.38      6.14      685      78.4         265         262      3
Texas                             82       10,352,287.41         3.35     6.269      687      77.7         289         286      3
Pennsylvania                      65        9,140,734.98         2.96     5.885      697     69.56         291         289      3
Colorado                          49        8,259,004.80         2.68      6.07      688     74.26         245         242      3
Illinois                          44        7,404,308.49          2.4     5.895      694     74.74         287         284      3
Wisconsin                         48        5,804,457.43         1.88     6.567      669     76.16         281         278      3
Arizona                           35        5,440,344.60         1.76     6.192      689     72.37         290         288      2
Missouri                          41        5,360,244.36         1.74     5.988      682     70.33         292         289      3
Massachusetts                     27        5,198,813.60         1.68     5.699      712     62.28         341         338      3
Washington                        26        4,896,403.55         1.59     5.934      694     73.99         263         261      2
Oregon                            19        3,417,466.67         1.11     6.444      698     80.68         225         222      2
Georgia                           18        2,928,773.13         0.95     6.199      710     74.99         335         332      3
Michigan                          17        2,619,806.48         0.85     5.908      671     74.63         280         276      4
Connecticut                       12        2,573,971.82         0.83     5.299      741     60.56         322         318      4
Nevada                            13        2,453,543.83          0.8     6.672      635     78.22         325         323      3
Indiana                           25        2,149,958.42          0.7     6.419      669     77.28         312         309      3
South Carolina                    18        2,015,776.50         0.65     6.624      648     76.25         286         282      3
Iowa                              22        1,949,274.27         0.63     6.598      661     72.69         294         290      4
Louisiana                         18        1,923,435.95         0.62      6.77      630     76.96         322         319      3
Tennessee                         19        1,816,531.77         0.59     6.516      663     77.61         298         295      3
District of Columbia              11        1,590,977.43         0.52     6.126      658     62.08         302         299      3
Mississippi                       16        1,426,997.31         0.46     6.227      678     74.29         253         249      4
North Carolina                    14        1,372,013.08         0.44     6.147      681     72.99         322         318      4
Wyoming                            8        1,026,818.85         0.33     7.238      650     78.51         225         223      3
Utah                               6          907,785.08         0.29     5.996      686     63.79         243         240      3
Kentucky                           7          859,918.52         0.28      5.98      694     72.82         331         327      3
South Dakota                       7          831,878.53         0.27     7.042      632     72.74         211         208      3
Hawaii                             3          806,728.83         0.26     5.395      699      64.7         327         324      3
Oklahoma                           9          785,540.74         0.25     6.384      687     74.81         334         330      4
Idaho                              8          759,762.73         0.25     6.721      634        71         195         190      5
Nebraska                           9          705,036.21         0.23     7.199      621     71.41         250         247      2
Alabama                            7          684,318.58         0.22     6.917      693     80.09         316         312      4
Arkansas                           7          678,663.62         0.22     6.794      679     82.59         279         275      3
Delaware                           5          652,972.90         0.21     6.142      694     64.07         292         288      4
Rhode Island                       3          586,863.31         0.19     6.059      621      75.6         360         355      5
Montana                            5          578,231.59         0.19     6.166      688     71.63         305         302      4
Kansas                             4          308,570.06          0.1     6.289      683     76.89         269         266      3
West Virginia                      4          290,769.82         0.09     6.064      707      75.7         310         307      3
New Hampshire                      2          287,501.75         0.09     5.966      615     68.47         360         358      2
Maine                              1          200,767.85         0.07      5.85      698        90         360         356      4
North Dakota                       2          154,130.30         0.05     7.375      659     71.63         255         251      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,840     $308,583,037.60       100.00%     5.85%     692     67.44%        293         290      3
-----------------------------------------------------------------------------------------------------------------------------------



18. Gross Margin





19. Initial Cap

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Initial Cap                   Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
2                                 28       $3,699,321.30         0.30%     7.94%     596     83.40%        360         355      5
3                              9,140    1,231,392,310.27         99.7     7.083      601     80.36         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



20. Periodic Cap

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Periodic Cap                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
1                              9,140   $1,231,392,310.27        99.70%     7.08%     601     80.36%        360         355      5
2                                 28        3,699,321.30          0.3     7.935      596      83.4         360         355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



21. Maximum Rate

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Maximum Rate                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                      1         $151,311.20         0.01%     3.50%     691     80.00%        360         356      4
9.501 - 10.000                     5        1,235,231.75          0.1     3.875      702     71.64         360         356      4
10.001 - 10.500                   33        6,450,693.44         0.52     4.386      676     68.34         360         356      4
10.501 - 11.000                  151       29,193,533.92         2.36     4.863      647     73.14         360         356      4
11.001 - 11.500                  415       73,639,370.10         5.96     5.356      638     74.72         360         355      5
11.501 - 12.000                  992      164,782,011.95        13.34     5.819      631     77.02         360         355      5
12.001 - 12.500                1,213      182,700,396.34        14.79     6.329      620     79.14         360         355      5
12.501 - 13.000                1,441      202,070,200.71        16.36     6.809      608     81.85         360         355      5
13.001 - 13.500                1,276      170,481,330.86         13.8     7.314      595     83.21         360         355      5
13.501 - 14.000                1,166      143,813,601.95        11.64     7.796      587     84.08         360         355      5
14.001 - 14.500                  848       89,413,340.95         7.24     8.314      572     82.67         360         355      5
14.501 - 15.000                  775       84,670,214.72         6.86     8.796      559     80.83         360         355      5
15.001 - 15.500                  447       47,736,706.88         3.87     9.308      549     80.03         360         355      5
15.501 - 16.000                  266       26,898,971.77         2.18     9.786      542      78.6         360         355      5
16.001 - 16.500                   74        6,877,912.48         0.56    10.177      545     78.76         360         355      5
17.001 - 17.500                   52        3,853,931.86         0.31    11.363      541     82.02         360         357      3
17.501 - 18.000                   13        1,122,870.69         0.09    11.783      525     79.57         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



22. Minimum Rate

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Minimum Rate                  Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                      1         $151,311.20         0.01%     3.50%     691     80.00%        360         356      4
3.501 - 4.000                      5        1,235,231.75          0.1     3.875      702     71.64         360         356      4
4.001 - 4.500                     33        6,450,693.44         0.52     4.386      676     68.34         360         356      4
4.501 - 5.000                    151       29,193,533.92         2.36     4.863      647     73.14         360         356      4
5.001 - 5.500                    415       73,639,370.10         5.96     5.356      638     74.72         360         355      5
5.501 - 6.000                    992      164,782,011.95        13.34     5.819      631     77.02         360         355      5
6.001 - 6.500                  1,213      182,700,396.34        14.79     6.329      620     79.14         360         355      5
6.501 - 7.000                  1,441      202,070,200.71        16.36     6.809      608     81.85         360         355      5
7.001 - 7.500                  1,276      170,481,330.86         13.8     7.314      595     83.21         360         355      5
7.501 - 8.000                  1,166      143,813,601.95        11.64     7.796      587     84.08         360         355      5
8.001 - 8.500                    848       89,413,340.95         7.24     8.314      572     82.67         360         355      5
8.501 - 9.000                    775       84,670,214.72         6.86     8.796      559     80.83         360         355      5
9.001 - 9.500                    447       47,736,706.88         3.87     9.308      549     80.03         360         355      5
9.501 - 10.000                   266       26,898,971.77         2.18     9.786      542      78.6         360         355      5
10.001 - 10.500                   74        6,877,912.48         0.56    10.177      545     78.76         360         355      5
11.001 - 11.500                   52        3,853,931.86         0.31    11.363      541     82.02         360         357      3
11.501 - 12.000                   13        1,122,870.69         0.09    11.783      525     79.57         360         357      3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



23. Next Rate Adjustment Date

-----------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                         W.A.       W.A.        W.A.
                               of           Aggregate       of Loans      W.A.     W.A.    Combined   Original   Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross    Credit   Original   Term to     Term to    Loan
Next Rate Adjustment Date     Loans          Balance         Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
3/1/2005                          10       $1,492,954.31         0.12%     8.24%     584     84.74%        360         354      6
4/1/2005                          11        1,284,063.77          0.1     7.808      595     82.08         360         355      5
5/1/2005                           4          560,864.22         0.05     7.578      630     86.79         360         353      7
6/1/2005                           2          258,896.64         0.02     7.355      706     80.27         360         346     14
7/1/2005                           3          473,808.15         0.04      7.48      633     77.79         360         358      2
11/1/2005                          1          194,334.52         0.02      6.95      738        80         360         350     10
12/1/2005                          1          215,790.65         0.02       6.5      778        80         360         351      9
1/1/2006                          92       12,214,952.49         0.99     7.529      623     79.84         360         352      8
2/1/2006                          50        7,325,213.13         0.59     7.397      601     81.45         360         353      7
3/1/2006                       2,142      281,848,812.84        22.82     7.162      600     80.15         360         354      6
3/18/2006                          1           90,425.46         0.01      6.25      633        85         360         355      5
4/1/2006                       2,992      401,953,072.89        32.54       7.1      595     80.61         360         355      5
5/1/2006                       2,522      339,491,919.25        27.49     7.055      599     80.81         360         356      4
6/1/2006                         685       96,216,298.36         7.79     7.012      612     79.38         360         357      3
7/1/2006                         289       40,185,392.40         3.25     7.214      638     80.73         360         358      2
8/1/2006                          22        2,709,091.43         0.22     7.272      635     78.12         360         359      1
12/1/2006                          1          118,101.34         0.01         7      757       100         360         351      9
1/1/2007                           7        1,057,962.87         0.09     7.024      626     80.92         360         352      8
2/1/2007                           1          150,494.64         0.01      9.75      514     56.55         360         353      7
3/1/2007                          86       11,848,654.69         0.96     6.611      620     77.91         360         354      6
4/1/2007                         110       16,472,184.79         1.33     6.446      613     77.67         360         355      5
4/15/2007                          1          163,875.56         0.01      4.35      732     76.74         360         356      4
5/1/2007                          92       12,714,142.03         1.03     6.668      609      79.5         360         356      4
6/1/2007                          26        3,226,419.32         0.26     6.391      641     76.97         360         357      3
7/1/2007                          15        2,388,887.83         0.19     6.568      667     75.34         360         358      2
8/1/2007                           2          435,017.99         0.04     5.905      696     72.41         360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         9,168   $1,235,091,631.57       100.00%     7.09%     601     80.37%        360         355      5
-----------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the
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the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                   Group 3 FRM

Selection Criteria: ;
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Credit Grade
8. Property Type
9. Occupancy Status
10. Documentation
11. Loan Purpose
12. Product Type
13. Lien Position
14. MI Coverage
15. MI Coverage %
16. Prepayment Penalty Term
17. Geographic Distribution
18. Gross Margin
19. Initial Cap
20. Periodic Cap
21. Maximum Rate
22. Minimum Rate
23. Next Rate Adjustment Date

1. Mortgage Coupons

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Mortgage Coupons              Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
3.501 - 4.000                       2       $520,814.23           0.10%     3.97%      700      48.61%        300         297      4
4.001 - 4.500                     169     50,368,205.05           9.57     4.449       755      53.58         310         306      3
4.501 - 5.000                     249     70,376,644.48          13.38     4.851       735       60.2         328         326      3
5.001 - 5.500                     275     73,942,698.08          14.05     5.317       725      65.44         336         333      3
5.501 - 6.000                     407     79,620,544.94          15.13     5.809       663       70.5         303         299      3
6.001 - 6.500                     425     62,147,738.80          11.81     6.347       634      74.91         294         290      4
6.501 - 7.000                     701     97,318,080.35           18.5     6.798       626      76.51         295         291      4
7.001 - 7.500                     310     33,985,585.74           6.46     7.302       611      78.71         293         289      4
7.501 - 8.000                     307     31,646,214.18           6.01     7.797       604      80.07         298         294      4
8.001 - 8.500                     179     14,865,704.77           2.83     8.299       592      80.16         300         296      4
8.501 - 9.000                     116      8,777,968.28           1.67     8.794       577      76.95         296         292      4
9.001 - 9.500                      33      2,518,522.70           0.48     9.231       571      79.67         317         313      4
9.501 - 10.000                      1         48,687.91           0.01       9.9       684         80         360         356      4
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

2. Combined Original LTV

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Combined Original LTV         Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
10.01 - 15.00                       6       $348,028.54           0.07%     7.15%      598      12.97%        317         313      3
15.01 - 20.00                       4      1,132,188.75           0.22     5.094       774      17.93         356         352      4
20.01 - 25.00                      17      2,567,093.04           0.49     5.289       720      22.14         336         334      3
25.01 - 30.00                      28      3,979,512.33           0.76     5.484       715      27.81         301         297      3
30.01 - 35.00                      34      5,523,018.84           1.05     5.191       717       32.9         286         284      3
35.01 - 40.00                      58     10,464,894.96           1.99     5.356       710      37.44         303         300      3
40.01 - 45.00                      90     15,612,492.44           2.97     5.293       705      42.88         312         309      3
45.01 - 50.00                     109     22,049,769.41           4.19     5.285       721      47.58         327         324      3
50.01 - 55.00                     129     28,840,471.03           5.48     5.282       714      52.96         305         302      3
55.01 - 60.00                     162     32,659,419.13           6.21     5.422       695      57.98         314         311      3
60.01 - 65.00                     311     67,998,201.83          12.92     5.458       692      63.27         326         323      3
65.01 - 70.00                     310     50,990,452.39           9.69     5.991       671       68.5         318         315      3
70.01 - 75.00                     339     50,756,960.82           9.65     6.157       657      73.46         314         310      4
75.01 - 80.00                     769    123,530,484.56          23.48     6.299       654      79.29         301         298      4
80.01 - 85.00                     370     51,272,011.78           9.74      6.87       623      84.22         290         287      4
85.01 - 90.00                     400     54,062,966.12          10.28     7.163       638      89.52         289         285      4
90.01 - 95.00                      37      4,296,676.06           0.82     8.028       635      94.81         338         334      4
95.01 - 100.00                      1         52,767.48           0.01     7.925       667        100         180         176      4
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

3. Principal Balance

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Principal Balance             Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
less than 50,000.00               302    $11,224,332.50           2.13%     7.57%      611      68.75%        269         265      4
50,000.01 - 75,000.00             371     23,334,488.44           4.44      7.37       613      75.16         288         284      4
75,000.01 - 100,000.00            385     33,950,961.95           6.45     7.037       620      74.63         291         287      4
100,000.01 - 125,000.00           338     37,948,317.18           7.21     6.805       633       73.5         287         283      4
125,000.01 - 150,000.00           322     44,564,848.68           8.47     6.695       637      73.35         296         293      4
150,000.01 - 175,000.00           280     45,481,340.68           8.64     6.354       646       73.8         297         293      4
175,000.01 - 200,000.00           221     41,515,269.85           7.89     6.236       646      72.89         297         294      4
200,000.01 - 225,000.00           184     39,206,648.35           7.45     6.126       660      71.46         302         298      4
225,000.01 - 250,000.00           154     36,816,268.33              7      5.99       659      71.15         305         301      4
250,000.01 - 275,000.00           107     28,102,602.62           5.34     5.776       669      70.69         313         309      4
275,000.01 - 300,000.00           115     33,097,507.25           6.29     5.639       669      70.35         307         303      4
300,000.01 - 325,000.00            91     28,455,709.83           5.41     5.704       676      71.04         321         318      3
325,000.01 - 350,000.00            80     27,044,600.49           5.14     5.123       725      63.44         324         321      3
350,000.01 - 375,000.00            45     16,283,557.38           3.09     4.942       757      63.07         336         333      3
375,000.01 - 400,000.00           104     40,825,590.43           7.76     4.959       750      58.28         336         333      3
400,000.01 - 425,000.00             7      2,872,104.37           0.55     5.319       739      53.57         334         331      3
425,000.01 - 450,000.00            18      7,937,492.90           1.51     5.444       729      65.34         350         347      3
450,000.01 - 475,000.00             5      2,315,871.78           0.44     5.472       754      68.69         360         357      3
475,000.01 - 500,000.00            18      8,854,533.94           1.68     5.363       725      64.45         340         337      3
500,000.01 - 525,000.00             4      2,063,542.57           0.39     5.282       716      59.55         360         357      3
525,000.01 - 550,000.00             6      3,275,240.36           0.62      5.31       736      65.06         360         357      3
550,000.01 - 575,000.00             3      1,680,681.19           0.32     5.374       754      72.58         360         357      3
575,000.01 - 600,000.00             6      3,557,063.16           0.68     5.177       759       57.6         330         328      2
600,000.01 - 625,000.00             1        605,095.05           0.12     5.765       765      52.78         360         357      3
650,000.01 - 675,000.00             1        656,951.87           0.12      5.25       789       16.5         360         356      4
675,000.01 - 700,000.00             1        677,382.80           0.13     5.125       780      79.71         360         356      4
700,000.01 - 725,000.00             1        713,317.55           0.14     5.125       754         65         360         358      2
725,000.01 - 750,000.00             2      1,480,698.34           0.28     5.375       784      64.87         360         354      6
775,000.01 - 800,000.00             2      1,595,389.67            0.3     5.187       754      69.63         360         358      2
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

4. Original Term to Maturity

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Original Term to Maturity     Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
<= 60                               1        $32,704.15           0.01%     6.99%      721      70.00%         60          54      6
61 - 120                           11      1,065,586.42            0.2     6.123       683      53.75         120         115      5
121 - 180                       1,081    148,649,624.08          28.25     6.297       647      72.37         180         176      4
181 - 240                          22      3,209,778.33           0.61     6.156       627      65.58         240         236      4
241 - 300                           4        693,643.43           0.13     6.783       625      76.56         300         295      5
301 - 360                       2,055    372,486,073.10           70.8      5.99       678      69.03         360         357      3
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

5. Remaining Term to Maturity

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Remaining Term to Maturity    Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
51 - 55                             1        $32,704.15           0.01%     6.99%      721      70.00%         60          54      6
111 - 115                           8        703,564.64           0.13     6.548       637      58.53         120         115      5
116 - 120                           3        362,021.78           0.07     5.296       772      44.44         120         116      4
161 - 165                           1         58,730.22           0.01      7.02       591         80         180         163     17
171 - 175                         309     36,933,770.59           7.02     6.873       625       76.7         180         174      6
176 - 180                         771    111,657,123.27          21.22     6.106       654      70.93         180         177      3
231 - 235                           9      1,184,051.39           0.23     6.249       652      66.75         240         235      5
236 - 240                          13      2,025,726.94           0.39     6.101       612      64.89         240         237      3
291 - 295                           1        327,840.21           0.06     7.875       576       82.5         300         294      6
296 - 300                           3        365,803.22           0.07     5.804       669      71.24         300         296      4
351 - 355                         524     72,469,332.93          13.77     6.836       633      74.59         360         354      6
356 - 360                       1,531    300,016,740.17          57.02     5.786       689      67.69         360         357      3
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

6. Credit Score

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Credit Score                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
801 - 850                          26     $9,819,604.16           1.87%     4.93%      806      55.86%        326         323      3
751 - 800                         368    101,170,593.68          19.23     5.011       772      59.28         332         329      3
701 - 750                         218     58,058,828.45          11.03     5.156       731      64.43         324         321      3
651 - 700                         696    118,124,213.72          22.45     5.935       672      73.19         311         307      3
601 - 650                         957    131,123,100.85          24.92     6.643       626      76.02         289         286      4
551 - 600                         796     97,647,367.63          18.56     7.069       579      73.68         294         290      4
501 - 550                         112     10,128,885.94           1.93      7.97       540      68.72         290         286      4
0                                   1         64,815.08           0.01     8.875         0         50         360         355      5
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

7. Credit Grade

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Credit Grade                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Y2                                 55     $4,635,368.69           0.88%     8.48%      546      62.47%        276         273      4
Y3                                117     10,670,935.66           2.03     7.739       557      71.22         305         301      4
Y4                                563     71,246,767.63          13.54     6.949       586      72.59         296         292      4
Y5                                290     35,691,017.58           6.78     7.071       590       75.3         292         288      4
Y6                                343     46,195,907.14           8.78     6.794       611      76.35         285         281      4
Y7                                388     53,311,302.01          10.13     6.605       632      77.24         290         286      4
Y8                                320     50,030,852.63           9.51     6.281       651      75.53         300         296      4
Y9                              1,098    254,355,258.17          48.34     5.303       732      64.72         324         321      3
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

8. Property Type

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Property Type                 Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Single Family                   2,888   $471,957,680.92          89.70%     6.09%      669      70.14%        308         304      4
Two- to Four Family               138     25,756,335.59            4.9     6.399       648      68.62         314         310      4
Condominium                       112     18,923,991.42            3.6     5.835       675      69.01         295         291      3
Planned Unit Development           26      8,731,049.39           1.66     5.236       738      63.74         339         335      3
Manufactured Housing               10        768,352.19           0.15     7.157       626      77.78         225         219      6
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

9. Occupancy Status

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Occupancy Status              Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Primary Home                    2,989   $507,883,379.77          96.53%     6.05%      669      70.00%        308         305      4
Investment                        165     14,400,866.44           2.74     7.025       655      68.18         297         293      4
Second Home                        20      3,853,163.30           0.73     6.447       659      68.35         310         306      4
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

10. Documentation

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Documentation                 Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Full Documentation*             3,108   $516,612,219.08          98.19%     6.07%      669      69.99%        308         305      3
Stated Income, Stated Asset        66      9,525,190.43           1.81     6.831       652      67.13         281         275      6
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.

11. Loan Purpose

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Loan Purpose                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Cash Out Refinance              2,272   $368,405,693.46          70.02%     6.16%      658      70.22%        307         303      4
Rate/Term Refinance               502     93,210,704.60          17.72     5.649       701      63.76         314         311      3
Purchase                          400     64,521,011.45          12.26     6.226       685      77.21         303         300      4
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

12. Product Type

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Product Type                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Fixed Rate                      2,487   $414,850,342.42          78.85%     6.02%      675      68.69%        342         339      3
Fixed Rate (Balloon)              687    111,287,067.09          21.15     6.289       648      74.55         180         176      4
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

13. Lien Position

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Lien Position                 Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
1                               3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

14. MI Coverage

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
MI Coverage                   Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Amerin Guarantee                  148    $19,571,006.19           3.72%     6.98%      638      87.24%        299         295      3
MGIC                              106     15,247,237.59            2.9     7.101       632      87.61         294         290      4
Not Insured                     2,368    416,934,421.22          79.24     5.821       679      65.39         312         309      3
PMI                               122     16,011,349.69           3.04     7.059       634      87.16         310         306      3
Republic                          287     37,160,925.81           7.06     7.199       622      87.21         278         273      5
United Guaranty                   143     21,212,469.01           4.03     6.888       636      87.33         293         290      3
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

15. MI Coverage %

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
MI Coverage %                 Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
0                               2,368   $416,934,421.22          79.24%     5.82%      679      65.39%        312         309      3
6                                 369     51,028,638.65            9.7     6.877       622      84.27         290         286      4
12                                400     53,867,849.78          10.24     7.165       639      89.54         289         285      4
16                                 36      4,253,732.38           0.81     8.026       634      94.86         338         334      4
35                                  1         52,767.48           0.01     7.925       667        100         180         176      4
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

16. Prepayment Penalty Term

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Prepayment Penalty Term       Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
0                                 766   $106,538,582.42          20.25%     6.63%      643      73.94%        303         299      4
12                                169     34,844,097.46           6.62     5.751       685      64.62         339         335      4
24                                 48      7,313,788.26           1.39     6.669       645      75.98         311         308      4
36                              2,188    377,229,501.84           71.7     5.942       675      69.17         306         303      3
60                                  3        211,439.53           0.04      7.52       641      83.32         343         338      6
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

17. Geographic Distribution

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Geographic Distribution       Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
California                        771   $205,078,783.83          38.98%     5.32%      710      62.52%        322         318      3
New Jersey                        179     33,281,183.48           6.33      6.44       641      70.95         315         311      4
New York                          171     31,805,104.22           6.05     5.968       659      65.45         327         323      4
Maryland                          132     23,816,771.08           4.53     6.439       641      72.23         295         292      3
Florida                           140     18,576,902.32           3.53     6.692       629      76.33         307         303      4
Texas                             180     16,787,666.55           3.19     7.073       642      77.24         291         288      4
Virginia                          110     16,362,123.89           3.11     6.306       653      72.23         312         308      4
Minnesota                         101     15,732,527.33           2.99      6.34       651      76.52         277         273      3
Pennsylvania                      125     15,354,068.81           2.92     6.461       635      74.84         325         322      4
Colorado                           63     11,853,522.30           2.25     6.184       675      77.73         258         255      4
Ohio                              104     10,263,528.34           1.95     6.711       627      78.87         268         264      4
Illinois                           73     10,250,728.91           1.95     6.661       638      76.83         283         280      4
Arizona                            62      9,383,877.23           1.78     6.535       655      72.59         283         279      4
Wisconsin                          77      7,560,592.59           1.44     7.037       634      78.77         267         263      4
Nevada                             44      7,539,312.15           1.43     6.695       630      77.71         300         296      4
Missouri                           72      7,253,298.04           1.38     6.464       659      75.48         301         297      4
Washington                         38      6,561,506.43           1.25     6.204       644      76.18         260         257      3
Massachusetts                      27      5,545,365.91           1.05     6.057       662      67.79         360         356      4
Georgia                            45      5,141,488.76           0.98      6.91       658      79.86         320         317      4
Louisiana                          55      5,059,726.70           0.96     6.835       632      80.72         284         280      4
Michigan                           45      5,008,535.92           0.95     6.465       647      75.89         307         303      4
North Carolina                     42      4,580,360.83           0.87     7.026       631      77.32         342         338      4
Tennessee                          46      4,278,477.56           0.81     7.092       637      81.44         316         313      4
Oregon                             28      4,164,570.04           0.79     6.828       641      81.32         217         212      4
South Carolina                     37      3,689,829.78            0.7     7.436       607      79.24         304         300      4
Indiana                            43      3,332,107.64           0.63     6.829       650      79.88         294         290      4
Mississippi                        36      2,842,255.08           0.54     7.591       613      85.02         301         297      4
Hawaii                             12      2,715,640.72           0.52     6.574       640       80.6         327         324      3
Oklahoma                           29      2,683,615.06           0.51     6.886       635      76.62         314         310      3
Utah                               21      2,543,512.99           0.48     7.098       643      77.86         227         223      4
Alabama                            30      2,476,123.97           0.47       7.5       609      77.33         302         298      5
Iowa                               28      2,266,873.39           0.43      7.15       601      78.48         273         270      4
Connecticut                        12      2,106,417.74            0.4     5.565       693      67.43         323         320      4
Nebraska                           24      2,079,770.41            0.4     7.518       612      80.41         247         243      4
Wyoming                            16      2,035,391.17           0.39     6.848       649      81.85         253         250      3
Idaho                              18      1,831,576.90           0.35     6.835       643      79.85         251         248      4
Montana                            14      1,708,051.09           0.32     7.099       627      84.59         238         234      4
District of Columbia               11      1,501,123.10           0.29     6.395       614      70.12         306         303      4
Rhode Island                        8      1,372,228.06           0.26     6.476       644      74.14         343         340      3
New Hampshire                       9      1,313,423.64           0.25     6.794       634      72.42         330         327      3
Delaware                            9      1,168,354.15           0.22     6.932       622      82.87         272         267      4
West Virginia                      16      1,134,064.54           0.22     7.517       605      77.16         309         305      4
Kentucky                           10      1,063,250.87            0.2     7.103       605      75.55         319         315      4
Maine                               7      1,030,990.59            0.2     6.609       628      74.61         300         297      3
Alaska                              6        993,921.95           0.19     7.005       618      78.47         333         328      5
Arkansas                           16        899,878.39           0.17     7.551       635      82.82         340         336      4
New Mexico                         11        664,979.73           0.13     7.184       646      72.18         272         268      4
Kansas                              8        644,748.92           0.12     7.022       601      77.65         205         199      6
South Dakota                       10        478,443.87           0.09     7.736       631      77.87         249         245      4
North Dakota                        2        174,332.89           0.03     6.512       625      78.25         261         258      3
Vermont                             1        146,479.65           0.03       6.5       601      77.89         360         357      3
---------------------------  --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,174   $526,137,409.51         100.00%     6.08%      669      69.93%        308         304      4

18. Gross Margin

19. Initial Cap

20. Periodic Cap

21. Maximum Rate

22. Minimum Rate

23. Next Rate Adjustment Date

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFHET 2004-2
                                           Banc of America Securities
                                                                      [LOGO](TM)

Class AII-1B

Pricing Speed      100% PPC

Run to             Call


  Pay Date   Performing Balance   Principal Payment
10/25/2004          250,000,000           2,990,023
11/25/2004          247,009,977           3,323,945
12/25/2004          243,686,032           3,651,425
 1/25/2005          240,034,607           3,971,305
 2/25/2005          236,063,302           4,282,437
 3/25/2005          231,780,865           4,583,702
 4/25/2005          227,197,163           4,873,956
 5/25/2005          222,323,207           5,151,928
 6/25/2005          217,171,279           5,411,040
 7/25/2005          211,760,240           5,608,273
 8/25/2005          206,151,966           5,792,510
 9/25/2005          200,359,456           5,963,038
10/25/2005          194,396,418           6,119,177
11/25/2005          188,277,242           6,260,311
12/25/2005          182,016,931           6,385,896
 1/25/2006          175,631,035           6,495,464
 2/25/2006          169,135,572           6,588,625
 3/25/2006          162,546,947           6,665,002
 4/25/2006          155,881,945           6,724,450
 5/25/2006          149,157,494           6,494,037
 6/25/2006          142,663,458           6,275,883
 7/25/2006          136,387,574           6,065,333
 8/25/2006          130,322,242           5,862,111
 9/25/2006          124,460,131           5,665,959
10/25/2006          118,794,172           5,476,627
11/25/2006          113,317,545           5,293,874
12/25/2006          108,023,672           5,117,467
 1/25/2007          102,906,204           4,947,184
 2/25/2007           97,959,021           4,782,807
 3/25/2007           93,176,213           4,624,129
 4/25/2007           88,552,085           4,470,948
 5/25/2007           84,081,137           4,322,822
 6/25/2007           79,758,315           4,180,078
 7/25/2007           75,578,237           4,042,268
 8/25/2007           71,535,969           3,909,220
 9/25/2007           67,626,748           3,780,766
10/25/2007           63,845,982                  --
11/25/2007           63,845,982           1,931,175
12/25/2007           61,914,807           2,208,285
 1/25/2008           59,706,522           2,130,527
 2/25/2008           57,575,995           2,055,544
 3/25/2008           55,520,451           1,983,237
 4/25/2008           53,537,214           1,913,511
 5/25/2008           51,623,702           1,846,274
 6/25/2008           49,777,429           1,781,435
 7/25/2008           47,995,993           1,718,910
 8/25/2008           46,277,083           1,658,617
 9/25/2008           44,618,466           1,600,474
10/25/2008           43,017,992           1,544,405
11/25/2008           41,473,587           1,490,337
12/25/2008           39,983,250           1,438,197
 1/25/2009           38,545,053           1,387,917
 2/25/2009           37,157,137           1,339,429
 3/25/2009           35,817,707           1,292,671
 4/25/2009           34,525,036           1,247,576
 5/25/2009           33,277,460           1,204,092
 6/25/2009           32,073,368           1,162,158
 7/25/2009           30,911,210           1,121,719
 8/25/2009           29,789,492           1,082,720
 9/25/2009           28,706,771           1,045,111
10/25/2009           27,661,660           1,008,842
11/25/2009           26,652,818             973,865
12/25/2009           25,678,953             940,133
 1/25/2010           24,738,821             907,601
 2/25/2010           23,831,219             876,228
 3/25/2010           22,954,991             845,972
 4/25/2010           22,109,019             816,791
 5/25/2010           21,292,228             788,649
 6/25/2010           20,503,579             761,508
 7/25/2010           19,742,071             735,331
 8/25/2010           19,006,740             710,085
 9/25/2010           18,296,656             685,735
10/25/2010           17,610,920             662,251
11/25/2010           16,948,669             639,601
12/25/2010           16,309,069             617,754
 1/25/2011           15,691,315             596,683
 2/25/2011           15,094,632             576,359
 3/25/2011           14,518,273             556,756
 4/25/2011           13,961,518             537,847
 5/25/2011           13,423,670             519,609
 6/25/2011           12,904,062             502,016
 7/25/2011           12,402,046             485,046
 8/25/2011           11,917,000             468,676
 9/25/2011           11,448,324             452,885
10/25/2011           10,995,438             437,653
11/25/2011           10,557,786             422,958
12/25/2011           10,134,827             408,782
 1/25/2012            9,726,045             395,107
 2/25/2012            9,330,938             381,913
 3/25/2012            8,949,025             369,185
 4/25/2012            8,579,840             356,905
 5/25/2012            8,222,935             345,057
 6/25/2012            7,877,879             333,625
 7/25/2012            7,544,253             322,596
 8/25/2012            7,221,657             311,954
 9/25/2012            6,909,704             301,685
10/25/2012            6,608,019             291,776
11/25/2012            6,316,243             282,214
12/25/2012            6,034,029             272,987
 1/25/2013            5,761,042             264,083
 2/25/2013            5,496,959             255,490
 3/25/2013            5,241,469             247,196
 4/25/2013            4,994,273             239,192
 5/25/2013            4,755,080             231,467
 6/25/2013            4,523,613             224,011
 7/25/2013            4,299,603             216,813
 8/25/2013            4,082,789             209,866
 9/25/2013            3,872,923             203,159
10/25/2013            3,669,764             196,685
11/25/2013            3,473,079             190,435
12/25/2013            3,282,643             184,401
 1/25/2014            3,098,242             178,575
 2/25/2014            2,919,667           2,919,667


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2

                                           Banc of America Securities
                                                                      [LOGO](TM)

Assumptions
100% PPC                       18% CPR for 1-24 months, 50% CPR upto month 31,
                               12% CPR thereafter
Loss Severity                  60%
Recovery Delay                 12 months
Trigger                        Fail
Libor                          Forward + 200 bp
Run to                         Maturity
Defaults are in addition to prepayments


-------------------------------------------
CDR* (%)                               8.8%
Cum Loss (%)                         17.63%
-------------------------------------------

* CDR at which M1 is completely written down



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2
                                            Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
Run to                           Call
Libor                            Static


Class AIII-1

------------------------------------------------------------------------------
            CPR                           WAL               Principal Window
------------------------------------------------------------------------------
             5%                              2.80               1 to 70
            10%                              1.55               1 to 39
            15%                              1.05               1 to 27
            20%                              0.79               1 to 20
            25%                              0.63               1 to 16
            30%                              0.52               1 to 13
            35%                              0.44               1 to 11
            40%                              0.37                1 to 9
------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2

                                            Banc of America Securities
                                                                      [LOGO](TM)

Assumptions
Prepay Speed     75% FRM PPC/ 125% ARM PPC
Libor            Static
Run to           Call

Class AIII-2

                 ---------------------------------------------------------------
                   Pd       Date         Afc          Pd       Date         Afc
                 ---------------------------------------------------------------
                    1     10/25/2004    7.03%         69      6/25/2010    5.64%
                    2     11/25/2004    6.12%         70      7/25/2010    5.82%
                    3     12/25/2004    6.33%         71      8/25/2010    5.62%
                    4      1/25/2005    6.12%         72      9/25/2010    5.62%
                    5      2/25/2005    6.12%         73     10/25/2010    5.80%
                    6      3/25/2005    6.77%         74     11/25/2010    5.60%
                    7      4/25/2005    6.12%         75     12/25/2010    5.78%
                    8      5/25/2005    6.32%         76      1/25/2011    5.59%
                    9      6/25/2005    6.11%         77      2/25/2011    5.58%
                   10      7/25/2005    6.32%         78      3/25/2011    6.17%
                   11      8/25/2005    6.11%         79      4/25/2011    5.57%
                   12      9/25/2005    6.11%         80      5/25/2011    5.75%
                   13     10/25/2005    6.31%         81      6/25/2011    5.56%
                   14     11/25/2005    6.10%         82      7/25/2011    5.74%
                   15     12/25/2005    6.30%         83      8/25/2011    5.55%
                   16      1/25/2006    6.09%         84      9/25/2011    5.54%
                   17      2/25/2006    6.08%         85     10/25/2011    5.72%
                   18      3/25/2006    6.72%         86     11/25/2011    5.53%
                   19      4/25/2006    6.07%         87     12/25/2011    5.71%
                   20      5/25/2006    6.26%         88      1/25/2012    5.52%
                   21      6/25/2006    6.05%         89      2/25/2012    5.52%
                   22      7/25/2006    6.29%         90      3/25/2012    5.89%
                   23      8/25/2006    6.08%         91      4/25/2012    5.51%
                   24      9/25/2006    6.07%         92      5/25/2012    5.69%
                   25     10/25/2006    6.26%         93      6/25/2012    5.50%
                   26     11/25/2006    6.05%         94      7/25/2012    5.68%
                   27     12/25/2006    6.24%         95      8/25/2012    5.49%
                   28      1/25/2007    6.03%         96      9/25/2012    5.49%
                   29      2/25/2007    6.02%         97     10/25/2012    5.67%
                   30      3/25/2007    6.65%         98     11/25/2012    5.48%
                   31      4/25/2007    6.00%         99     12/25/2012    5.66%
                   32      5/25/2007    6.19%         100     1/25/2013    5.48%
                   33      6/25/2007    5.98%         101     2/25/2013    5.47%
                   34      7/25/2007    6.17%         102     3/25/2013    6.06%
                   35      8/25/2007    5.96%         103     4/25/2013    5.47%
                   36      9/25/2007    5.95%         104     5/25/2013    5.65%
                   37     10/25/2007    6.14%         105     6/25/2013    5.46%
                   38     11/25/2007    5.93%         106     7/25/2013    5.64%
                   39     12/25/2007    6.12%         107     8/25/2013    5.46%
                   40      1/25/2008    5.91%         108     9/25/2013    5.45%
                   41      2/25/2008    5.90%         109    10/25/2013    5.63%
                   42      3/25/2008    6.29%         110    11/25/2013    5.45%
                   43      4/25/2008    5.88%         111    12/25/2013    5.63%
                   44      5/25/2008    6.06%         112     1/25/2014    5.44%
                   45      6/25/2008    5.85%         113     2/25/2014    5.44%
                   46      7/25/2008    6.04%         114     3/25/2014    6.02%
                   47      8/25/2008    5.83%         115     4/25/2014    5.44%
                   48      9/25/2008    5.82%         116     5/25/2014    5.62%
                   49     10/25/2008    6.01%         117     6/25/2014    5.43%
                   50     11/25/2008    5.80%         118     7/25/2014    5.61%
                   51     12/25/2008    5.99%         119     8/25/2014    5.43%
                   52      1/25/2009    5.78%         120     9/25/2014    5.43%
                   53      2/25/2009    5.77%         121    10/25/2014    5.61%
                   54      3/25/2009    6.38%         122    11/25/2014    5.42%
                   55      4/25/2009    5.76%         123    12/25/2014    5.60%
                   56      5/25/2009    5.94%         124     1/25/2015    5.42%
                   57      6/25/2009    5.74%         125     2/25/2015    5.42%
                   58      7/25/2009    5.92%         126     3/25/2015    6.00%
                   59      8/25/2009    5.72%         127     4/25/2015    5.42%
                   60      9/25/2009    5.71%         128     5/25/2015    5.60%
                   61     10/25/2009    5.89%         129     6/25/2015    5.41%
                   62     11/25/2009    5.69%         130     7/25/2015    5.59%
                   63     12/25/2009    5.87%         131     8/25/2015    5.41%
                   64      1/25/2010    5.68%         132     9/25/2015    5.41%
                   65      2/25/2010    5.67%         133    10/25/2015    5.59%
                   66      3/25/2010    6.27%         134    11/25/2015    5.41%
                   67      4/25/2010    5.65%         135    12/25/2015    5.59%
                   68      5/25/2010    5.83%
                 ---------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2
                                           Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
FRM PPC         10% CPR
ARM PPC         40% CPR
Libor           20%
Run to          Call

Class AII-1B

                ----------------------------------------------------------------
                  Pd       Date         Afc        Pd       Date         Afc
                ----------------------------------------------------------------
                   1     10/25/2004    7.03%       64      1/25/2010    7.53%
                   2     11/25/2004    6.12%       65      2/25/2010    7.48%
                   3     12/25/2004    6.31%       66      3/25/2010    8.22%
                   4      1/25/2005    6.10%       67      4/25/2010    7.38%
                   5      2/25/2005    6.10%       68      5/25/2010    7.57%
                   6      3/25/2005    6.74%       69      6/25/2010    7.28%
                   7      4/25/2005    6.08%       70      7/25/2010    7.48%
                   8      5/25/2005    6.28%       71      8/25/2010    7.19%
                   9      6/25/2005    6.07%       72      9/25/2010    7.14%
                  10      7/25/2005    6.27%       73     10/25/2010    7.33%
                  11      8/25/2005    6.06%       74     11/25/2010    7.05%
                  12      9/25/2005    6.05%       75     12/25/2010    7.24%
                  13     10/25/2005    6.24%       76      1/25/2011    6.96%
                  14     11/25/2005    6.03%       77      2/25/2011    6.92%
                  15     12/25/2005    6.23%       78      3/25/2011    7.62%
                  16      1/25/2006    6.02%       79      4/25/2011    6.84%
                  17      2/25/2006    6.01%       80      5/25/2011    7.03%
                  18      3/25/2006    6.64%       81      6/25/2011    6.76%
                  19      4/25/2006    5.99%       82      7/25/2011    6.94%
                  20      5/25/2006    8.14%       83      8/25/2011    6.68%
                  21      6/25/2006    7.85%       84      9/25/2011    6.64%
                  22      7/25/2006    8.08%       85     10/25/2011    6.83%
                  23      8/25/2006    7.79%       86     11/25/2011    6.57%
                  24      9/25/2006    7.76%       87     12/25/2011    6.75%
                  25     10/25/2006    7.99%       88      1/25/2012    6.50%
                  26     11/25/2006    8.29%       89      2/25/2012    6.47%
                  27     12/25/2006    8.53%       90      3/25/2012    6.88%
                  28      1/25/2007    8.22%       91      4/25/2012    6.40%
                  29      2/25/2007    8.18%       92      5/25/2012    6.58%
                  30      3/25/2007    9.01%       93      6/25/2012    6.34%
                  31      4/25/2007    8.10%       94      7/25/2012    6.52%
                  32      5/25/2007    8.97%       95      8/25/2012    6.28%
                  33      6/25/2007    8.63%       96      9/25/2012    6.25%
                  34      7/25/2007    8.87%       97     10/25/2012    6.42%
                  35      8/25/2007    8.54%       98     11/25/2012    6.19%
                  36      9/25/2007    8.49%       99     12/25/2012    6.37%
                  37     10/25/2007    8.72%       100     1/25/2013    6.13%
                  38     11/25/2007    8.92%       101     2/25/2013    6.11%
                  39     12/25/2007    9.16%       102     3/25/2013    6.73%
                  40      1/25/2008    8.80%       103     4/25/2013    6.06%
                  41      2/25/2008    8.75%       104     5/25/2013    6.23%
                  42      3/25/2008    9.29%       105     6/25/2013    6.01%
                  43      4/25/2008    8.64%       106     7/25/2013    6.19%
                  44      5/25/2008    8.88%       107     8/25/2013    5.96%
                  45      6/25/2008    8.54%       108     9/25/2013    5.94%
                  46      7/25/2008    8.77%       109    10/25/2013    6.12%
                  47      8/25/2008    8.43%       110    11/25/2013    5.90%
                  48      9/25/2008    8.37%       111    12/25/2013    6.07%
                  49     10/25/2008    8.59%       112     1/25/2014    5.86%
                  50     11/25/2008    8.28%       113     2/25/2014    5.84%
                  51     12/25/2008    8.50%       114     3/25/2014    6.44%
                  52      1/25/2009    8.17%       115     4/25/2014    5.80%
                  53      2/25/2009    8.11%       116     5/25/2014    5.98%
                  54      3/25/2009    8.92%       117     6/25/2014    5.77%
                  55      4/25/2009    8.00%       118     7/25/2014    5.94%
                  56      5/25/2009    8.21%       119     8/25/2014    5.73%
                  57      6/25/2009    7.89%       120     9/25/2014    5.72%
                  58      7/25/2009    8.10%       121    10/25/2014    5.89%
                  59      8/25/2009    7.79%       122    11/25/2014    5.69%
                  60      9/25/2009    7.73%       123    12/25/2014    5.86%
                  61     10/25/2009    7.94%       124     1/25/2015    5.66%
                  62     11/25/2009    7.63%       125     2/25/2015    5.64%
                  63     12/25/2009    7.83%       126     3/25/2015    6.23%
                ----------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2
                                           Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
FRM PPC         10% CPR
ARM PPC         40% CPR
Libor           20%
Run to          Call

Class AII-1B

                -------------------------------------------------------------------------------------
                 Pd      Date      Beg Bal       Prin          Pd      Date      Beg Bal       Prin
                -------------------------------------------------------------------------------------
                  1   10/25/2004   250,000,000   11,111,357    64    1/25/2010   14,363,014   562,563
                  2   11/25/2004   238,888,643   10,661,264    65    2/25/2010   13,800,451   541,113
                  3   12/25/2004   228,227,380   10,229,997    66    3/25/2010   13,259,338   520,558
                  4    1/25/2005   217,997,383    9,816,765    67    4/25/2010   12,738,780   500,861
                  5    2/25/2005   208,180,618    9,420,808    68    5/25/2010   12,237,919   481,986
                  6    3/25/2005   198,759,810    9,041,400    69    6/25/2010   11,755,933   463,897
                  7    4/25/2005   189,718,409    8,677,844    70    7/25/2010   11,292,036   446,563
                  8    5/25/2005   181,040,565    8,329,346    71    8/25/2010   10,845,474   429,950
                  9    6/25/2005   172,711,219    7,995,532    72    9/25/2010   10,415,524   414,028
                 10    7/25/2005   164,715,687    7,675,652    73   10/25/2010   10,001,495   398,769
                 11    8/25/2005   157,040,034    7,369,120    74   11/25/2010    9,602,726   384,144
                 12    9/25/2005   149,670,914    7,075,374    75   12/25/2010    9,218,582   370,127
                 13   10/25/2005   142,595,541    6,793,875    76    1/25/2011    8,848,455   356,690
                 14   11/25/2005   135,801,665    6,524,110    77    2/25/2011    8,491,765   343,811
                 15   12/25/2005   129,277,556    6,265,583    78    3/25/2011    8,147,953   331,465
                 16    1/25/2006   123,011,972    6,017,823    79    4/25/2011    7,816,488   319,630
                 17    2/25/2006   116,994,149    5,780,377    80    5/25/2011    7,496,858   308,284
                 18    3/25/2006   111,213,773    5,552,799    81    6/25/2011    7,188,574   297,406
                 19    4/25/2006   105,660,973    5,334,697    82    7/25/2011    6,891,169   286,976
                 20    5/25/2006   100,326,276    5,085,028    83    8/25/2011    6,604,193   276,975
                 21    6/25/2006    95,241,247    4,887,893    84    9/25/2011    6,327,218   267,386
                 22    7/25/2006    90,353,354    4,698,951    85   10/25/2011    6,059,832   258,189
                 23    8/25/2006    85,654,403    4,517,790    86   11/25/2011    5,801,643   249,370
                 24    9/25/2006    81,136,613    4,344,084    87   12/25/2011    5,552,273   240,911
                 25   10/25/2006    76,792,528    4,177,525    88    1/25/2012    5,311,362   232,798
                 26   11/25/2006    72,615,003    4,010,191    89    2/25/2012    5,078,564   225,015
                 27   12/25/2006    68,604,812    3,857,628    90    3/25/2012    4,853,549   217,548
                 28    1/25/2007    64,747,184    3,711,331    91    4/25/2012    4,636,001   210,385
                 29    2/25/2007    61,035,853    3,571,023    92    5/25/2012    4,425,616   203,512
                 30    3/25/2007    57,464,830    3,436,455    93    6/25/2012    4,222,104   196,916
                 31    4/25/2007    54,028,375    3,307,390    94    7/25/2012    4,025,188   190,586
                 32    5/25/2007    50,720,984    3,177,320    95    8/25/2012    3,834,602   184,510
                 33    6/25/2007    47,543,664    3,059,064    96    9/25/2012    3,650,092   178,678
                 34    7/25/2007    44,484,600    2,945,632    97   10/25/2012    3,471,413   173,080
                 35    8/25/2007    41,538,968    2,836,813    98   11/25/2012    3,298,334   167,704
                 36    9/25/2007    38,702,155    2,732,414    99   12/25/2012    3,130,630   162,542
                 37   10/25/2007    35,969,740           --   100    1/25/2013    2,968,087   157,585
                 38   11/25/2007    35,969,740           --   101    2/25/2013    2,810,502   152,824
                 39   12/25/2007    35,969,740           --   102    3/25/2013    2,657,678   148,250
                 40    1/25/2008    35,969,740           --   103    4/25/2013    2,509,429   143,855
                 41    2/25/2008    35,969,740    1,385,331   104    5/25/2013    2,365,573   139,633
                 42    3/25/2008    34,584,409    1,362,889   105    6/25/2013    2,225,941   135,574
                 43    4/25/2008    33,221,520    1,307,938   106    7/25/2013    2,090,366   131,674
                 44    5/25/2008    31,913,583    1,255,188   107    8/25/2013    1,958,693   127,924
                 45    6/25/2008    30,658,395    1,204,750   108    9/25/2013    1,830,769   124,318
                 46    7/25/2008    29,453,645    1,156,415   109   10/25/2013    1,706,450   120,851
                 47    8/25/2008    28,297,230    1,110,113   110   11/25/2013    1,585,599   117,516
                 48    9/25/2008    27,187,117    1,065,749   111   12/25/2013    1,468,083   114,308
                 49   10/25/2008    26,121,368    1,023,243   112    1/25/2014    1,353,775   111,221
                 50   11/25/2008    25,098,126      982,450   113    2/25/2014    1,242,555   108,250
                 51   12/25/2008    24,115,676      943,434   114    3/25/2014    1,134,305   105,403
                 52    1/25/2009    23,172,242      906,045   115    4/25/2014    1,028,901   102,511
                 53    2/25/2009    22,266,198      870,227   116    5/25/2014      926,390    99,702
                 54    3/25/2009    21,395,970      835,909   117    6/25/2014      826,688    97,174
                 55    4/25/2009    20,560,061      803,021   118    7/25/2014      729,514    94,609
                 56    5/25/2009    19,757,040      771,516   119    8/25/2014      634,905    92,244
                 57    6/25/2009    18,985,524      741,329   120    9/25/2014      542,660    89,965
                 58    7/25/2009    18,244,196      712,405   121   10/25/2014      452,695    87,769
                 59    8/25/2009    17,531,791      684,690   122   11/25/2014      364,926    85,651
                 60    9/25/2009    16,847,101      658,136   123   12/25/2014      279,275    83,609
                 61   10/25/2009    16,188,965      632,691   124    1/25/2015      195,667    81,639
                 62   11/25/2009    15,556,274      608,311   125    2/25/2015      114,028    79,738
                 63   12/25/2009    14,947,963      584,949   126    3/25/2015       34,290    34,290
                -------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2
                                            Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
Prepay Speed        2 to 12 CPR over 18 months, 12 CPR thereafter
                    5-30 CPR over 24 months, 60 CPR for next 6 months, 50 CPR
                    for next 6 months, 40 CPR for next 6 months, 35 CPR for next
                    6 months, 30 CPR thereafter
Libor               Static
Run to              Call


Class AIII-3

                    ----------------------------------------------------------------------
                      Pd       Date         Afc             Pd       Date            Afc
                    ----------------------------------------------------------------------
                       1     10/25/2004    7.03%            69      6/25/2010       5.75%
                       2     11/25/2004    6.12%            70      7/25/2010       5.94%
                       3     12/25/2004    6.33%            71      8/25/2010       5.74%
                       4      1/25/2005    6.12%            72      9/25/2010       5.74%
                       5      2/25/2005    6.12%            73     10/25/2010       5.92%
                       6      3/25/2005    6.77%            74     11/25/2010       5.73%
                       7      4/25/2005    6.12%            75     12/25/2010       5.91%
                       8      5/25/2005    6.32%            76      1/25/2011       5.72%
                       9      6/25/2005    6.11%            77      2/25/2011       5.71%
                      10      7/25/2005    6.32%            78      3/25/2011       6.32%
                      11      8/25/2005    6.11%            79      4/25/2011       5.70%
                      12      9/25/2005    6.11%            80      5/25/2011       5.89%
                      13     10/25/2005    6.31%            81      6/25/2011       5.70%
                      14     11/25/2005    6.11%            82      7/25/2011       5.88%
                      15     12/25/2005    6.31%            83      8/25/2011       5.69%
                      16      1/25/2006    6.10%            84      9/25/2011       5.68%
                      17      2/25/2006    6.10%            85     10/25/2011       5.87%
                      18      3/25/2006    6.75%            86     11/25/2011       5.68%
                      19      4/25/2006    6.09%            87     12/25/2011       5.86%
                      20      5/25/2006    6.29%            88      1/25/2012       5.67%
                      21      6/25/2006    6.09%            89      2/25/2012       5.66%
                      22      7/25/2006    6.34%            90      3/25/2012       6.05%
                      23      8/25/2006    6.12%            91      4/25/2012       5.66%
                      24      9/25/2006    6.10%            92      5/25/2012       5.84%
                      25     10/25/2006    6.29%            93      6/25/2012       5.65%
                      26     11/25/2006    6.07%            94      7/25/2012       5.83%
                      27     12/25/2006    6.25%            95      8/25/2012       5.64%
                      28      1/25/2007    6.03%            96      9/25/2012       5.64%
                      29      2/25/2007    6.02%            97     10/25/2012       5.82%
                      30      3/25/2007    6.65%            98     11/25/2012       5.63%
                      31      4/25/2007    5.99%            99     12/25/2012       5.81%
                      32      5/25/2007    6.18%            100     1/25/2013       5.62%
                      33      6/25/2007    5.97%            101     2/25/2013       5.62%
                      34      7/25/2007    6.16%            102     3/25/2013       6.22%
                      35      8/25/2007    5.95%            103     4/25/2013       5.61%
                      36      9/25/2007    5.94%            104     5/25/2013       5.80%
                      37     10/25/2007    6.13%            105     6/25/2013       5.60%
                      38     11/25/2007    5.92%            106     7/25/2013       5.79%
                      39     12/25/2007    6.11%            107     8/25/2013       5.60%
                      40      1/25/2008    5.90%            108     9/25/2013       5.59%
                      41      2/25/2008    5.90%            109    10/25/2013       5.78%
                      42      3/25/2008    6.30%            110    11/25/2013       5.59%
                      43      4/25/2008    5.88%            111    12/25/2013       5.77%
                      44      5/25/2008    6.07%            112     1/25/2014       5.58%
                      45      6/25/2008    5.87%            113     2/25/2014       5.58%
                      46      7/25/2008    6.06%            114     3/25/2014       6.17%
                      47      8/25/2008    5.86%            115     4/25/2014       5.57%
                      48      9/25/2008    5.85%            116     5/25/2014       5.76%
                      49     10/25/2008    6.04%            117     6/25/2014       5.57%
                      50     11/25/2008    5.84%            118     7/25/2014       5.75%
                      51     12/25/2008    6.03%            119     8/25/2014       5.56%
                      52      1/25/2009    5.83%            120     9/25/2014       5.56%
                      53      2/25/2009    5.83%            121    10/25/2014       5.74%
                      54      3/25/2009    6.45%            122    11/25/2014       5.55%
                      55      4/25/2009    5.82%            123    12/25/2014       5.74%
                      56      5/25/2009    6.01%            124     1/25/2015       5.55%
                      57      6/25/2009    5.81%            125     2/25/2015       5.54%
                      58      7/25/2009    5.99%            126     3/25/2015       6.14%
                      59      8/25/2009    5.80%            127     4/25/2015       5.54%
                      60      9/25/2009    5.79%            128     5/25/2015       5.72%
                      61     10/25/2009    5.98%            129     6/25/2015       5.53%
                      62     11/25/2009    5.78%            130     7/25/2015       5.72%
                      63     12/25/2009    5.97%            131     8/25/2015       5.53%
                      64      1/25/2010    5.77%            132     9/25/2015       5.53%
                      65      2/25/2010    5.77%            133    10/25/2015       5.71%
                      66      3/25/2010    6.38%            134    11/25/2015       5.52%
                      67      4/25/2010    5.76%
                      68      5/25/2010    5.95%
                    ----------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2
                                            Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
Prepay Speed         75% FRM PPC/ 125% ARM PPC
Run to               Call


Class AIII-2

                        Pd                          AFC
                               Static Libor   20% Libor     20% Libor + Cap
                         1            7.03%             7.03%           8.00%
                         2            6.12%             6.12%           8.00%
                         3            6.33%             6.33%           8.00%
                         4            6.12%             6.12%           8.01%
                         5            6.12%             6.12%           8.01%
                         6            6.77%             6.77%           8.00%
                         7            6.12%             6.12%           8.01%
                         8            6.32%             6.32%           8.01%
                         9            6.11%             6.11%           8.02%
                        10            6.32%             6.33%           8.02%
                        11            6.11%             6.12%           8.02%
                        12            6.11%             6.12%           8.03%
                        13            6.31%             6.32%           8.03%
                        14            6.10%             6.11%           8.05%
                        15            6.30%             6.31%           8.05%
                        16            6.09%             6.10%           8.06%
                        17            6.08%             6.09%           8.07%
                        18            6.72%             6.74%           8.03%
                        19            6.07%             6.08%           8.08%
                        20            6.26%             6.27%           8.08%
                        21            6.05%             6.06%           8.11%
                        22            6.29%             8.05%           8.05%
                        23            6.08%             7.76%           7.81%
                        24            6.07%             7.72%           7.80%
                        25            6.26%             7.95%           7.95%
                        26            6.05%             7.66%           7.78%
                        27            6.24%             7.87%           7.87%
                        28            6.03%             8.11%           8.11%
                        29            6.02%             8.07%           8.07%
                        30            6.65%             8.88%           8.88%
                        31            6.00%             7.98%           7.98%
                        32            6.19%             8.20%           8.20%
                        33            5.98%             7.89%           7.89%
                        34            6.17%             8.67%           8.67%
                        35            5.96%             8.34%           8.34%
                        36            5.95%             8.28%           8.28%
                        37            6.14%             8.51%           8.51%
                        38            5.93%             8.18%           8.18%
                        39            6.12%             8.39%           8.39%
                        40            5.91%             8.51%           8.51%
                        41            5.90%             8.45%           8.45%
                        42            6.29%             8.97%           8.97%
                        43            5.88%             8.33%           8.33%
                        44            6.06%             8.54%           8.54%
                        45            5.85%             8.20%           8.20%
                        46            6.04%             8.43%           8.43%
                        47            5.83%             8.10%           8.10%
                        48            5.82%             8.04%           8.04%
                        49            6.01%             8.24%           8.24%
                        50            5.80%             7.92%           7.92%
                        51            5.99%             8.12%           8.12%
                        52            5.78%             7.82%           7.82%
                        53            5.77%             7.76%           7.76%
                        54            6.38%             8.53%           8.53%
                        55            5.76%             7.65%           7.65%
                        56            5.94%             7.84%           7.84%
                        57            5.74%             7.54%           7.54%
                        58            5.92%             7.73%           7.73%
                        59            5.72%             7.43%           7.43%
                        60            5.71%             7.38%           7.38%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                     [WELLS
                                      FARGO
                                      LOGO]


Banc of America Securities
                           [LOGO](TM)

-------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$1,704,566,000 Offered Certificates (approximate)

Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust Home Equity Asset-Backed Certificates, Series 2004-2
Offered Classes: AII-IB, AIII-1 AIII-2, AIII-3 & AIII-PT

Wells Fargo Asset Securities Corporation
Depositor

Wells Fargo Bank, N.A.
Originator and Servicer

The Murrayhill Company
Credit Risk Manager


September 22, 2004





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


>>  Summary of Certificates                     pp.   3


>>  Summary of Important Dates                  pp.   4


>>  Contacts                                          pp.     5


>>  Summary of Terms                                  pp.     6


>>  Credit Enhancement                                pp.     8


>>  Pass-Through Rates                                pp.     11


>>  Trigger Event                                     pp.     13


>>  Yield Maintenance Agreements                      pp.     14


>>  Waterfall                                         pp.     17


>>  Definitions                                       pp.     23


>>  Bond Summary                                      pp.     30


>>  Cap Schedules                                     pp.     32


Annex A
-------
Collateral Information is located in the accompanying WFHET 2004-2 Annex.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                          Expected
              Expected                                    Expected        Principal
             Approximate   Interest   Principal           WAL (yrs)     Window (mos)                Expected   Ratings
  Class      Size ($)(1)     Type       Type      Group   Call/Mat        Call/Mat        Moody's     DBRS       S&P     Fitch
------------------------------------------------------------------------------------------------------------------------------
  AII-1B     250,000,000   Floating   Sen Mezz     II     2.48/2.49    1 - 113/1 - 136      Aaa       AAA        AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
AIII-1(4)    450,298,000   Floating    Sen Seq     III    1.00/1.00     1 - 21/1 - 21       Aaa       AAA        AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
AIII-2(4)    558,795,000   Floating    Sen Seq     III    3.00/3.00    21 - 68/21 - 68      Aaa       AAA        AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
AIII-3(4)    145,473,000   Floating    Sen Seq     III    7.89/9.02   68 - 113/68 - 206     Aaa       AAA        AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
AIII-PT(4)   300,000,000   Floating      Sen       III    2.84/2.98    1 - 113/1 - 206      Aaa       AAA        AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
Non-Offered Certificates
------------------------------------------------------------------------------------------------------------------------------
AI-1A(2)     334,136,000   Floating     Sen Seq      I             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
AI-1B(2)      75,000,000    Fixed       Sen Seq      I             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
  AI-2        81,039,000    Fixed       Sen Seq      I             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
  AI-3       245,360,000    Fixed       Sen Seq      I             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
  AI-4        57,004,000    Fixed       Sen Seq      I             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
  AI-5       178,818,000    Fixed       Sen Seq      I             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
  AI-6       159,440,000    Fixed       Sen Seq      I             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
  AI-7        84,258,000    Fixed       Sen Seq      I             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
  AI-8       194,943,000    Fixed       Sen Seq      I             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
  AI-9       156,667,000    Fixed         NAS        I             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
 AII-1A    1,000,000,000   Floating       Sen       II             Not Offered              Aaa        AAA       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
  M-1        105,493,000   Floating      Mezz       All            Not Offered              Aa1       AA (h)     AA+      AA+
------------------------------------------------------------------------------------------------------------------------------
  M-2         95,680,000   Floating      Mezz       All            Not Offered              Aa2        AA         AA      AA+
------------------------------------------------------------------------------------------------------------------------------
  M-3         56,426,000   Floating      Mezz       All            Not Offered              Aa3       AA (l)      AA-      AA
------------------------------------------------------------------------------------------------------------------------------
  M-4         53,973,000   Floating      Mezz       All            Not Offered               A1        A (h)      A+      AA-
------------------------------------------------------------------------------------------------------------------------------
  M-5         49,066,000   Floating      Mezz       All            Not Offered               A2         A         A        A+
------------------------------------------------------------------------------------------------------------------------------
  M-6         73,600,000   Floating      Mezz       All            Not Offered              Baa1       A (l)      A        A
------------------------------------------------------------------------------------------------------------------------------
  M-7         53,973,000   Floating      Mezz       All            Not Offered              Baa3      BBB (h)    BBB+     BBB+
------------------------------------------------------------------------------------------------------------------------------
M-8A(3)       53,600,000   Floating      Mezz       All            Not Offered              N/R        N/R       BBB+     N/R
------------------------------------------------------------------------------------------------------------------------------
M-8B(3)       20,000,000    Fixed        Mezz       All            Not Offered              N/R        N/R       BBB+     N/R
------------------------------------------------------------------------------------------------------------------------------
  M-9         24,533,000   Floating      Mezz       All            Not Offered              N/R        N/R       BBB      N/R
------------------------------------------------------------------------------------------------------------------------------
  M-10        24,533,000    Fixed        Mezz       All            Not Offered              N/R        N/R       BBB-     N/R
------------------------------------------------------------------------------------------------------------------------------

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2)(3) These Certificates will pay pro rata.
(4) These Certificates will be sized to investor demand and may be either combined or further divided.
--------------------------------------------------------------------------------
(i) The margins on the Class AII and Class AIII Certificates will double after the Optional Termination Date.
(ii) The Offered Certificates will be subject to the Net WAC Rate as described herein.
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PRICING SPEED
--------------------------------------------------------------------------------
Adjustable-Rate      100% ARM PPC
Mortgage Loans
                     100% ARM PPC assumes that prepayments start at 4% CPR in
                     month one, increase by approximately 1.348% each month to
                     35% CPR in month twenty-four, and remain at 35% CPR
                     thereafter.
--------------------------------------------------------------------------------
Fixed-Rate           100% FRM PPC
Mortgage Loans
                     100% FRM PPC assumes that prepayments start at 4% CPR in
                     month one, increase by approximately 1.00% each month to
                     15% CPR in month twelve, and remain at 15% CPR thereafter.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     SUMMARY OF IMPORTANT DATES
------------------------------------------------------------------------------------------------------------------------------------
Expected Settlement            09/28/2004                         Cut-off Date                                    09/01/2004
First Distribution             10/25/2004                         Expected Stepdown                               10/25/2007
Bond Information

                                                                                   Expected Last
                                 Initial                                             Scheduled                          REMIC
                                 Accrual                              Delay      Distribution Date*                   Maturity
   Class        Dated Date        Days        Accrual Method           Days           Call/Mat                         Date**
  AII-1B        09/28/2004          0             Act/360                0         Feb 14 / Jan 16                     Sep 04
  AIII-1        09/28/2004          0             Act/360                0         Jun 06 / Jun 06                     Sep 04
  AIII-2        09/28/2004          0             Act/360                0         May 10 / May 10                     Sep 04
  AIII-3        09/28/2004          0             Act/360                0         Feb 14 / Nov 21                     Sep 04
  AIII-PT       09/28/2004          0             Act/360                0         Feb 14 / Nov 21                     Sep 04
   AI-1A        09/28/2004          0             Act/360                0                       Not Offered Hereby
   AI-1B        09/01/2004         27             30/360                24                       Not Offered Hereby
   AI-2         09/01/2004         27             30/360                24                       Not Offered Hereby
   AI-3         09/01/2004         27             30/360                24                       Not Offered Hereby
   AI-4         09/01/2004         27             30/360                24                       Not Offered Hereby
   AI-5         09/01/2004         27             30/360                24                       Not Offered Hereby
   AI-6         09/01/2004         27             30/360                24                       Not Offered Hereby
   AI-7         09/01/2004         27             30/360                24                       Not Offered Hereby
   AI-8         09/01/2004         27             30/360                24                       Not Offered Hereby
   AI-9         09/01/2004         27             30/360                24                       Not Offered Hereby

  AII-1A        09/28/2004          0             Act/360                0                       Not Offered Hereby

    M-1         09/28/2004          0             Act/360                0                       Not Offered Hereby
    M-2         09/28/2004          0             Act/360                0                       Not Offered Hereby
    M-3         09/28/2004          0             Act/360                0                       Not Offered Hereby
    M-4         09/28/2004          0             Act/360                0                       Not Offered Hereby
    M-5         09/28/2004          0             Act/360                0                       Not Offered Hereby
    M-6         09/28/2004          0             Act/360                0                       Not Offered Hereby
    M-7         09/28/2004          0             Act/360                0                       Not Offered Hereby
   M-8A         09/28/2004          0             Act/360                0                       Not Offered Hereby
   M-8B         09/01/2004         27             30/360                24                       Not Offered Hereby
    M-9         09/28/2004          0             Act/360                0                       Not Offered Hereby
   M-10         09/01/2004         27             30/360                24                       Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed and other modeling assumptions.

** The REMIC Maturity Date is the second Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
Banc of America Securities LLC
Mortgage Trading/Syndicate
--------------------------                  Tel:   (212) 847 5095
                                            Fax:  (212) 847 6230
Rob Karr                                    robert.h.karr@bankofamerica.com
Patrick Beranek                             patrick.beranek@bankofamerica.com
Charlene Balfour                            charlene.c.balfour@bankofamerica.com
Chris Springer                              chris.springer@bankofamerica.com

Principal Finance Group                     Fax: (704) 388-9668
-----------------------

Kirk Meyers                                 Tel:  (704) 388- 3148
                                            kirk.b.meyers@bankofamerica.com
Shaun Ahmad                                 Tel:  (704) 387-2658
                                            shaun.ahmad@bankofamerica.com
Rajneesh Salhotra                           Tel: (704) 386-1540
                                            rajneesh.salhotra@bankofamerica.com
Pinar Kip                                   Tel: (212) 933-3006
                                            pinar.kip@bankofamerica.com

Rating Agencies
---------------

Brian Weller                                Tel: (212) 438-1934
                                            brian_weller@standardandpoors.com
Debashish Chatterjee - Moody's              Tel: (212) 553-1329
                                            debashish.chatterjee@moodys.com
Wen Hsu - Fitch                             Tel: (212) 908-0633
                                            wen.hsu@fitchratings.com
Quincy Tang - DBRS                          Tel:  (212) 635-3410
                                            quincy.tang@dbrs.com
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
Trust:                        Wells Fargo Home Equity Asset-Backed Securities
                              Series 2004-2 Trust.

Title of Securities:          Wells Fargo Home Equity Asset-Backed Certificates,
                              Series 2004-2.

Offered Certificates:         The Class AII-1B, Class AIII-1, Class AIII-2,
                              Class AIII-3 and Class AIII-PT Certificates.

Non-Offered Certificates:     The Sequential Certificates, and the Class AII-1A,
                              the Class M-1, Class M-2, Class M-3, Class M-4,
                              Class M-5, Class M-6, Class M-7 Certificates,
                              Class M-8A, Class M-8B, Class M-9 and Class M-10
                              Certificates (together with the Offered
                              Certificates, the "Certificates").

Class A Certificates:         Class AI, Class AII and Class AIII Certificates.

Class AII Certificates:       Class AII-1A, and Class AII-1B Certificates.

Class AIII Certificates:      Class AIII-1, Class AIII-2, Class AIII-3 and Class
                              AIII-PT Certificates.

Sequential Certificates:      The Class AI-1A, Class AI-1B, Class AI-2, Class
                              AI-3, Class AI-4, Class AI-5, Class AI-6, Class
                              AI-7, Class AI-8 and Class AI-9 Certificates ("the
                              Class AI Certificates").

Offering Type:                All the Certificates will be offered publicly
                              pursuant to a Prospectus and Prospectus
                              Supplement.

Fixed Rate Certificates:      The Sequential Certificates other than the Class
                              AI-1A Certificates and the Class M-8B and Class
                              M-10 Certificates.

Floating Rate Certificates:   The Class AI-1A, Class AII, Class AIII
                              Certificates and the Class M-1, Class M-2, Class
                              M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                              Class M-8A and Class M-9 Certificates.

Mezzanine Certificates:       The Class M-1, Class M-2, Class M-3, Class M-4,
                              Class M-5, Class M-6, Class M-7, Class M-8A, Class
                              M-8B, Class M-9 and Class M-10 Certificates.

Class M-8 Certificates:       Class M-8A and Class M-8B Certificates.

Depositor:                    Wells Fargo Asset Securities Corporation.

Originator:                   Wells Fargo Bank, N.A. ("Wells Fargo").

Servicer:                     Wells Fargo.

Trustee:                      HSBC.

Securities Administrator:     Wells Fargo Bank, N.A.

Credit Risk Manager:          The Murrayhill Company.

Lead Manager and Bookrunner:  Banc of America Securities LLC.

Co-Managers:                  Blaylock & Partners, L.P. and SunTrust Robinson
                              Humphrey Capital Markets, Inc.

Closing Date:                 On or about September 28, 2004.

Tax Status:                   The Offered Certificates will be designated as
                              regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, the next succeeding business day, beginning in October 2004.

Accrued Interest:             The price to be paid by investors for the Fixed
                              Rate Certificates will include 27 days of accrued interest. The price to be paid by investors for the Adjustable Rate Certificates will not include accrued interest (settle flat).

Day Count:                    With respect to the Fixed Rate Certificates,
                              30/360. With respect to the Adjustable Rate
                              Certificates, Actual/360.

Payment Delay:                With respect to the Fixed Rate Certificates, 24
                              days. With respect to the Adjustable Rate
                              Certificates, 0 days.

Servicing Fee:                Approximately 0.50% per annum on the aggregate
                              principal balance of such Mortgage Loans.

Credit Risk Manager Fee:      Approximately 0.0125% per annum on the aggregate
                              principal balance of the Mortgage Loans.

Cut-off Date:                 September 1, 2004.

Mortgage Loans:               As of the Cut-off Date, the aggregate principal
                              balance of the Mortgage Loans is approximately
                              $4,906,641,221.44 of which: (i) approximately
                              $1,566,665,545.05 consists of a pool of conforming and non-conforming balance fixed-rate Mortgage
                              Loans (the "Group I Mortgage Loans"), (ii) approximately $1,543,674,669.17 consists of a pool of primarily conforming balance fixed and adjustable-rate mortgage loans (the "Group II
                              Mortgage Loans"), and (iii) approximately
                              $1,796,301,007.22 consists of a pool of primarily non-conforming balance fixed and adjustable-rate mortgage loans (the "Group III Mortgage Loans" and, together with the Group I and Group II
                              Mortgage Loans, the "Mortgage Loans").

                              See the accompanying WFHET 2004-2 Collateral Annex for additional information on the Mortgage Loans.

Optional Termination Date:    The first Distribution Date on which the aggregate
                              principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                              ("Cut-off Date Principal Balance").

Monthly Servicer Advances:    The Servicer will be obligated to advance its own
                              funds in an amount equal to the aggregate of all delinquent payments of principal and interest (net of any Servicing Fees due the Servicer) that were due during the related period on the Mortgage
                              Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.

ERISA Eligibility:            All of the Offered Certificates are expected to be
                              ERISA eligible under Banc of America's
                              administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in one of the four highest rating categories.

SMMEA Eligibility:            The Offered Certificates are expected to
                              constitute "mortgage related securities" for purposes of SMMEA.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
Credit Enhancement:           Credit enhancement for the structure is provided
                              by lender paid mortgage Insurance acquired by the Servicer, Excess Cashflow, overcollateralization and subordination.

                              Certificate Credit Enhancement
                              ------------------------------

                              (1) The Class A Certificates are enhanced by LPMI, Excess Cashflow, the
                                    Overcollateralization Amount and
                                    approximately 12.45% in subordinate
                                    certificates.

                              (2) The Class M-1 Certificates are enhanced by LPMI, Excess Cashflow, the
                                    Overcollateralization Amount and
                                    approximately 10.30% in subordinate
                                    certificates.

                              (3) The Class M-2 Certificates are enhanced by LPMI, Excess Cashflow, the
                                    Overcollateralization Amount and
                                    approximately 8.35% in subordinate
                                    certificates.

                              (4) The Class M-3 Certificates are enhanced by LPMI, Excess Cashflow, the
                                    Overcollateralization Amount and
                                    approximately 7.20% in subordinate
                                    certificates.

                              (5) The Class M-4 Certificates are enhanced by LPMI, Excess Cashflow, the
                                    Overcollateralization Amount and
                                    approximately 6.10% in subordinate
                                    certificates.

                              (6) The Class M-5 Certificates are enhanced by LPMI, Excess Cashflow, the
                                    Overcollateralization Amount and
                                    approximately 5.10% in subordinate
                                    certificates.

                              (7) The Class M-6 Certificates are enhanced by LPMI, Excess Cashflow, the
                                    Overcollateralization Amount and
                                    approximately 3.60% in subordinate
                                    certificates.

                              (8) The Class M-7 Certificates are enhanced by LPMI, Excess Cashflow, the
                                    Overcollateralization Amount and
                                    approximately 2.50% in subordinate
                                    certificates.

                              (9) The Class M-8 Certificates are enhanced by LPMI, Excess Cashflow, the
                                    Overcollateralization Amount and
                                    approximately 1.00% in subordinate
                                    certificates.

                              (10) The Class M-9 Certificates are enhanced by LPMI, Excess Cashflow, the
                                    Overcollateralization Amount and
                                    approximately 0.50% in subordinate
                                    certificates.

                              (11) The Class M-10 Certificates are enhanced by LPMI, Excess Cashflow and the
                                    Overcollateralization Amount.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              CREDIT ENCHANCEMENT
--------------------------------------------------------------------------------
Expected Credit Support
Percentage:              Class   Initial Credit Support   After Stepdown Support
                         -----   ----------------------   ----------------------
                           A            12.95%                    25.90%
                          M-1           10.80%                    21.60%
                          M-2           8.85%                     17.70%
                          M-3           7.70%                     15.40%
                          M-4           6.60%                     13.20%
                          M-5           5.60%                     11.20%
                          M-6           4.10%                     8.20%
                          M-7           3.00%                     6.00%
                          M-8           1.50%                     3.00%
                          M-9           1.00%                     2.00%
                         M-10           0.50%                     1.00%

Expected
Overcollateralization
Target Amount:                Prior to the Stepdown Date, the
                              Overcollateralization Target Amount will be approximately 0.50% of the aggregate Principal
                              Balance of the Mortgage Loans as of the Cut-off
                              Date. The Overcollateralization Target Amount on or after the Stepdown Date will be the greater of approximately (a) 1.00% of the aggregate Principal
                              Balance of the Mortgage Loans at the end of the related collection period and (b) 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; provided however, if a Trigger Event has occurred on the related
                              Distribution Date, the Overcollateralization
                              Target Amount will be equal to the
                              Overcollateralization Target Amount for the previous Distribution Date.

Overcollateralization
Release Amount:               The Overcollateralization Release Amount means,
                              with respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal
                              Remittance Amount and (y) the excess, if any, of
                              (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the
                              Principal Remittance Amount is applied as a principal payment on such Distribution Date) over
                              (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization
Deficiency Amount:            As of any Distribution Date, the
                              Overcollateralization Deficiency Amount is the excess, if any, of (a) the Overcollateralization
                              Target Amount for such Distribution Date over (b) the Overcollateralization Amount for such
                              Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal
                              Distribution Amount (but not the Extra Principal
                              Distribution Amount) on such Distribution Date, but prior to taking into account any Realized
                              Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization
Amount: The Overcollateralization Amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              CREDIT ENCHANCEMENT
--------------------------------------------------------------------------------
Available Funds:              Available Funds will be equal to the sum of the
                              following amounts with respect to the Mortgage
                              Loans, net of amounts reimbursable or payable therefrom to any of Servicer, the Credit Risk
                              Manager, or the Securities Administrator: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Servicer on or prior to the related determination date, (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, the termination price and (iv) payments from the Servicer in connection with Advances and Compensating Interest for such Distribution Date.

Excess Cashflow:              For the Certificates on each Distribution Date is
                              equal to the sum of (x) any Overcollateralization
                              Release Amount and (y) the excess of the Available
                              Funds over the sum of (i) the Accrued Certificate
                              Interest paid on the Certificates (ii) any Unpaid
                              Interest Shortfall Amount on the Class A
                              Certificates and (iii) the Principal Remittance
                              Amount.

LPMI: As of the Cut-off Date, approximately 99.27% of the Mortgage Loans with combined loan-to-value ratios over 80% originated by Wells Fargo are covered by existing lender-paid primary mortgage insurance policies. These polices were acquired by Wells Fargo from mortgage insurance providers and will be assigned by Wells Fargo to the Depositor and from the Depositor to the trust fund on the closing date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------
The Pass-Through Rate for the Fixed Rate Certificates for any Distribution Date will be the lesser of (x) the related fixed coupon and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the Adjustable Rate Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:                 The Formula Rate for the Adjustable Rate
                              Certificates is the lesser of:

                                (i)     the sum of (a) one-month LIBOR as
                                        determined for the related period and
                                        (b) the certificate margin for the
                                        applicable class; and

                                (ii)    the Maximum Cap Rate for such
                                        Distribution Date (not applicable for
                                        AI-1A).

                              On each Distribution Date after the Optional
                              Termination Date, the related certificate margin for the Class AII and Class AIII Certificates will be 2 times the related initial certificate margin, and for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8A and Class M-9 Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

Adjusted Net Mortgage Rate:   The Adjusted Net Mortgage Rate for each Mortgage
                              Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee rate and (ii) the Credit Risk Manager Fee rate.

Adjusted Net Maximum
Mortgage Rate:                The Adjusted Net Maximum Mortgage Rate for each
                              adjustable rate Mortgage Loan is equal to the maximum mortgage interest rate (or the mortgage interest rate in the case of any fixed rate
                              Mortgage Loan) less the sum of (i) the Servicing
                              Fee rate and (ii) the Credit Risk Manager Fee rate.

Maximum Cap Rate:             The Maximum Cap Rate for the Class AI Certificates
                              on any Distribution Date is a per annum rate
                              (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net
                              Maximum Mortgage Rates of the Group I Mortgage
                              Loans.

                              The Maximum Cap Rate for the Class AII
                              Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

                              The Maximum Cap Rate for the Class AIII
                              Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group III Mortgage Loans.

                              The Maximum Cap Rate for the Mezzanine
                              Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Maximum Cap Rates for the Class AI, Class AII, and the Class AIII Certificates weighted on the basis of the related group subordinate amount.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------
Net WAC Rate:                 The Net WAC Rate for the Class AI Certificates on
                              any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage
                              Rates of the Group I Mortgage Loans.

                              The Net WAC Rate for the Class AII Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

                              The Net WAC Rate for the Class AIII Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group III Mortgage Loans.

                              The Net WAC Rate for the Mezzanine Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net WAC Rates for the Class AI, Class AII and Class AIII Certificates weighted on the basis of the related group subordinate amount.

Net WAC Rate Carryover
Amount: If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------
Stepdown Date:                Provided a Trigger Event is not in effect, the
                              earlier to occur of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in October 2007 and (b) the first Distribution Date on which the Credit
                              Enhancement Percentage is greater than or equal to 25.90%. The Credit Enhancement Percentage is obtained by dividing (x) the sum of the aggregate certificate principal balance of the Mezzanine
                              Certificates and the Overcollateralization Amount
                              (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Trigger Event:                A Trigger Event exists with respect to any
                              Distribution Date on or after the Stepdown Date
                              (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 45% of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the value defined below for such Distribution Date:

                                     Distribution Dates         Cumulative Realized Loss Percentage
                                     ------------------         -----------------------------------
                               October 2007 - September 2008                   2.00 %
                               October 2008 - September 2009                   3.00 %
                               October 2009 - September 2010                   4.00 %
                                   October 2010 and after                      4.25 %



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             Class AII Certificates
--------------------------------------------------------------------------------
On the Closing Date, the Securities Administrator will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class AII-1A and Class AII-1B Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2014.

--------------------------------------------------------------------------------
                      Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
  Period                 Notional ($)           Lower Strike        Upper Strike
--------------------------------------------------------------------------------
     1                  1,250,000,000               6.67%               7.64%
     2                  1,235,049,886               5.76%               7.64%
     3                  1,218,430,161               5.97%               7.64%
     4                  1,200,173,034               5.76%               7.64%
     5                  1,180,316,511               5.76%               7.64%
     6                  1,158,904,325               6.42%               7.64%
     7                  1,135,985,815               5.76%               7.64%
     8                  1,111,616,035               5.97%               7.64%
     9                  1,085,857,039               5.76%               7.64%
    10                  1,058,802,460               5.96%               7.64%
    11                  1,030,761,686               5.76%               7.64%
    12                  1,001,799,704               5.76%               7.64%
    13                    971,985,051               5.96%               7.64%
    14                    941,389,674               5.75%               7.64%
    15                    910,088,595               5.95%               7.64%
    16                    878,159,555               5.75%               7.64%
    17                    845,682,641               5.74%               7.64%
    18                    812,739,889               6.39%               7.64%
    19                    779,415,280               5.74%               7.64%
 20 - 95                           --                 N/A                 N/A
    96                     36,651,516               7.64%               7.64%
    97                             --                 N/A                 N/A
    98                     33,607,937               7.57%               7.64%
    99                             --                 N/A                 N/A
   100                     30,757,466               7.50%               7.64%
   101                     29,400,534               7.46%               7.64%
   102                             --                 N/A                 N/A
   103                     26,815,554               7.40%               7.64%
   104                     25,584,580               7.62%               7.64%
   105                     24,392,750               7.33%               7.64%
   106                     23,238,728               7.55%               7.64%
   107                     22,121,223               7.26%               7.64%
   108                     21,038,989               7.23%               7.64%
   109                     19,990,825               7.45%               7.64%
   110                     18,975,574               7.17%               7.64%
   111                     17,992,115               7.39%               7.64%
   112                     17,039,371               7.10%               7.64%
   113                     16,116,301               7.07%               7.64%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             Class AIII Certificates
--------------------------------------------------------------------------------
On the Closing Date, the Securities Administrator will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class AIII-1, Class AIII-2, Class AIII-3 and Class AIII-PT Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2014.
--------------------------------------------------------------------------------
                      Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
     Period           Notional ($)            Lower Strike          Upper Strike
       1             1,454,566,000               6.75%                 7.72%
       2             1,440,668,291               5.84%                 7.72%
       3             1,424,860,706               6.05%                 7.72%
       4             1,407,168,262               5.84%                 7.72%
       5             1,387,622,370               5.83%                 7.71%
       6             1,366,260,815               6.49%                 7.71%
       7             1,343,127,687               5.83%                 7.71%
       8             1,318,273,829               6.04%                 7.71%
       9             1,291,756,950               5.83%                 7.71%
       10            1,263,862,169               6.04%                 7.70%
       11            1,234,893,272               5.84%                 7.70%
       12            1,204,902,819               5.84%                 7.70%
       13            1,173,951,763               6.04%                 7.70%
       14            1,142,105,108               5.82%                 7.69%
       15            1,109,431,623               6.02%                 7.69%
       16            1,076,003,536               5.81%                 7.68%
       17            1,041,896,194               5.80%                 7.68%
       18            1,007,187,708               6.46%                 7.68%
       19              971,958,569               5.79%                 7.67%
       20              936,291,252               5.98%                 7.66%
       21              900,269,792               5.77%                 7.66%
       22                       --                N/A                   N/A
       23              829,166,853               7.60%                 7.65%
       24              795,469,739               7.58%                 7.65%
       25                       --               7.82%                 7.65%
       26              731,271,575               7.54%                 7.65%
     27-78                      --                N/A                   N/A
       79              140,066,995               7.54%                 7.56%
       80                       --                N/A                   N/A
       81              133,193,029               7.47%                 7.56%
       82                       --               7.70%                 7.56%
       83              126,739,525               7.40%                 7.56%
       84              123,661,824               7.37%                 7.56%
       85                       --               7.60%                 7.56%
       86              117,788,303               7.31%                 7.56%
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                       Class AIII Certificates (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
     Period            Notional ($)           Lower Strike          Upper Strike
--------------------------------------------------------------------------------
       87              114,986,324                7.53%                 7.56%
       88              112,270,269                7.24%                 7.56%
       89              109,637,316                7.21%                 7.56%
       90                    --                    N/A                   N/A
       91              104,609,900                7.15%                 7.56%
       92              102,210,262                7.37%                 7.56%
       93               99,883,365                7.09%                 7.56%
       94               97,626,835                7.31%                 7.56%
       95               95,438,381                7.03%                 7.56%
       96               93,315,787                7.00%                 7.56%
       97               91,256,912                7.21%                 7.56%
       98               89,259,691                6.94%                 7.56%
       99               87,322,126                7.15%                 7.56%
      100               85,442,287                6.88%                 7.56%
      101               83,618,310                6.85%                 7.56%
      102                    --                    N/A                   N/A
      103               80,130,795                6.79%                 7.56%
      104               78,463,835                7.00%                 7.56%
      105               76,845,889                6.74%                 7.56%
      106               75,275,383                6.95%                 7.56%
      107               73,750,802                6.68%                 7.56%
      108               72,270,679                6.66%                 7.56%
      109               70,833,596                6.87%                 7.56%
      110               69,438,182                6.60%                 7.56%
      111               68,083,115                6.81%                 7.56%
      112               66,767,114                6.55%                 7.56%
      113               65,488,943                6.53%                 7.56%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class AI Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class AI Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class AII and Class AIII Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II and III below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class AII Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class AII Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class AI and Class AIII Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I and III.

III. On each Distribution Date, the Group III Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class AIII Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class AIII, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class AI and Class AII Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I and II above.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
IV. On each Distribution Date, following the distributions made pursuant to clauses I, II and III above, the Securities Administrator shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount, the Group II Interest Remittance Amount and the Group III Interest Remittance Amount remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(viii) to the holders of the Class M-8A and Class M8-B Certificates, pro rata, Accrued Certificate Interest for such class for such Distribution Date;

(ix) to the holders of the Class M-9 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(x) to the holders of the Class M-10 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(xi)    any remainder as described under "Excess Cashflow Distribution".



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AI Certificates, according to the Class AI Certificates Principal Allocation;

(ii) concurrently, to the holders of the Class AII and Class AIII Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II and III below; and

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class AII-1A and Class AII-1B Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero; and

(ii) to the holders of the Class AIII Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I above and III below;

(iii) to the holders of the Class AI Certificates until the certificate balance thereof has been reduced to zero, to the extent not distributed pursuant to I above and III below; and

III. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group III Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AIII Certificates according to the Class AIII Certificates Principal Allocation, until the certificate principal balance thereof has been reduced to zero;

(ii) concurrently, to the holders of the Class AII Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I and II above;

(iii) to the holders of the Class AI Certificates until the certificate balance thereof has been reduced to zero, to the extent not distributed pursuant to I and II above; and

IV. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I, Group II and Group III Principal Distribution Amounts remaining undistributed after I, II and III above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero;

(vii) to the Class M-7 Certificates until the certificate principal balance is reduced to zero;

(viii) to the Class M-8A and Class M-8B Certificates, pro rata, until the certificate principal balance is reduced to zero;

(ix) to the Class M-9 Certificates until the certificate principal balance is reduced to zero; and

(x) to the Class M-10 Certificates until the certificate principal balance is reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AI Certificates, according to the Class AI Certificates Principal Allocation;

(ii) concurrently, to the holders of the Class AII, and Class AIII Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero;

VI. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class AII-1A and Class AII-1B Certificates, pro rata, until the certificate principal balance thereof has been reduced to zero;

(ii) to the holders of the Class AIII Certificates, until the certificate principal balance thereof has been reduced to zero; and

(iii) to the holders of the Class AI Certificates, until the certificate principal balance thereof has been reduced to zero.

VII. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group III Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AIII Certificates, according to the Class AIII Certificates Principal Allocation;

(ii) concurrently, to the holders of the Class AII Certificates, until the certificate principal balance thereof has been reduced to zero; and

(iii) to the holders of the Class AI Certificates, until the certificate principal balance thereof has been reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

VIII. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of any Principal Distribution Amount remaining undistributed after V and VI and VII above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vii) to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(viii) to the Class M-8A and Class M-8B Certificates, pro rata, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ix) to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(x) to the Class M-10 Certificates, the Class M-10 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------
On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)    to the Class M-1 Certificates, any related Unpaid Interest Shortfall
        Amount;

(iii)   to the Class M-1 Certificates, any related Allocated Realized Loss
        Amounts;

(iv)    to the Class M-2 Certificates, any related Unpaid Interest Shortfall
        Amount;

(v)     to the Class M-2 Certificates, any related Allocated Realized Loss
        Amounts;

(vi)    to the Class M-3 Certificates, any related Unpaid Interest Shortfall
        Amount;

(vii)   to the Class M-3 Certificates, any related Allocated Realized Loss
        Amounts;

(viii) to the Class M-4 Certificates, any related Unpaid Interest Shortfall Amount;

(ix)    to the Class M-4 Certificates, any related Allocated Realized Loss
        Amounts;

(x)     to the Class M-5 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xi)    to the Class M-5 Certificates, any related Allocated Realized Loss
        Amount;

(xii)   to the Class M-6 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xiii)  to the Class M-6 Certificates, any related Allocated Realized Loss
        Amount;

(xiv)   to the Class M-7 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xv)    to the Class M-7 Certificates, any related Allocated Realized Loss
        Amount;

(xvi) to the Class M-8A and Class M-8B Certificates, pro rata, any related Unpaid Interest Shortfall Amount;

(xvii) to the Class M-8A and Class M-8B Certificates, pro rata, any related Allocated Realized Loss Amount;

(xviii) to the Class M-9 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xix)   to the Class M-9 Certificates, any related Allocated Realized Loss
        Amount;

(xx)    to the Class M-10 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xxi)   to the Class M-10 Certificates, any related Allocated Realized Loss
        Amount;

(xxii) to the Offered Certificates an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts in the same order and priority in which Accrued Certificate Interest is allocated; and

(xxiii) any remaining amounts as specified in the pooling and servicing agreement.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Accrued Certificate
Interest:                     Accrued Certificate Interest for each Class of
                              Offered Certificates for each Distribution Date means an amount equal to the interest accrued at the related Pass-Through Rate during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Unpaid Interest Shortfall
Amount: The Unpaid Interest Shortfall Amount means (i) for each class of Offered Certificates and the first Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of
                              (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

Interest Remittance Amount:   The Interest Remittance Amount with respect to any
                              Distribution Date is that portion of the Available
                              Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans.

Principal Remittance Amount:  The Principal Remittance Amount means with respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related collection period and received by the Servicer on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer during the related prepayment period,
                              (iii) the principal portion of all related net liquidation proceeds and insurance proceeds and recoveries received during such prepayment period with respect to the Mortgage Loans, (iv) that portion of the purchase price, representing principal of any repurchased Mortgage Loans, deposited to the collection account during such prepayment period, (v) the principal portion of any related substitution adjustments deposited in the collection account during such prepayment period with respect to the Mortgage Loans, and
                              (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price representing principal with respect to the Mortgage Loans.

Basic Principal
Distribution Amount:          The Basic Principal Distribution Amount means with
                              respect to any Distribution Date the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the
                              Overcollateralization Release Amount, if any, for such Distribution Date.

Extra Principal
Distribution Amount:          The Extra Principal Distribution Amount with
                              respect to any Distribution Date is the lesser of
                              (x) the Excess Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency
                              Amount for such Distribution Date.

Principal Distribution
Amount: The Principal Distribution Amount with respect to any Distribution Date is the sum of (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Senior Principal
Distribution Amount:          Senior Principal Distribution Amount means as of
                              any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date and (b) the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates immediately prior to such
                              Distribution Date over (b) the lesser of (x) the product of (1) approximately 74.10% and (2) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related collection period and (y) the amount by which the aggregate
                              Principal Balance of the Mortgage Loans as of the last day of the related collection period exceeds the product of (1) 0.50% and (2) the aggregate
                              Principal Balance of the Mortgage Loans on the Cut-off Date.

Allocated Realized Loss
Amount: An Allocated Realized Loss Amount with respect to any class of the Mezzanine Certificates and any Distribution Date is an amount equal to the sum of any Realized Losses allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

Realized Losses:              A Realized Loss is (i) as to any Mortgage Loan
                              that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage
                              Loan and the related mortgaged property which are applied to the principal balance of such Mortgage
                              Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                              All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-10 Certificates, fourth to the Class M-9 Certificates, fifth to the Class M-8 Certificates, pro rata, sixth to the Class M-7 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates, twelfth to the Class M-1 and thirteenth with respect to any remaining losses from Group II Mortgage Loans to the Class AII-1B Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates except for the Class AII-1B Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled.

Overcollateralization Floor:  The aggregate principal balance of the Mortgage
                              Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of
                              (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Class AI Certificates
Principal Allocation:         The Group I Senior Principal Distribution Amount
                              will be allocated first, to the holders of the Class AI-9 Certificates based on the Lockout
                              Distribution Percentage of the Group I Senior
                              Principal Distribution Amount allocated to the Sequential Certificates, until the certificate principal balance of the Class AI-9 Certificates has been reduced to zero; second, pro rata, to the holders of the Class AI-1A and Class AI-1B
                              Certificates, until the certificate principal balances have been reduced to zero; third, to the holders of the Class AI-2 Certificates, until the certificate principal balance of the Class AI-2
                              Certificates has been reduced to zero; fourth, to the holders of the Class AI-3 Certificates, until the certificate principal balance of the Class
                              AI-3 Certificates has been reduced to zero; fifth, to the holders of the Class AI-4 Certificates, until the certificate principal balance of the Class AI-4 Certificates has been reduced to zero;
                              sixth, to the holders of the Class AI-5
                              Certificates, until the certificate principal balance of the Class AI-5 Certificates has been reduced to zero, seventh, to the holders of the Class AI-6 Certificates, until the certificate principal balance of the Class AI-6 Certificates has been reduced to zero, eighth, to the holders of the Class AI-7 Certificates, until the certificate principal balance of the Class AI-7
                              Certificates has been reduced to zero, ninth, to the holders of the Class AI-8 Certificates, until the certificate principal balance of the Class
                              AI-8 Certificates has been reduced to zero, and tenth to the holders of the Class AI-9
                              Certificates, until the certificate principal balance of the Class AI-9 Certificates has been reduced to zero.

Class AIII Certificates
Principal Allocation:         The Group III Senior Principal Distribution Amount
                              will be allocated pro rata to the holders of (i) the Class AIII-1, Class AIII-2 and Class AIII-3
                              Certificates sequentially until the balance of each Certificate has been reduced to zero and (ii) the Class AIII-PT Certificates.

Lockout Distribution
Percentage:                   For the Class AI-9 Certificates and any
                              Distribution Date, the indicated percentage of the Lockout Certificate Percentage for such
                              Distribution Date:

                                          Distribution Date Occurring In

                              October 2004 through September 2007             0%
                              October 2007 through September 2009            45%
                              October 2009 through September 2010            80%
                              October 2010 through September 2011           100%
                              October 2011 and thereafter                   300%

Lockout Certificate
Percentage:                   For the Class AI-9 Certificates and any
                              Distribution Date, the percentage equal to the aggregate certificate principal balance of the Class AI-9 Certificates immediately prior to such Distribution Date divided by the aggregate certificate principal balance of the Sequential
                              Certificates immediately prior to such
                              Distribution Date.

ARM Principal Distribution
Amount:                       Means, as to any Distribution Date, the excess of
                              (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the Group I Senior Principal Distribution Amount for that Distribution Date.

Group I Parity Amount:        Means, with respect to any Distribution Date, the
                              greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Class AI Certificates, immediately prior to that Distribution Date over (y) the aggregate
                              Principal Balance of the Group I Mortgage Loans as of the last day of the related collection period.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Group I Senior Principal
Distribution Amount:          Group I Senior Principal Distribution Amount means
                              as of any Distribution Date the lesser of (a) the aggregate certificate principal balance of the Class AI Certificates immediately prior to such Distribution Date, (b) the Senior Principal
                              Distribution Amount and (c) the greater of (1) the product of the Senior Principal Distribution
                              Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of
                              (I) the aggregate Principal Balance of the Group I
                              Mortgage Loans on the first day of the related collection period over (II) the aggregate
                              Principal Balance of the Group I Mortgage Loans on the last day of the related collection period, and the denominator of which is the excess of (I) the aggregate Principal Balance of the Mortgage Loans on the first day of the related collection period over (II) the aggregate Principal Balance of the Mortgage Loans on the last day of the related collection period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal
                              Distribution Amount for that Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AII and Class AIII
                              Certificates immediately prior to that
                              Distribution Date.

Group II Principal
Allocation Percentage:        Means, with respect to any Distribution Date, a
                              fraction, expressed as a percentage, the numerator of which is the Principal Remittance Amount with respect to the Group II Mortgage Loans for that Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount with respect to the Group II Mortgage Loans and the Group III Mortgage Loans for that Distribution
                              Date.

Group II Senior Principal
Distribution Amount:          Group II Senior Principal Distribution Amount
                              means as of any Distribution Date the lesser of
                              (a) the aggregate certificate principal balances of the Class AII-1A and Class AII-1B Certificates immediately prior to such Distribution Date for
                              (b) the product of (1) the Group II Principal
                              Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Group III Principal
Allocation Percentage:        Means, with respect to any Distribution Date, a
                              fraction, expressed as a percentage, the numerator of which is the Principal Remittance Amount with respect to the Group III Mortgage Loans for that Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount with respect to the Group III Mortgage Loans and the Group II Mortgage Loans for that Distribution
                              Date.

Group III Senior Principal
Distribution Amount:          Group III Senior Principal Distribution Amount
                              means as of any Distribution Date the lesser of
                              (a) the aggregate certificate principal balance of the Class AIII-1, Class AIII-2. Class AIII-3 and
                              Class AIII-PT Certificates immediately prior to such Distribution Date and (b) the product of (1) the Group III Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal
                              Distribution Amount for that Distribution Date.

Class M-1 Principal
Distribution Amount:          The Class M-1 Principal Distribution Amount is an
                              amount equal to the excess of (x) the sum of the certificate principal balances of the Class A
                              Certificates (after taking into account the Senior
                              Principal Distribution Amount) and the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 78.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-2 Principal
Distribution Amount:          The Class M-2 Principal Distribution Amount is an
                              amount equal to the excess of (x) the sum of the certificate principal balances of the Class A
                              Certificates (after taking into account the Senior
                              Principal Distribution Amount), the Class M-1
                              Certificates (after taking into account the Class
                              M-1 Principal Distribution Amount) and the Class
                              M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-3 Principal
Distribution Amount:          The Class M-3 Principal Distribution Amount is an
                              amount equal to the excess of (x) the sum of the certificate principal balances of the Class A
                              Certificates (after taking into account the Senior
                              Principal Distribution Amount), the Class M-1
                              Certificates (after taking into account the Class
                              M-1 Principal Distribution Amount), the Class M-2
                              Certificates (after taking into account the Class
                              M-2 Principal Distribution Amount) and the Class
                              M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Class M-4 Principal
Distribution Amount:          The Class M-4 Principal Distribution Amount is an
                              amount equal to the excess of (x) the sum of the certificate principal balances of the Class A
                              Certificates (after taking into account the Senior
                              Principal Distribution Amount), the Class M-1
                              Certificates (after taking into account the Class
                              M-1 Principal Distribution Amount), the Class M-2
                              Certificates (after taking into account the Class
                              M-2 Principal Distribution Amount), the Class M-3
                              Certificates (after taking into account the Class
                              M-3 Principal Distribution Amount) and the Class
                              M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-5 Principal
Distribution Amount:          The Class M-5 Principal Distribution Amount is an
                              amount equal to the excess of (x) the sum of the certificate principal balances of the Class A
                              Certificates (after taking into account the Senior
                              Principal Distribution Amount), the Class M-1
                              Certificates (after taking into account the Class
                              M-1 Principal Distribution Amount), the Class M-2
                              Certificates (after taking into account the Class
                              M-2 Principal Distribution Amount), the Class M-3
                              Certificates (after taking into account the Class
                              M-3 Principal Distribution Amount), the Class M-4
                              Certificates (after taking into account the Class
                              M-4 Principal Distribution Amount) and the Class
                              M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-6 Principal
Distribution Amount:          The Class M-6 Principal Distribution Amount is an
                              amount equal to the excess of (x) the sum of the certificate principal balances of the Class A
                              Certificates (after taking into account the Senior
                              Principal Distribution Amount), the Class M-1
                              Certificates (after taking into account the Class
                              M-1 Principal Distribution Amount), the Class M-2
                              Certificates (after taking into account the Class
                              M-2 Principal Distribution Amount), the Class M-3
                              Certificates (after taking into account the Class
                              M-3 Principal Distribution Amount), the Class M-4
                              Certificates (after taking into account the Class
                              M-4 Principal Distribution Amount), the Class M-5
                              Certificates (after taking into account the Class
                              M-5 Principal Distribution Amount) and the Class
                              M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-7 Principal
Distribution Amount:          The Class M-7 Principal Distribution Amount is an
                              amount equal to the excess of (x) the sum of the certificate principal balances of the Class A
                              Certificates (after taking into account the Senior
                              Principal Distribution Amount), the Class M-1
                              Certificates (after taking into account the Class
                              M-1 Principal Distribution Amount), the Class M-2
                              Certificates (after taking into account the Class
                              M-2 Principal Distribution Amount), the Class M-3
                              Certificates (after taking into account the Class
                              M-3 Principal Distribution Amount), the Class M-4
                              Certificates (after taking into account the Class
                              M-4 Principal Distribution Amount), the Class M-5
                              Certificates (after taking into account the Class
                              M-5 Principal Distribution Amount), the Class M-6
                              Certificates (after taking into account the Class
                              M-6 Principal Distribution Amount) and the Class
                              M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Class M-8 Principal
Distribution Amount:          The Class M-8 Principal Distribution Amount is an
                              amount equal to the excess of (x) the sum of the certificate principal balances of the Class A
                              Certificates (after taking into account the Senior
                              Principal Distribution Amount), the Class M-1
                              Certificates (after taking into account the Class
                              M-1 Principal Distribution Amount), the Class M-2
                              Certificates (after taking into account the Class
                              M-2 Principal Distribution Amount), the Class M-3
                              Certificates (after taking into account the Class
                              M-3 Principal Distribution Amount), the Class M-4
                              Certificates (after taking into account the Class
                              M-4 Principal Distribution Amount), the Class M-5
                              Certificates (after taking into account the Class
                              M-5 Principal Distribution Amount), the Class M-6
                              Certificates (after taking into account the Class
                              M-6 Principal Distribution Amount), the Class M-7
                              Certificates (after taking into account the Class
                              M-7 Principal Distribution Amount) and the Class
                              M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-9 Principal
Distribution Amount:          The Class M-9 Principal Distribution Amount is an
                              amount equal to the excess of (x) the sum of the certificate principal balances of the Class A
                              Certificates (after taking into account the Senior
                              Principal Distribution Amount), the Class M-1
                              Certificates (after taking into account the Class
                              M-1 Principal Distribution Amount), the Class M-2
                              Certificates (after taking into account the Class
                              M-2 Principal Distribution Amount), the Class M-3
                              Certificates (after taking into account the Class
                              M-3 Principal Distribution Amount), the Class M-4
                              Certificates (after taking into account the Class
                              M-4 Principal Distribution Amount), the Class M-5
                              Certificates (after taking into account the Class
                              M-5 Principal Distribution Amount), the Class M-6
                              Certificates (after taking into account the Class
                              M-6 Principal Distribution Amount), the Class M-7
                              Certificates (after taking into account the Class
                              M-7 Principal Distribution Amount), the Class M-8
                              Certificates (after taking into account the Class
                              M-8 Principal Distribution Amount) and the Class
                              M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-10 Principal
Distribution Amount:          The Class M-10 Principal Distribution Amount is an
                              amount equal to the excess of (x) the sum of the certificate principal balances of the Class A
                              Certificates (after taking into account the Senior
                              Principal Distribution Amount), the Class M-1
                              Certificates (after taking into account the Class
                              M-1 Principal Distribution Amount), the Class M-2
                              Certificates (after taking into account the Class
                              M-2 Principal Distribution Amount), the Class M-3
                              Certificates (after taking into account the Class
                              M-3 Principal Distribution Amount), the Class M-4
                              Certificates (after taking into account the Class
                              M-4 Principal Distribution Amount), the Class M-5
                              Certificates (after taking into account the Class
                              M-5 Principal Distribution Amount), the Class M-6
                              Certificates (after taking into account the Class
                              M-6 Principal Distribution Amount), the Class M-7
                              Certificates (after taking into account the Class
                              M-7 Principal Distribution Amount), the Class M-8
                              Certificates (after taking into account the Class
                              M-8 Principal Distribution Amount), the Class M-9
                              Certificates (after taking into account the Class
                              M-9 Principal Distribution Amount) and the Class
                              M-10 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   To Maturity
--------------------------------------------------------------------------------

Class AII-1B (To Maturity)
----------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%        50%|50%     75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             17.58         4.62         3.24         2.49         1.98         1.60         1.32
First Principal Date          25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04
Last Principal Date           25-Apr-34    25-Nov-25    25-Jun-19    25-Jan-16    25-Apr-13    25-Apr-11    25-Jul-07
Payment Windows (mos.)           355          254          177          136          103           79           34
Class AIII-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%        50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              9.34         1.58         1.21         1.00         0.86         0.76         0.68
First Principal Date          10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Last Principal Date            5/25/2019    7/25/2007   10/25/2006    6/25/2006    3/25/2006    1/25/2006   11/25/2005
Payment Windows (mos.)            176          34           25           21           18           16           14
Class AIII-2 (To Maturity)
----------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%        50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             21.21         5.49         3.86         3.00         2.41         1.99         1.75
First Principal Date          5/25/2019    7/25/2007    10/25/2006   6/25/2006    3/25/2006    1/25/2006    11/25/2005
Last Principal Date           2/25/2032    6/25/2015    2/25/2012    5/25/2010    3/25/2009    8/25/2007     3/25/2007
Payment Windows (mos.)           154           96           65           48           37           20           17
Class AIII-3 (To Maturity)
----------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             28.59        15.61        11.52         9.02         7.34         5.86         2.76
First Principal Date          25-Feb-32    25-Jun-15    25-Feb-12    25-May-10    25-Mar-09    25-Aug-07    25-Mar-07
Last Principal Date           25-Apr-34    25-Jul-30    25-Dec-25    25-Nov-21    25-May-19    25-Jul-17    25-Sep-07
Payment Windows (mos.)            27          182          167          139          123          120            7
Class AIII-PT (To Maturity)
----------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             17.51         5.24         3.79         2.98         2.43         1.99         1.46
First Principal Date          25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04
Last Principal Date           25-Apr-34    25-Jul-30    25-Dec-25    25-Nov-21    25-May-19    25-Jul-17    25-Sep-07
Payment Windows (mos.)           355          310          255          206          176          154           36



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     To Call
--------------------------------------------------------------------------------

Class AII-1B (To Call)
------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)         17.52         4.57         3.22         2.48         1.98         1.60         1.32
First Principal Date      25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04
Last Principal Date       25-Dec-32    25-May-20    25-Oct-16    25-Feb-14    25-Apr-12    25-Jan-11    25-Jul-07
Payment Windows (mos.)       339          188          145          113           91           76           34
Class AIII-1 (To Call)
------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          9.34         1.58         1.21         1.00         0.86         0.76         0.68
First Principal Date      10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Last Principal Date        5/25/2019    7/25/2007   10/25/2006    6/25/2006    3/25/2006    1/25/2006   11/25/2005
Payment Windows (mos.)        176          34           25           21           18           16           14
Class AIII-2 (To Call)
------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)         21.21         5.49         3.86         3.00         2.41         1.99         1.75
First Principal Date      5/25/2019    7/25/2007    10/25/2006   6/25/2006    3/25/2006    1/25/2006    11/25/2005
Last Principal Date       2/25/2032    6/25/2015     2/25/2012   5/25/2010    3/25/2009    8/25/2007     3/25/2007
Payment Windows (mos.)       154           96           65           48           37           20           17
Class AIII-3 (To Call)
------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)         28.09        13.99        10.29         7.89         6.32         5.03         2.76
First Principal Date      25-Feb-32    25-Jun-15    25-Feb-12    25-May-10    25-Mar-09    25-Aug-07    25-Mar-07
Last Principal Date       25-Dec-32    25-May-20    25-Oct-16    25-Feb-14    25-Apr-12    25-Jan-11    25-Sep-07
Payment Windows (mos.)        11           60           57           46           38           42            7
Class AIII-PT (To Call)
------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)         17.45         5.04         3.64         2.84         2.30         1.89         1.46
First Principal Date      25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04    25-Oct-04
Last Principal Date       25-Dec-32    25-May-20    25-Oct-16    25-Feb-14    25-Apr-12    25-Jan-11    25-Sep-07
Payment Windows (mos.)       339          188          145          113           91           76           36



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NET WAC CAP SCHEDULE
                            Class AII-1B Certificates
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Effective Net                                                   Effective Net
                            Net WAC      Net WAC        WAC Rate(2)                           Net WAC    Net WAC        WAC Rate(2)
  Period    Pay Date        Rate(1)      Rate(2)            (3)       Period    Pay Date      Rate(1)    Rate(2)            (3)
------------------------------------------------------------------------------------------------------------------------------------
     1     10/25/2004        7.03%        7.03%            8.00%        38     11/25/2007      6.12%      9.97%            9.97%
     2     11/25/2004        6.12%        6.12%            8.00%        39     12/25/2007      6.32%     10.27%           10.27%
     3     12/25/2004        6.33%        6.33%            8.00%        40      1/25/2008      6.11%      9.91%            9.91%
     4      1/25/2005        6.12%        6.12%            8.00%        41      2/25/2008      6.10%      9.88%            9.88%
     5      2/25/2005        6.12%        6.12%            8.00%        42      3/25/2008      6.51%     10.53%           10.53%
     6      3/25/2005        6.78%        6.78%            8.00%        43      4/25/2008      6.09%      9.82%            9.82%
     7      4/25/2005        6.12%        6.12%            8.00%        44      5/25/2008      6.28%     10.14%           10.14%
     8      5/25/2005        6.32%        6.33%            8.00%        45      6/25/2008      6.07%      9.78%            9.78%
     9      6/25/2005        6.12%        6.12%            8.00%        46      7/25/2008      6.27%     10.07%           10.07%
    10      7/25/2005        6.32%        6.32%            8.00%        47      8/25/2008      6.06%      9.71%            9.71%
    11      8/25/2005        6.11%        6.12%            8.00%        48      9/25/2008      6.05%      9.68%            9.68%
    12      9/25/2005        6.11%        6.12%            8.00%        49     10/25/2008      6.25%      9.97%            9.97%
    13     10/25/2005        6.31%        6.32%            8.00%        50     11/25/2008      6.04%      9.63%            9.63%
    14     11/25/2005        6.11%        6.11%            8.00%        51     12/25/2008      6.23%      9.92%            9.92%
    15     12/25/2005        6.31%        6.31%            8.00%        52      1/25/2009      6.03%      9.57%            9.57%
    16      1/25/2006        6.10%        6.11%            8.00%        53      2/25/2009      6.02%      9.53%            9.53%
    17      2/25/2006        6.10%        6.10%            8.00%        54      3/25/2009      6.66%     10.51%           10.51%
    18      3/25/2006        6.75%        6.75%            8.00%        55      4/25/2009      6.01%      9.46%            9.46%
    19      4/25/2006        6.09%        6.10%            8.00%        56      5/25/2009      6.20%      9.74%            9.74%
    20      5/25/2006        6.42%        8.50%            8.50%        57      6/25/2009      5.99%      9.39%            9.39%
    21      6/25/2006        6.21%        8.22%            8.22%        58      7/25/2009      6.18%      9.67%            9.67%
    22      7/25/2006        6.41%        8.48%            8.48%        59      8/25/2009      5.98%      9.32%            9.32%
    23      8/25/2006        6.20%        8.19%            8.19%        60      9/25/2009      5.97%      9.29%            9.29%
    24      9/25/2006        6.19%        8.17%            8.17%        61     10/25/2009      6.16%      9.56%            9.56%
    25     10/25/2006        6.39%        8.43%            8.43%        62     11/25/2009      5.96%      9.22%            9.22%
    26     11/25/2006        6.18%        8.83%            8.83%        63     12/25/2009      6.15%      9.49%            9.49%
    27     12/25/2006        6.38%        9.10%            9.10%        64      1/25/2010      5.94%      9.14%            9.14%
    28      1/25/2007        6.17%        8.79%            8.79%        65      2/25/2010      5.93%      9.11%            9.11%
    29      2/25/2007        6.17%        8.77%            8.77%        66      3/25/2010      6.56%     10.04%           10.04%
    30      3/25/2007        6.82%        9.69%            9.69%        67      4/25/2010      5.92%      9.04%            9.04%
    31      4/25/2007        6.15%        8.73%            8.73%        68      5/25/2010      6.11%      9.30%            9.30%
    32      5/25/2007        6.36%        9.77%            9.77%        69      6/25/2010      5.90%      8.96%            8.96%
    33      6/25/2007        6.15%        9.44%            9.44%        70      7/25/2010      6.09%      9.23%            9.23%
    34      7/25/2007        6.35%        9.72%            9.72%        71      8/25/2010      5.89%      8.89%            8.89%
    35      8/25/2007        6.14%        9.38%            9.38%        72      9/25/2010      5.88%      8.86%            8.86%
    36      9/25/2007        6.13%        9.36%            9.36%        73     10/25/2010      6.07%      9.11%            9.11%
    37     10/25/2007        6.33%        9.64%            9.64%        74     11/25/2010      5.87%      8.78%            8.78%
-------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NET WAC CAP SCHEDULE
                      Class AII-1B Certificates (Continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Effective Net                                                      Effective Net
                           Net WAC    Net WAC        WAC Rate(2)                              Net WAC    Net WAC        WAC Rate(2)
  Period     Pay Date      Rate(1)    Rate(2)            (3)         Period      Pay Date      Rate(1)    Rate(2)            (3)
------------------------------------------------------------------------------------------------------------------------------------
    75      12/25/2010      6.06%      9.04%            9.04%           96       9/25/2012      5.71%      8.00%           8.00%
    76       1/25/2011      5.85%      8.71%            8.71%           97      10/25/2012      5.89%      8.23%           8.23%
    77       2/25/2011      5.85%      8.67%            8.67%           98      11/25/2012      5.69%      7.93%           8.00%
    78       3/25/2011      6.46%      9.56%            9.56%           99      12/25/2012      5.88%      8.16%           8.16%
    79       4/25/2011      5.83%      8.60%            8.60%          100       1/25/2013      5.68%      7.86%           8.00%
    80       5/25/2011      6.02%      8.85%            8.85%          101       2/25/2013      5.67%      7.82%           8.00%
    81       6/25/2011      5.82%      8.53%            8.53%          102       3/25/2013      6.27%      8.63%           8.63%
    82       7/25/2011      6.00%      8.78%            8.78%          103       4/25/2013      5.66%      7.76%           8.00%
    83       8/25/2011      5.80%      8.46%            8.46%          104       5/25/2013      5.84%      7.98%           8.00%
    84       9/25/2011      5.79%      8.42%            8.42%          105       6/25/2013      5.65%      7.69%           8.00%
    85      10/25/2011      5.98%      8.66%            8.66%          106       7/25/2013      5.83%      7.91%           8.00%
    86      11/25/2011      5.78%      8.35%            8.35%          107       8/25/2013      5.63%      7.62%           8.00%
    87      12/25/2011      5.96%      8.59%            8.59%          108       9/25/2013      5.63%      7.59%           8.00%
    88       1/25/2012      5.76%      8.28%            8.28%          109      10/25/2013      5.81%      7.81%           8.00%
    89       2/25/2012      5.76%      8.24%            8.24%          110      11/25/2013      5.61%      7.53%           8.00%
    90       3/25/2012      6.15%      8.77%            8.77%          111      12/25/2013      5.79%      7.75%           8.00%
    91       4/25/2012      5.74%      8.17%            8.17%          112       1/25/2014      5.60%      7.46%           8.00%
    92       5/25/2012      5.93%      8.41%            8.41%          113       2/25/2014      5.59%      7.43%           8.00%
    93       6/25/2012      5.73%      8.10%            8.10%
    94       7/25/2012      5.91%      8.33%            8.33%
    95       8/25/2012      5.71%      8.03%            8.03%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 6-month LIBOR at 1.95% and 1-year CMT at 2.26% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR and 1-year CMT instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equals 20% and payments are received from the applicable Yield Maintenance Agreement.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NET WAC CAP SCHEDULE
                             Class AIII Certificates
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Effective Net                                                       Effective Net
                         Net WAC      Net WAC     WAC Rate(2)                             Net WAC      Net WAC        WAC Rate(2)
  Period    Pay Date     Rate(1)      Rate(2)         (3)       Period    Pay Date        Rate(1)      Rate(2)            (3)
------------------------------------------------------------------------------------------------------------------------------------
     1     10/25/2004     7.03%        7.03%         8.00%        38     11/25/2007        6.06%        8.83%            8.83%
     2     11/25/2004     6.12%        6.12%         8.00%        39     12/25/2007        6.25%        9.09%            9.09%
     3     12/25/2004     6.33%        6.33%         8.00%        40      1/25/2008        6.04%        9.32%            9.32%
     4      1/25/2005     6.12%        6.12%         8.00%        41      2/25/2008        6.04%        9.28%            9.28%
     5      2/25/2005     6.12%        6.12%         8.00%        42      3/25/2008        6.45%        9.89%            9.89%
     6      3/25/2005     6.78%        6.78%         8.00%        43      4/25/2008        6.02%        9.21%            9.21%
     7      4/25/2005     6.12%        6.12%         8.00%        44      5/25/2008        6.22%        9.49%            9.49%
     8      5/25/2005     6.33%        6.33%         8.00%        45      6/25/2008        6.01%        9.14%            9.14%
     9      6/25/2005     6.12%        6.12%         8.00%        46      7/25/2008        6.21%        9.43%            9.43%
    10      7/25/2005     6.33%        6.34%         8.00%        47      8/25/2008        6.00%        9.09%            9.09%
    11      8/25/2005     6.12%        6.14%         8.00%        48      9/25/2008        5.99%        9.06%            9.06%
    12      9/25/2005     6.12%        6.14%         8.00%        49     10/25/2008        6.19%        9.32%            9.32%
    13     10/25/2005     6.32%        6.34%         8.00%        50     11/25/2008        5.98%        8.99%            8.99%
    14     11/25/2005     6.12%        6.13%         8.00%        51     12/25/2008        6.17%        9.25%            9.25%
    15     12/25/2005     6.32%        6.33%         8.00%        52      1/25/2009        5.97%        8.93%            8.93%
    16      1/25/2006     6.11%        6.13%         8.00%        53      2/25/2009        5.96%        8.90%            8.90%
    17      2/25/2006     6.11%        6.12%         8.00%        54      3/25/2009        6.59%        9.81%            9.81%
    18      3/25/2006     6.76%        6.78%         8.00%        55      4/25/2009        5.95%        8.82%            8.82%
    19      4/25/2006     6.10%        6.12%         8.00%        56      5/25/2009        6.14%        9.08%            9.08%
    20      5/25/2006     6.30%        6.32%         8.00%        57      6/25/2009        5.94%        8.75%            8.75%
    21      6/25/2006     6.09%        6.11%         8.00%        58      7/25/2009        6.13%        9.01%            9.01%
    22      7/25/2006     6.35%        8.23%         8.23%        59      8/25/2009        5.93%        8.68%            8.68%
    23      8/25/2006     6.14%        7.95%         8.00%        60      9/25/2009        5.92%        8.64%            8.64%
    24      9/25/2006     6.13%        7.93%         8.00%        61     10/25/2009        6.11%        8.90%            8.90%
    25     10/25/2006     6.33%        8.17%         8.17%        62     11/25/2009        5.91%        8.57%            8.57%
    26     11/25/2006     6.12%        7.89%         8.00%        63     12/25/2009        6.10%        8.82%            8.82%
    27     12/25/2006     6.32%        8.14%         8.14%        64      1/25/2010        5.89%        8.50%            8.50%
    28      1/25/2007     6.11%        8.44%         8.44%        65      2/25/2010        5.89%        8.46%            8.46%
    29      2/25/2007     6.10%        8.42%         8.42%        66      3/25/2010        6.51%        9.33%            9.33%
    30      3/25/2007     6.75%        9.30%         9.30%        67      4/25/2010        5.88%        8.39%            8.39%
    31      4/25/2007     6.09%        8.37%         8.37%        68      5/25/2010        6.07%        8.64%            8.64%
    32      5/25/2007     6.29%        8.63%         8.63%        69      6/25/2010        5.86%        8.32%            8.32%
    33      6/25/2007     6.08%        8.32%         8.32%        70      7/25/2010        6.05%        8.56%            8.56%
    34      7/25/2007     6.28%        9.24%         9.24%        71      8/25/2010        5.85%        8.25%            8.25%
    35      8/25/2007     6.07%        8.91%         8.91%        72      9/25/2010        5.85%        8.22%            8.22%
    36      9/25/2007     6.07%        8.89%         8.89%        73     10/25/2010        6.03%        8.46%            8.46%
    37     10/25/2007     6.26%        9.15%         9.15%        74     11/25/2010        5.83%        8.15%            8.15%
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
    Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust   [WELLS
    Home Equity Asset-Backed Certificates, Series 2004-2                   FARGO
    $1,704,566,000 (approximate)                                           LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NET WAC CAP SCHEDULE
                       Class AIII Certificates (Continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Effective Net                                                    Effective Net
                            Net WAC      Net WAC      WAC Rate(2)                             Net WAC      Net WAC     WAC Rate(2)
  Period    Pay Date        Rate(1)      Rate(2)          (3)      Period     Pay Date        Rate(1)      Rate(2)         (3)
------------------------------------------------------------------------------------------------------------------------------------
    75     12/25/2010        6.02%        8.38%          8.38%        96      9/25/2012        5.71%        7.44%         8.00%
    76      1/25/2011        5.82%        8.08%          8.08%        97     10/25/2012        5.90%        7.65%         8.00%
    77      2/25/2011        5.82%        8.05%          8.05%        98     11/25/2012        5.70%        7.38%         8.00%
    78      3/25/2011        6.43%        8.87%          8.87%        99     12/25/2012        5.89%        7.59%         8.00%
    79      4/25/2011        5.80%        7.98%          8.00%       100      1/25/2013        5.69%        7.32%         8.00%
    80      5/25/2011        5.99%        8.21%          8.21%       101      2/25/2013        5.69%        7.29%         8.00%
    81      6/25/2011        5.79%        7.91%          8.00%       102      3/25/2013        6.29%        8.04%         8.04%
    82      7/25/2011        5.98%        8.14%          8.14%       103      4/25/2013        5.68%        7.23%         8.00%
    83      8/25/2011        5.78%        7.84%          8.00%       104      5/25/2013        5.86%        7.44%         8.00%
    84      9/25/2011        5.78%        7.81%          8.00%       105      6/25/2013        5.67%        7.18%         8.00%
    85     10/25/2011        5.96%        8.04%          8.04%       106      7/25/2013        5.85%        7.39%         8.00%
    86     11/25/2011        5.76%        7.75%          8.00%       107      8/25/2013        5.66%        7.12%         8.00%
    87     12/25/2011        5.95%        7.97%          8.00%       108      9/25/2013        5.65%        7.10%         8.00%
    88      1/25/2012        5.75%        7.68%          8.00%       109     10/25/2013        5.84%        7.31%         8.00%
    89      2/25/2012        5.75%        7.65%          8.00%       110     11/25/2013        5.64%        7.04%         8.00%
    90      3/25/2012        6.14%        8.14%          8.14%       111     12/25/2013        5.83%        7.25%         8.00%
    91      4/25/2012        5.74%        7.59%          8.00%       112      1/25/2014        5.64%        6.99%         8.00%
    92      5/25/2012        5.92%        7.81%          8.00%       113      2/25/2014        5.63%        6.97%         8.00%
    93      6/25/2012        5.73%        7.53%          8.00%
    94      7/25/2012        5.91%        7.75%          8.00%
    95      8/25/2012        5.72%        7.47%          8.00%
------------------------------------------------------------------------------------------------------------------------------------


(1) Assumes 6-month LIBOR at 1.95% and 1-year CMT at 2.26% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR and 1-year CMT instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equals 20% and payments are received from the applicable Yield Maintenance Agreement.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.